AS FILED WITH THE SEC ON _____________.                REGISTRATION NO. 33-20000

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                            ----------------------

                                   FORM S-6

                     POST-EFFECTIVE AMENDMENT NO. 21

               FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
              OF SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED
                                ON FORM N-8B-2

                            ----------------------

                            THE PRUDENTIAL VARIABLE
                              APPRECIABLE ACCOUNT
                             (Exact Name of Trust)


                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                              (Name of Depositor)


                               751 BROAD STREET
                         NEWARK, NEW JERSEY 07102-3777

                                  (800) 778-2255
         (Address and telephone number of principal executive offices)

                            ----------------------

                               THOMAS C. CASTANO
                              ASSISTANT SECRETARY
                  THE PRUDENTIAl INSURANCE COMPANY OF AMERICA
                               751 BROAD STREET
                         NEWARK, NEW JERSEY 07102-3777
                    (Name and address of agent for service)


                                   Copy to:
                               JEFFREY C. MARTIN
                                SHEA & GARDNER
                        1800 MASSACHUSETTs AVENUE, N.W.
                            WASHINGTON, D.C. 20036

                             ----------------------

It is proposed that this filing will become effective (check appropriate space):

  [_] immediately upon filing pursuant to paragraph (b) of Rule 485

  [X] on   May 1, 1999             pursuant to paragraph (b) of Rule 485
         -------------------------
              (date)

  [_] 60 days after filing pursuant to paragraph (a) of Rule 485

  [_] on _________________________________ pursuant to paragraph (a) of Rule 485
              (date)

                             CROSS REFERENCE SHEET
                          (AS REQUIRED BY FORM N-8B-2)

          N-8B-2 ITEM NUMBER          LOCATION
          ------------------          --------

           1.                         Cover Page

           2.                         Cover Page

           3.                         Not Applicable

           4.                         Sale of the Contract and Sales Commissions

           5.                         The Prudential Variable Appreciable
                                      Account

           6.                         The Prudential Variable Appreciable
                                      Account

           7.                         Not Applicable

           8.                         Not Applicable

           9.                         Litigation

           10. Introduction and Summary; Short-Term Cancellation Right, or "Free Look"; Contract Forms; Premiums; Contract Date; Allocation of Premiums; Transfers; Contract Fees and Charges; How the Contract Fund Changes with Investment Experience; How a Contract's Death Benefit Will Vary; Surrender of a Contract; Lapse and Reinstatement; When Proceeds are Paid; Other General Contract Provisions; Voting Rights; Withdrawal of Excess Cash Surrender Value; Increases in Face Amount; Decreases in Face Amount; Riders; The Prudential Series Fund, Inc.

           11. Introduction and Summary; The Prudential Variable Appreciable Account

           12. Cover Page; Introduction and Summary; The Prudential Series Fund, Inc.; Sale of the Contract and Sales Commissions

           13. Introduction and Summary; The Prudential Series Fund, Inc.; Contract Fees and Charges; Reduction of Charges for Concurrent Sales to Several Individuals; Sale of the Contract and Sales Commissions

           14.                        Introduction and Summary; Requirements for
                                      Issuance of a Contract

           15. Introduction and Summary; Allocation of Premiums; Transfers; Dollar Cost Averaging; Fixed-Rate Option; General Information about Prudential, The Prudential Variable Appreciable Account, and the Variable Investment Options Available under the Account.

           16.                        Introduction and Summary; Detailed
                                      Information About the Contract

           17.                        Surrender of a Contract; When Proceeds are
                                      Paid

           18.                        The Prudential Variable Appreciable
                                      Account

           19.                        Reports to Contract Owners

           20.                        Not Applicable

           21.                        Contract Loans

           22.                        Not Applicable

           23.                        Not Applicable

           24.                        Other General Contract Provisions

          N-8B-2 ITEM NUMBER          LOCATION
          ------------------          --------

           25.                        Introduction and Summary

           26.                        Introduction and Summary; Contract Fees
                                      and Charges

           27. The Prudential Insurance Company of America; The Prudential Series Fund, Inc.

           28.                        The Prudential Insurance Company of
                                      America; Directors and Officers

           29.                        The Prudential Insurance Company of
                                      America

           30.                        Not Applicable

           31.                        Not Applicable

           32.                        Not Applicable

           33.                        Not Applicable

           34.                        Not Applicable

           35.                        The Prudential Insurance Company of
                                      America

           36.                        Not Applicable

           37.                        Not Applicable

           38.                        Sale of the Contract and Sales Commissions

           39.                        Sale of the Contract and Sales Commissions

           40.                        Not Applicable

           41.                        Sale of the Contract and Sales Commissions

           42.                        Not Applicable

           43.                        Not Applicable

           44. Introduction and Summary; The Prudential Series Fund, Inc.; How the Contract Fund Changes With Investment Experience; How a Contract's Death Benefit Will Vary

           45.                        Not Applicable

           46. Introduction and Summary; The Prudential Variable Appreciable Account; The Prudential Series Fund, Inc.

           47. The Prudential Variable Appreciable Account; The Prudential Series Fund, Inc.

           48.                        Not Applicable

           49.                        Not Applicable

           50.                        Not Applicable

           51.                        Not Applicable

           52.                        Substitution of Series Fund Shares

           53.                        Tax Treatment of Contract Benefits

           54.                        Not Applicable

           55.                        Not Applicable

           56.                        Not Applicable

           57.                        Not Applicable

           58.                        Not Applicable

          N-8B-2 ITEM NUMBER          LOCATION
          ------------------          --------

           59. Financial Statements; Financial Statements of The Prudential Variable Appreciable Account; Consolidated Financial Statements of The Prudential Insurance Company of America and Subsidiaries

                                     PART I

                       INFORMATION REQUIRED IN PROSPECTUS

                                  PRUDENTIAL'S
                         VARIABLE APPRECIABLE LIFE(R)
                                   INSURANCE


                                  PROSPECTUS


                                THE PRUDENTIAL
                         VARIABLE APPRECIABLE ACCOUNT



                               MAY 1, 1999


                                                               [LOGO] PRUDENTIAL

PROSPECTUS
MAY 1, 1999
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

VARIABLE
APPRECIABLE
LIFE(R)
INSURANCE CONTRACTS

This prospectus describes two forms of a variable life insurance contract (the "Contract") offered by The Prudential Insurance Company of America ("Prudential", "we" or "us") under the name Variable APPRECIABLE LIFE(R) Insurance. The first form provides a death benefit that generally remains fixed in an amount you, the Contract owner, choose and cash surrender values that vary daily. The second form also provides cash surrender values that vary daily and a death benefit that will also vary daily. Under both forms of the Contract, the death benefit will never be less than the "face amount" of insurance you chose. There is no guaranteed minimum cash surrender value.

You may choose to invest your Contract's premiums and its earnings in one or more of the following ways:

 . Invest in one or more of 15 available subaccounts of The Prudential Variable
  Appreciable Account, each of which invests in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"):

    MONEY MARKET             CONSERVATIVE Balanced    EQUITY
    DIVERSIFIED BOND         FLEXIBLE Managed         PRUDENTIAl JENNISON
    GOVERNMENT INCOME        HIGH YIELD BOND          SMALL CAPITALIZATION STOCK
    ZERO COUPON BOND 2000    STOCK INDEX              GLOBAL
    Zero COUPON Bond 2005    EQUITY INCOME            NATURAL RESOURCES

 . Invest in the FIXED-RATE OPTION, which pays a guaranteed interest rate.
  Prudential will credit interest daily on any portion of the premium payment that you have allocated to the fixed-rate option at rates periodically declared by Prudential, in its sole discretion. Any such interest rate will never be less than an effective annual rate of 4%.

 . Invest in THE PRUDENTIAL VARIABLE CONTRACT REAL PROPERTY ACCOUNT (the "Real
  Property Account"), described in a prospectus attached to this one.

You have considerable flexibility as to when and in what amounts you pay premiums. However, it is to your advantage to pay a Scheduled Premium amount on the dates due, which are at least once a year but may be more often.

This prospectus describes the Contract generally and The Prudential Variable Appreciable Account. The attached prospectus for the Series Fund, and the Series Fund's statement of additional information describe the investment objectives and the risks of investing in the portfolios. Prudential may add additional investment options in the future.

BEFORE YOU SIGN AN APPLICATION TO PURCHASE THIS LIFE INSURANCE CONTRACT, YOU SHOULD CAREFULLY READ THIS PROSPECTUS. IF YOU DO PURCHASE THE CONTRACT, YOU SHOULD RETAIN THIS PROSPECTUS, TOGETHER WITH THE CONTRACT, FOR FUTURE REFERENCE.

THE SECURITIES AND EXCHANGE COMMISSION ("SEC") MAINTAINS A WEB SITE (HTTP://WWW.SEC.GOV) THAT CONTAINS MATERIAL INCORPORATED BY REFERENCE AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SEC.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A criminal offense.

                 THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                             751 Broad Street
                        Newark, New Jersey  07102-3777
                        Telephone: (800) 778-2255

APPRECIABLE LIFE IS A REGISTERED MARK OF PRUDENTIAL.

                               TABLE OF CONTENTS

                                                                                                        PAGE
INTRODUCTION AND SUMMARY..............................................................................    1
 BRIEF DESCRIPTION OF THE CONTRACT....................................................................    1
 INVESTMENT OPTIONS: THE PRUDENTIAL SERIES FUND, INC. PORTFOLIOS......................................    2
 ADDITIONAL INVESTMENT OPTIONS........................................................................    3
 CHARGES..............................................................................................    3
 TYPES OF DEATH BENEFIT...............................................................................    4
 PREMIUM PAYMENTS.....................................................................................    5
 LAPSE AND GUARANTEE AGAINST LAPSE....................................................................    5
 REFUND...............................................................................................    6

GENERAL INFORMATION ABOUT PRUDENTIAL, THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT, AND THE VARIABLE
 INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT......................................................    7
 THE PRUDENTIAL INSURANCE COMPANY OF AMERICA..........................................................    7
 THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT..........................................................    7
 THE PRUDENTIAL SERIES FUND, INC......................................................................    7
 THE PRUDENTIAL VARIABLE CONTRACT REAL PROPERTY ACCOUNT...............................................    8
 THE FIXED-RATE OPTION................................................................................    9
 WHICH INVESTMENT OPTION SHOULD BE SELECTED?..........................................................    9

DETAILED INFORMATION ABOUT THE CONTRACT...............................................................   10
 REQUIREMENTS FOR ISSUANCE OF A CONTRACT..............................................................   10
 SHORT-TERM CANCELLATION RIGHT OR "FREE LOOK".........................................................   10
 CONTRACT FORMS.......................................................................................   10
 CONTRACT DATE........................................................................................   11
 PREMIUMS.............................................................................................   11
 ALLOCATION OF PREMIUMS...............................................................................   12
 TRANSFERS............................................................................................   13
 DOLLAR COST AVERAGING................................................................................   13
 CONTRACT FEES AND CHARGES............................................................................   14
 SURRENDER OR WITHDRAWAL CHARGES......................................................................   17
 TRANSACTION CHARGES..................................................................................   18
 REDUCTION OF CHARGES FOR CONCURRENT SALES TO SEVERAL INDIVIDUALS.....................................   18
 HOW THE CONTRACT FUND CHANGES WITH INVESTMENT EXPERIENCE.............................................   18
 HOW A CONTRACT'S DEATH BENEFIT WILL VARY.............................................................   19
 INCREASES IN FACE AMOUNT.............................................................................   20
 DECREASES IN FACE AMOUNT.............................................................................   21
 WITHDRAWAL OF EXCESS CASH SURRENDER VALUE............................................................   22
 SURRENDER OF A CONTRACT..............................................................................   22
 WHEN PROCEEDS ARE PAID...............................................................................   23
 LIVING NEEDS BENEFIT.................................................................................   23
 HYPOTHETICAL ILLUSTRATIONS OF DEATH BENEFITS AND CASH SURRENDER VALUES...............................   24
 CONTRACT LOANS.......................................................................................   26
 LAPSE AND REINSTATEMENT..............................................................................   27
 VOTING RIGHTS........................................................................................   28
 SUBSTITUTION OF SERIES FUND SHARES...................................................................   29
 REPORTS TO CONTRACT OWNERS...........................................................................   29
 TAX TREATMENT OF CONTRACT BENEFITS...................................................................   29
 TAX-QUALIFIED PENSION PLANS..........................................................................   31
 RIDERS...............................................................................................   31
 PARTICIPATION IN DIVISIBLE SURPLUS...................................................................   31
 OTHER GENERAL CONTRACT PROVISIONS....................................................................   31
 PAYING PREMIUMS BY PAYROLL DEDUCTION.................................................................   32
 UNISEX PREMIUMS AND BENEFITS.........................................................................   32
 SALES TO PERSONS 14 YEARS OF AGE OR YOUNGER..........................................................   32
 EXCHANGE OF FIXED-DOLLAR CONTRACT TO VARIABLE CONTRACT...............................................   32
 SALE OF THE CONTRACT AND SALES COMMISSIONS...........................................................   33
 STATE REGULATION.....................................................................................   33
 EXPERTS..............................................................................................   33

 LITIGATION...........................................................................................   33
 YEAR 2000 COMPLIANCE.................................................................................   34
 ADDITIONAL INFORMATION...............................................................................   35
 FINANCIAL STATEMENTS.................................................................................   36

DIRECTORS AND OFFICERS OF PRUDENTIAL..................................................................   37

FINANCIAL STATEMENTS OF THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT...................................   A1

CONSOLIDATED FINANCIAL STATEMENTS OF THE PRUDENTIAL INSURANCE
COMPANY OF AMERICA AND SUBSIDIARIES...................................................................   B1

                           INTRODUCTION AND SUMMARY

This Summary provides a brief overview of the more significant aspects of the Contract. We provide further detail in the subsequent sections of this prospectus and in the Contract. The Contract, including the application attached to it, constitutes the entire agreement between you and Prudential and you should retain these documents.

As you read this prospectus you should keep in mind that this is a variable life insurance contract. Variable life insurance has significant investment aspects and requires you to make investment decisions, and therefore it is also a "security." Securities that are offered to the public must be registered with the Securities and Exchange Commission. The prospectus that is a part of the registration statement must be given to all prospective purchasers. A substantial part of the premium pays for life insurance that will pay a benefit to the beneficiary, in the event of the insured's death. This death benefit generally far exceeds the total premium payments. Therefore, you should not purchase this Contract unless the major reason for the purchase is to provide life insurance protection. Because the Contract provides whole-life permanent insurance, it also serves a second important objective. It may be expected to provide an increasing cash surrender value that can be used during your lifetime.

BRIEF DESCRIPTION OF THE CONTRACT

The Variable APPRECIABLE LIFE Insurance Contract (the "Contract") is issued and sold by The Prudential Insurance Company of America ("Prudential", "we" or "us"). The Contract is a form of flexible premium variable life insurance. It is based on a Contract Fund, the value of which changes every business day. The Contract Fund amount represents the value of your Contract on that day. On any date it is equal to the sum of the amounts in all the subaccounts, the amount invested under the fixed-rate option, the amount invested under the Real Property Account, and the principal amount of any Contract debt. You will, however, have to pay a surrender charge if you decide to surrender the Contract during the first 10 Contract years.

A broad objective of the Contract is to provide benefits that will increase in value if favorable investment results are achieved. Prudential has established The Prudential Variable Appreciable Account (the "Account") under New Jersey law as a separate investment account whose assets are segregated from all other assets of Prudential. The Account is divided into 15 subaccounts, and you decide which subaccount or subaccounts will hold the assets of your Contract Fund. Whenever you pay a premium, Prudential first deducts certain charges and, except for amounts allocated to the fixed-rate option and the Real Property Account, puts the remainder C often called the "net premium" C into the Account. The money in the Account, including your Contract Fund, is then invested in the following way. The money allocated to each subaccount is immediately invested in a corresponding portfolio of the Series Fund, a series mutual fund for which Prudential is the investment adviser.

The Series Fund is an investment company registered under the Investment Company Act of 1940.

INVESTMENT OPTIONS: THE PRUDENTIAL SERIES FUND, INC. PORTFOLIOS

o MONEY MARKET PORTFOLIO: The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The Portfolio invests in high quality short-term debt obligations that mature in 13 months or less.

o DIVERSIFIED BOND PORTFOLIO: The investment objective is a high level of income over a longer term while providing reasonable safety of capital. The Portfolio invests primarily in higher grade debt obligations and high quality money market investments.

o GOVERNMENT INCOME PORTFOLIO: The investment objective is a high level of income over the longer term consistent with the preservation of capital. The Portfolio invests primarily in U.S. Government securities, including intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies or instrumentalities established by the U.S. government.

o TWO ZERO COUPON BOND PORTFOLIOS - 2000 and 2005: The investment objective of these two portfolios is the highest predictable compound investment for a specific period of time, consistent with the safety of invested capital. The Portfolio invests primarily in debt obligations of the U.S. Treasury and corporations that have been issued without interest coupons or have been stripped of their interest coupons, or have interest coupons that have been stripped from the debt obligations.

o CONSERVATIVE BALANCED PORTFOLIO: The investment objective is a total investment return consistent with a conservatively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments.

o FLEXIBLE MANAGED PORTFOLIO: The investment objective is a total investment return consistent with an aggressively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments.

o HIGH YIELD BOND PORTFOLIO: The investment objective is a high total return. The Portfolio invests primarily in high yield/high risk debt securities
     .

o STOCK INDEX PORTFOLIO: The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks. The Portfolio attempts to duplicate the price and yield performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500
     Index").

o EQUITY INCOME PORTFOLIO: The investment objective is both current income and capital appreciation. The Portfolio invests primarily in common stocks and convertible securities that provide good prospects for returns above those of the S&P 500 Index or the NYSE Composite Index.

o EQUITY PORTFOLIO: The investment objective is capital appreciation. The Portfolio invests primarily in common stocks of major established corporations as well as smaller companies that offer attractive prospects of appreciation.

o PRUDENTIAL JENNISON PORTFOLIO: The investment objective is to achieve long-term growth of capital. The Portfolio invests primarily in equity securities of major established corporations that offer above-average growth prospects.

o SMALL CAPITALIZATION STOCK PORTFOLIO: The investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of publicly-traded companies with small market capitalization.

o GLOBAL PORTFOLIO: The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies.

o NATURAL RESOURCES PORTFOLIO: The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks and convertible securities of natural resource companies and securities that are related to the market value of some natural resource.

For further information about the Series Fund portfolios see THE PRUDENTIAL SERIES FUND, INC., page 8.

ADDITIONAL INVESTMENT OPTIONS

The two additional options that are regulated differently from the other 15 because neither one is an investment company registered under the Investment Company Act of 1940 are:

The FIXED-RATE option increases the portion of your Contract Fund allocated to this option at a guaranteed rate of interest. Refer to THE FIXED-RATE OPTION on page 9 for more information.

The REAL PROPERTY ACCOUNT invests in income-producing real property. It is described in a separate prospectus that is attached to this one.

CHARGES

Prudential deducts certain charges from each premium payment and from the amounts held in the designated investment options. In addition, Prudential makes certain additional charges if a Contract lapses or is surrendered during the first 10 Contract years. All these charges, which are largely designed to cover insurance costs and risks as well as sales and administrative expenses, are fully described under CONTRACT FEES AND CHARGES on page 14. In brief, and subject to that fuller description, the following chart outlines the charges which Prudential may make:



    ----------------------------------------------------------------------
                                PREMIUM PAYMENT
    ----------------------------------------------------------------------

                        ----------------------------------------
                         o   less charge for taxes attributable
                             to premiums
                         o   less $2 processing fee
                        ----------------------------------------

------------------------------------------------------------------------------
                              NET PREMIUM AMOUNT

To be invested in one or a combination of:

   o   The investment portfolios of the Series Fund
   o   The fixed-rate option
   o   The Real Property Account

------------------------------------------------------------------------------

                                 DAILY CHARGES

o We deduct management fees and expenses from the Series Fund and, if applicable, from the Real Property Account assets.

o We deduct a daily mortality and expense risk charge equivalent to an annual rate of up to 0.9% from the variable investment option (the subaccounts and the Real Property Account) assets.

------------------------------------------------------------------------------

                                MONTHLY CHARGES

o We currently deduct a sales charge from the Contract Fund in the amount of 1/2 of 1% of the primary annual premium.
o We reduce the Contract Fund by a guaranteed minimum death benefit risk charge of not more than $0.01 per $1,000 of the face amount of insurance.
o We reduce the Contract Fund by an administrative charge of up to $3 per Contract and $0.03 per $1,000 of face amount of insurance.
o We deduct a charge for anticipated mortality. The maximum charge is based on the Non-Smoker/Smoker 1980 CSO Tables.
o  If the Contract includes riders, we deduct rider charges from the Contract
   Fund.
o If the rating class of the insured results in an extra charge, we will deduct that charge from the Contract Fund.

------------------------------------------------------------------------------

                          POSSIBLE ADDITIONAL CHARGES

o During the first 10 Contract years, we will assess a contingent deferred sales charge if the Contract lapses or is surrendered. During the first five years, the maximum contingent deferred sales charge is 50% of the first year's primary annual premium. This charge is both subject to other important limitations and reduced for Contracts that have been inforce for more than five years.
o During the first 10 Contract years, we will assess a contingent deferred administrative charge if the Contract lapses or is surrendered. During the first five years, this charge equals $5 per $1,000 of face amount. It begins to decline uniformly after the fifth Contract year so that it disappears on the 10th Contract anniversary.
o We assess an administrative processing charge equal to the lesser of $15 or 2% for each withdrawal of excess cash surrender value.

------------------------------------------------------------------------------

TYPES OF DEATH BENEFIT

The death benefit is an important feature of the Contract. You may choose one of the following two forms of the Contract. They each have a different death benefit amount.

CONTRACT FORM A, LEVEL DEATH BENEFIT: The death benefit will generally be equal to the face amount of insurance. It can never be less than this amount. However, it is possible, after the Contract has been held for many years, that the Contract Fund will become so large that Prudential C to meet certain requirements of the Internal Revenue Code C will increase the death benefit.

CONTRACT FORM B, VARIABLE DEATH BENEFIT: The death benefit will increase and decrease as the amount of the Contract Fund varies with the investment performance of the selected options. However, the death benefit under Form B, as is true under Form A, will never be less than the initial face amount and it may also be increased to satisfy Internal Revenue Code requirements.

Throughout this prospectus the word "Contract" refers to both Form A and B unless specifically stated otherwise. Under both Form A and B Contracts there is no guaranteed minimum cash surrender value. For more information, refer to HOW A CONTRACT'S DEATH BENEFIT WILL VARY on page 19.

PREMIUM PAYMENTS

Your Contract sets forth a Scheduled Premium which is payable annually, semi-annually, quarterly or monthly. Prudential guarantees that, if the Scheduled Premiums are paid when due (or if missed premiums are paid later, with interest) and there are no withdrawals, the Contract will not lapse because of unfavorable investment experience. Your Contract may terminate if the Contract debt exceeds what the cash surrender value would be if there was no Contract debt. Prudential will notify you before the Contract is terminated and you may then repay all or enough of the loan to keep the Contract inforce. See CONTRACT LOANS, page
26.

Your Scheduled Premium consists of two amounts:

o The initial amount is payable from the time you purchase your Contract until the Contract anniversary immediately following your 65th birthday or the Contract's seventh anniversary, whichever is later (the "Premium Change Date");

o The guaranteed maximum amount payable after the Premium Change Date. See PREMIUMS, page 11.


The payment of premiums in excess of Scheduled Premiums may cause the Contract to become a Modified Endowment Contract for federal income tax purposes. See PREMIUMS, page 11, and TAX TREATMENT OF CONTRACT BENEFITS, page 29.

LAPSE AND GUARANTEE AGAINST LAPSE

The Prudential Variable APPRECIABLE LIFE Insurance Contract is a form of life insurance that provides much of the flexibility of variable universal life, however, with two important distinctions:

o Prudential guarantees that if the Scheduled Premiums are paid when due, or within the grace period (or missed premiums are paid later with interest), the Contract will not lapse and at least the face amount of insurance will be paid upon the death of the insured.

o If all premiums are not paid when due (or not made up later), the Contract will still not lapse as long as the Contract Fund is higher than a stated amount set forth in the Contract. This amount is called the "Tabular Contract Fund", and it increases each year. In later years it becomes quite high. The Contract lapses when the Contract Fund falls below this stated amount, rather than when it drops to zero. This means that when a Variable APPRECIABLE LIFE Contract lapses, it may still have considerable value and you may have a substantial incentive to reinstate it. If you choose otherwise, you may take, in one form or another, the cash surrender value.

You can find more information on this topic in LAPSE AND REINSTATEMENT on page 27.

REFUND

For a limited time, a Contract may be returned for a refund in accordance with the terms of its "free look" provision. SEE SHORT-TERM CANCELLATION RIGHT OR "FREE LOOK," page 10.

THE REPLACEMENT OF LIFE INSURANCE IS GENERALLY NOT IN YOUR BEST INTEREST. IN MOST CASES, IF YOU REQUIRE ADDITIONAL COVERAGE, THE BENEFITS OF YOUR EXISTING CONTRACT CAN BE PROTECTED BY PURCHASING ADDITIONAL INSURANCE OR A SUPPLEMENTAL CONTRACT. IF YOU ARE CONSIDERING REPLACING A CONTRACT, YOU SHOULD COMPARE THE BENEFITS AND COSTS OF SUPPLEMENTING YOUR EXISTING CONTRACT WITH THE BENEFITS AND COSTS OF PURCHASING THE CONTRACT DESCRIBED IN THIS PROSPECTUS AND YOU SHOULD CONSULT WITH A QUALIFIED TAX ADVISER.

THIS PROSPECTUS MAY ONLY BE OFFERED IN JURISDICTIONS IN WHICH THE OFFERING IS LAWFUL. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR THE PRUDENTIAL SERIES FUND, INC., AND IN THE PROSPECTUS FOR THE REAL PROPERTY ACCOUNT.

  GENERAL INFORMATION ABOUT PRUDENTIAL, THE PRUDENTIAL VARIABLE APPRECIABLE
       ACCOUNT, AND THE VARIABLE INVESTMENT OPTIONS AVAILABLE UNDER THE
                                   CONTRACT

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA


The Prudential Insurance Company of America is a mutual insurance company, founded in 1875 under the laws of the State of New Jersey. Prudential is currently considering reorganizing itself into a publicly traded stock company through a process known as "demutualization." On February 10, 1998, the Company's Board of Directors authorized management to take the preliminary steps necessary to allow the Company to demutualize. On July 1, 1998, legislation was enacted in New Jersey that would permit this conversion to occur and that specified the process for conversion. Demutualization is a complex process involving development of a plan of reorganization, adoption of a plan by the Company's Board of Directors, a public hearing, voting by qualified policyholders and regulatory approval, all of which could take two or more years to complete. Prudential's management and Board of Directors have not yet determined to demutualize and it is possible that, after careful review, Prudential could decide not to go public.

The plan of reorganization, which hasn't been developed and approved, would provide the criteria for determining eligibility and the methodology for allocating shares or other consideration to those who would be eligible. Generally, the amount of shares or other consideration eligible customers would receive would be based on a number of factors, including the types, amounts and issue years of the customer's policies. As a general rule, owners of Prudential-issued insurance policies and annuity contracts would be eligible, while mutual fund customers and customers of the Company's subsidiaries would not be. It has not yet been determined whether any exceptions to that general rule will be made with respect to policyholders and contract owners of Prudential's subsidiaries.

Prudential is licensed to sell life insurance and annuities in the District of Columbia, Guam, U. S. Virgin Islands, and in all states. These Contracts are not offered in any state in which the necessary approvals have not yet been obtained.

Prudential's consolidated financial statements begin on page B1 and should be considered only as bearing upon Prudential's ability to meet its obligations under the Contracts.

THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

The Prudential Variable Appreciable Account (the "Account") was established on August 11, 1987 under New Jersey law as a separate investment account. The Account meets the definition of a "separate account" under the federal securities laws. The Account holds assets that are segregated from all of Prudential's other assets.

The obligations to Contract owners and beneficiaries arising under the Contract are general corporate obligations of Prudential. Prudential is also the legal owner of the assets in the Account. Prudential will maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits attributable to the Account. These assets may not be charged with liabilities which arise from any other business Prudential conducts. In addition to these assets, the Account's assets may include funds contributed by Prudential to commence operation of the Account and may include accumulations of the charges Prudential makes against the Account. From time to time these additional assets may be withdrawn by Prudential.

The Account is a unit investment trust, which is a type of investment company. It is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act"). This does not involve any supervision by the SEC of the management, investment policies, or practices of the Account. For state law purposes, the Account is treated as a part or division of Prudential.

Currently, you may invest in one or a combination of 15 available subaccounts within the Account, each of which invests in a single corresponding portfolio of the Series Fund. Prudential may add additional subaccounts in the future. The page A1.

THE PRUDENTIAL SERIES FUND, INC.


The Series Fund is registered under the 1940 Act as an open-end diversified management investment company. Its shares are currently sold only to separate accounts of Prudential and certain subsidiary insurers that offer variable life insurance and variable annuity contracts. The Account will purchase and redeem shares from the Series Fund at net asset value. Shares will be redeemed to the extent necessary for Prudential to provide benefits under the Contract and to transfer assets from one subaccount to another, as requested by Contract owners. Any dividend or capital gain distribution received from a portfolio of the Series Fund will be reinvested immediately at net asset value in shares of that portfolio and retained as assets of the corresponding subaccount.

Prudential is the investment adviser for the assets of each of the portfolios of the Series Fund. Prudential's principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. Prudential has a Service Agreement with its wholly-owned subsidiary, The Prudential Investment Corporation ("PIC"). The Service Agreement provides that, subject to Prudential's supervision, PIC will furnish investment advisory services in connection with the management of the Series Fund. In addition, Prudential has entered into a Subadvisory Agreement with its wholly-owned subsidiary, Jennison Associates LLC ("Jennison"), under which Jennison provides investment advisory services for the Prudential Jennison Portfolio. Further detail is provided in the prospectus and statement of additional information for the Series Fund. Prudential, PIC, and Jennison are registered as investment advisers under the 1940 Act.

As an investment adviser, Prudential charges the Series Fund a daily investment management fee as compensation for its services. In addition to the investment management fee, each portfolio incurs certain expenses, such as accounting and custodian fees. See DEDUCTIONS FROM PORTFOLIOS, page 14.

In the future it may become disadvantageous for both variable life insurance and variable annuity contract separate accounts to invest in the same underlying mutual fund. Although neither the companies that invest in the Series Fund nor the Series Fund currently foresees any such disadvantage, the Series Fund's Board of Directors intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity contract owners and to determine what action, if any, should be taken. Material conflicts could result from such things as: (1) changes in state insurance law; (2) changes in federal income tax law; (3) changes in the investment management of any portfolio of the Series Fund; or (4) differences between voting instructions given by variable life insurance and variable annuity contract owners.

A FULL DESCRIPTION OF THE SERIES FUND, ITS INVESTMENT OBJECTIVES, MANAGEMENT, POLICIES, RESTRICTIONS, EXPENSES, INVESTMENT RISKS, AND ALL OTHER ASPECTS OF ITS OPERATION IS CONTAINED IN THE ATTACHED PROSPECTUS FOR THE SERIES FUND AND IN ITS STATEMENT OF ADDITIONAL INFORMATION, WHICH SHOULD BE READ IN CONJUNCTION WITH THIS PROSPECTUS. THERE IS NO ASSURANCE THAT THE INVESTMENT OBJECTIVES OF THE SERIES FUND WILL BE MET.

THE PRUDENTIAL VARIABLE CONTRACT REAL PROPERTY ACCOUNT

The Prudential Variable Contract Real Property Account (the "Real Property Account") is a separate account of Prudential. Through a general partnership formed by Prudential and two of its subsidiaries, this account invests primarily in income-producing real property such as office buildings, shopping centers, agricultural land, hotels, apartments or industrial properties. It also invests in mortgage loans and other real estate-related investments, including sale-leaseback transactions. It is not registered as an investment company under the 1940 Act and is therefore not subject to the same regulation as the Series Fund. The objectives of the Real Property Account and the Partnership are to preserve and protect capital, provide for compounding of income as a result of reinvestment of cash flow from investments, and provide for increases over time in the amount of such income through appreciation in asset value.

The Partnership has entered into an investment management agreement with Prudential, under which Prudential selects the properties and other investments held by the Partnership. Prudential charges the Partnership a daily fee for investment management which amounts to 1.25% per year of the average daily gross assets of the Partnership.

A full description of the Real Property Account, its management, policies, restrictions, charges and expenses, investment risks, the Partnership's investment objectives, and all other aspects of the Real Property Account's and the Partnership's operations is contained in the attached prospectus for the Real Property Account. It should be read together with this prospectus by any Contract owner considering the real estate investment option. There is no assurance that the investment objectives of the Real Property Account will be met.

THE FIXED-RATE OPTION

BECAUSE OF EXEMPTIVE AND EXCLUSIONARY PROVISIONS, INTERESTS IN THE FIXED-RATE OPTION UNDER THE CONTRACT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND THE GENERAL ACCOUNT HAS NOT BEEN REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940. ACCORDINGLY, INTERESTS IN THE FIXED-RATE OPTION ARE NOT SUBJECT TO THE PROVISIONS OF THESE ACTS, AND PRUDENTIAL HAS BEEN ADVISED THAT THE STAFF OF THE SEC HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE FIXED-RATE OPTION. ANY INACCURATE OR MISLEADING DISCLOSURE REGARDING THE FIXED-RATE OPTION MAY, HOWEVER, BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF FEDERAL SECURITIES LAWS.

You may choose to allocate, either initially or by transfer, all or part of your Contract Fund to the fixed-rate option. This amount becomes part of Prudential's general account. Prudential's general account consists of all assets owned by Prudential other than those in the Account and in other separate accounts that have been or may be established by Prudential. Subject to applicable law, Prudential has sole discretion over the investment of the general account assets. Contract owners do not share in the investment experience of those assets. Instead, Prudential guarantees that the part of the Contract Fund allocated to the fixed-rate option will accrue interest daily at an effective annual rate that Prudential declares periodically. This rate may not be less than an effective annual rate of 4%.

Currently, the following steps are taken for crediting interest rates: (1) declared interest rates remain in effect from the date money is allocated to the fixed-rate option until the Monthly date in the same month in the following year; (2) thereafter, a new crediting rate will be declared each year and will remain in effect for the calendar year. Prudential reserves the right to change this practice. The term Monthly date means the day of each month that is the same as the Contract Date. See CONTRACT DATE, page 11.

Prudential is not obligated to credit interest at a higher rate than 4%, although we may do so. Different crediting rates may be declared for different portions of the Contract Fund allocated to the fixed-rate option. At least annually and on request, you will be advised of the interest rates that currently apply to your Contract.

Transfers from the fixed-rate option are subject to strict limits. See Transfers, page 13. The payment of any cash surrender value attributable to the fixed-rate option may be delayed up to six months. See WHEN PROCEEDS ARE PAID, page 23.

WHICH INVESTMENT OPTION SHOULD BE SELECTED?

Historically, for investments held over relatively long periods, the investment performance of common stocks has generally been superior to that of short or long-term debt securities, even though common stocks have been subject to much more dramatic changes in value over short periods of time. Accordingly, the Stock Index, Equity Income, Equity, Prudential Jennison, Small Capitalization Stock, Global, or Natural Resources Portfolios may be desirable options if you are willing to accept such volatility in your Contract values. Each of these equity portfolios involves different policies and investment risks.

You may prefer the somewhat greater protection against loss of principal (and reduced chance of high total return) provided by the Government Income or Diversified Bond Portfolios. You may want even greater safety of principal and may prefer the Money Market Portfolio or the fixed-rate option, recognizing that the level of short-term rates may change rather rapidly. Money invested in a Zero Coupon Bond Portfolio and held to its liquidation date will realize a predictable return. Although the portfolio's value may fluctuate significantly with changes in interest rates prior to its liquidation date. If you are willing to take risks and possibly achieve a higher total return, you may prefer the High Yield Bond Portfolio, recognizing that the risks are greater with lower quality bonds with normally higher yields. You may wish to divide your invested premium among two or more of the portfolios. You may wish to obtain diversification by relying on Prudential's judgment for an appropriate asset mix by choosing the Conservative Balanced or Flexible Managed Portfolios. The Real Property Account permits you to diversify your investment under the Contract to include an interest in a pool of income-producing real property, and real estate is often considered to be a hedge against inflation.

Your choice should take into account your willingness to accept investment risks, how your other assets are invested, and what investment results you may experience in the future. You should consult your Prudential Representative from time to time about the choices available to you under the Contract. Prudential recommends against frequent transfers among the several options. Experience generally indicates that "market timing" investing, particularly by non-professional investors, is likely to prove unsuccessful.

                   DEATAILED INFORMATION ABOUT THE CONTRACT

REQUIREMENTS FOR ISSUANCE OF A CONTRACT

Generally, the Contract may be issued on insureds below the age of 81. You may apply for a minimum initial guaranteed death benefit of $75,000; however, higher minimums apply to insureds over the age of 75. Insureds 14 years of age or less may apply for a minimum initial guaranteed death benefit of $50,000, which will increase by 50% at age 21. See SALES TO PERSONS 14 YEARS OF AGE OR YOUNGER, page
32. Before issuing any Contract, Prudential requires evidence of insurability, which may include a medical examination. Non-Smokers who meet preferred underwriting requirements are offered the most favorable premium rate. Prudential charges a higher premium if an extra mortality risk is involved. Certain classes of Contracts, for example a Contract issued in connection with a tax-qualified pension plan, may be issued on a "guaranteed issue" basis and may have a lower minimum initial death benefit than a Contract which is individually underwritten. These are the current underwriting requirements. We reserve the right to change them on a non-discriminatory basis.

SHORT-TERM CANCELLATION RIGHT OR "FREE LOOK"

Generally, you may return the Contract for a refund within 10 days after you receive it, within 45 days after Part I of the application for insurance is signed, or within 10 days after Prudential mails or delivers a Notice of Withdrawal Right, whichever is latest. Some states allow a longer period of time during which a Contract may be returned for a refund. You can request a refund by mailing or delivering the Contract to the representative who sold it or to the Home Office specified in the Contract. A Contract returned according to this provision shall be deemed void from the beginning. You will then receive a refund of all premium payments made, plus or minus any change due to investment experience. However, if applicable law so requires and if you exercise your short-term cancellation right, you will receive a refund of all premium payments made, with no adjustment for investment experience.

CONTRACT FORMS

You may select either of two forms of the Contract. The Scheduled Premiums shown in the Contract will be the same for a given insured, regardless of which Contract Form is chosen. Contract Form A has a death benefit equal to the initial face amount of insurance. The Form A Contract death benefit does not vary with the investment performance of the investment options you selected, unless the death benefit is increased to ensure that the Contract meets the Internal Revenue Code's definition of life insurance. See HOW A CONTRACT'S DEATH BENEFIT WILL VARY, page 19. The payment of greater than Scheduled Premiums and favorable investment results of the investment options which you selected will generally increase the cash surrender value. SEE HOW THE CONTRACT FUND CHANGES WITH INVESTMENT EXPERIENCE, page 18.

Contract Form B also has an initial face amount of insurance but favorable investment performance and payment of greater than Scheduled Premiums generally result in an increase in the death benefit and, over time, in a lesser increase in the cash surrender value than under the Form A Contract. See HOW THE CONTRACT FUND CHANGES WITH INVESTMENT Experience, page 18 and How a Contract's Death Benefit Will Vary, page 19. Unfavorable investment performance will result in decreases in the death benefit (but never below the face amount stated in the Contract) and in the cash surrender value.

You should select the form that best meets your needs and objectives. All permanent insurance provides both protection for beneficiaries in the event of death and the opportunity to accumulate savings for possible use in later years. Prudential's Variable Appreciable Life Contract provides more flexible investment opportunities than do more conventional life insurance policies because: (1) you decide how the assets held under the Contract will be invested;
(2) it permits considerable flexibility in determining the amount and timing of premium payments; (3) it permits adjustment of the face amount of insurance (subject, in the case of an increase, to evidence of insurability); and (4) favorable investment returns result in an increase in Contract values. Contract owners should choose Contract Form B if they prefer to have favorable investment results and greater than Scheduled Premiums reflected in part in the form of an increased death benefit. Contract owners should choose Contract Form A if they are satisfied with the amount of their insurance coverage and wish to have favorable investment results and additional premiums reflected to the maximum extent in increasing cash surrender values.

In choosing a Contract form, you should also consider whether you intend to use the withdrawal feature. Purchasers of Form A Contracts should note that an early withdrawal may result in a portion of the surrender charge being deducted from the Contract Fund. Furthermore, a purchaser of a minimum face amount Form A Contract cannot make withdrawals unless the Contract's death benefit has been increased to comply with the Internal Revenue Code's definition of life insurance. Purchasers of Form B Contracts will not incur a surrender charge for a withdrawal and are not precluded from making withdrawals if they purchase a minimum face amount Contract. See WITHDRAWAL OF EXCESS CASH SURRENDER VALUE, page 22. Withdrawal of part of the cash surrender value may have tax consequences, see TAX TREATMENT OF CONTRACT BENEFITS, page 29.

CONTRACT DATE

When the first premium payment is paid with the application for a Contract, the Contract Date will ordinarily be the later of the application date and the medical examination date. If the first premium is not paid with the application, the Contract Date will ordinarily be the date the first premium is paid and the Contract is delivered. It may be advantageous for a Contract owner to have an earlier Contract Date when that will result in Prudential using a lower issue age in determining the Scheduled Premium amount. Prudential will permit a Contract to be back-dated but only to a date not earlier than six months prior to the date of the application. Prudential will require the payment of all premiums that would have been due had the application date coincided with the back-dated Contract Date. The death benefit and cash surrender value under the Contract will be equal to what they would have been had the Contract been issued on the Contract Date, all Scheduled Premiums been received on their due dates, and all Contract charges been made.

PREMIUMS

As explained earlier, the Contract will not lapse because of unfavorable investment experience if you pay your Scheduled Premiums when due and take no withdrawals or have no outstanding loans. If you pay premiums other than on a monthly basis, you will receive a notice that a premium is due about three weeks before each due date. If you pay premiums monthly, each year you will receive a book with 12 coupons that will serve as a reminder. You may change the frequency of premium payments with Prudential's consent.

You may elect to have monthly premiums paid automatically under the "Pru-Matic Premium Plan" by pre-authorized transfers from a bank checking account. Some Contract owners may also be eligible to have monthly premiums paid by pre-authorized deductions from an employer's payroll.

Your Contract shows two Scheduled Premium amounts. The first or initial amount is payable from the time you purchase your Contract until the Contract anniversary immediately following your 65th birthday or the Contract's seventh anniversary, whichever is later (the "Premium Change Date"). The second Scheduled Premium Amount will be lower than the maximum amount stated in your Contract if your Contract Fund, net of any excess premiums, on the Premium Change Date is higher than it would have been had: (1) all Scheduled Premiums been paid when due; (2) maximum contractual charges been deducted; and (3) only a net rate of return of 4% been earned. We will tell you what your second Scheduled Premium amount will be. For examples of what the second Scheduled Premium might be, see Footnote 3 to the tables on pages T1 through T4.

A significant feature of this Contract is that it permits you to pay greater than Scheduled Premiums. You may make unscheduled premium payments occasionally or on a periodic basis. If you wish, you may select a higher contemplated premium than the Scheduled Premium. Prudential will then bill you for the chosen premium. In general, the regular payment of higher premiums will result in higher cash surrender values and, at least under Form B, in higher death benefits. Conversely, a Scheduled Premium does not need to be made if the Contract Fund is large enough to enable the charges due under the Contract to be made without causing the Contract to lapse. See Lapse and Reinstatement, page 24. The payment of premiums in excess of Scheduled Premiums may cause the Contract to become a Modified Endowment Contract for federal income tax purposes. If this happens, loans and other distributions which would otherwise not be taxable events may be subject to federal income taxation. See TAX TREATMENT OF CONTRACT BENEFITS, page 29.

If you choose to add a "rider" to your Contract that provides additional benefits (see RIDERS, page 31), the Scheduled Premium may be increased. Some riders provide additional term insurance in a stated amount that does not vary with investment experience. One of these "term riders" also allows you to choose different insurance amounts in different years. For these riders, you may choose to pay a billed premium higher than your initial Scheduled Premium. Under some circumstances, this could result in a higher cash surrender value and death benefit than if the same premium had been paid under a Contract with the same death benefit but without the rider. After several years, however, even if the billed premiums are paid on time, the Contract could lose its guarantee against lapse. It could also have lower cash surrender values after many more years.

You may choose a level premium option. In that case, the Scheduled Premium, (the amount of which can be quoted by your Prudential representative), will be higher and it will not increase at age 65 (or seven years after issue, if later). The Contract will not lapse because of unfavorable investment experience if the level Scheduled Premium is paid when due or within the grace period (or missed premiums are paid later with interest) and there are no withdrawals.

Prudential will generally accept any premium payment of at least $25. Prudential reserves the right to limit unscheduled premiums to a total of $10,000 in any Contract year, and to refuse to accept premiums that would immediately result in more than a dollar-for-dollar increase in the death benefit. See HOW A CONTRACT'S DEATH BENEFIT WILL VARY, page 19. The flexibility of premium payments provides Contract owners with different opportunities under the two Forms of the Contract. Greater than scheduled payments under a Form A Contract increase the Contract Fund. Greater than scheduled payments under a Form B Contract increase both the Contract Fund and the death benefit. Generally, any future increases in the Contract Fund will be less than under a Form A Contract because the monthly mortality charges under the Form B Contract will be higher to compensate for the higher amount of insurance. For all Contracts, the privilege of making large or additional premium payments offers a way of investing amounts which accumulate without current income taxation.

Unless you elect otherwise, your Contract will include a "waiver of premium" provision under which Prudential will pay your Scheduled Premiums if you incur a disability before age 60 that lasts over six months. If the disability begins after you become 60 and before you are 65, premiums will be paid only until the first Contract anniversary following your 65th birthday. The waiver of premium provision does not apply if you become disabled after your 65th birthday.

ALLOCATION OF PREMIUMS

On the Contract Date, Prudential deducts a $2 processing charge and the charge for taxes attributable to premiums from the initial premium, and the first monthly charges are made. See CONTRACT FEES AND CHARGES, page 14. The remainder of the initial premium will be allocated on the Contract Date among the subaccounts, the fixed-rate option or the Real Property Account according to the allocations you specified in the application form. The invested portion of any part of the initial premium in excess of the Scheduled Premium is generally placed in the selected investment options on the date of receipt at a Home Office, but not earlier than the Contract Date. If Prudential receives the initial premium prior to the Contract Date, there will be a period during which it will not be invested. Each subsequent premium payment, after the deductions from premiums, will be invested as of the end of the valuation period when received at a Home Office in accordance with the allocation previously designated. A valuation period is the period of time from one determination of the value of the amount invested in a subaccount to the next. Such determinations are made when the net asset values of the portfolios of the Series Fund are calculated, which is generally 4:15 p.m. Eastern time on each day during which the New York Stock Exchange is open. Provided the Contract is not in default, you may change the way in which subsequent premiums are allocated by giving written notice to a Home Office. You may also change the way in which subsequent premiums are allocated by telephoning a Home Office provided you are enrolled to use the Telephone Transfer System. If any part of the invested portion of a premium is allocated to a particular investment option, that portion must be at least 10% on the date the allocation takes effect. All percentage allocations must be in whole numbers. For example, 33% can be selected but 33 1/3% cannot. Of course, the total allocation of all selected investment options must equal 100%.

TRANSFERS

If the Contract is not in default, or if the Contract is inforce as variable reduced paid-up insurance (see LAPSE AND REINSTATEMENT, page 27), you may, up to four times in each Contract year, transfer amounts from one subaccount to another subaccount, to the fixed-rate option or to the Real Property Account. Currently, you may make additional transfers with Prudential's consent. There is no charge. All or a portion of the amount credited to a subaccount may be transferred.

In addition, the total amount credited to a Contract held in the subaccounts or the Real Property Account may be transferred to the fixed-rate option at any time during the first two Contract years. If you wish to convert your variable Contract to a fixed-benefit Contract in this manner, you must request a complete transfer of funds to the fixed-rate option and also change your allocation instructions regarding future premiums.

Transfers among subaccounts will take effect as of the end of the valuation period (usually the business day) in which a proper transfer request is received at a Home Office. The request may be in terms of dollars, such as a request to transfer $10,000 from one subaccount to another, or may be in terms of a percentage reallocation among subaccounts. In the latter case, as with premium reallocations, the percentages must be in whole numbers. You may transfer amounts by proper written notice to a Home Office, or by telephone, provided you are enrolled to use the Telephone Transfer System. You will automatically be enrolled to use the Telephone Transfer System unless your Contract is jointly owned or if you elect not to have this privilege. Telephone transfers may not be available on Contracts that are assigned (see ASSIGNMENT, page 31), depending on the terms of the assignment. Prudential has adopted procedures designed to ensure that requests by telephone are genuine. Prudential will not be held liable for following telephone instructions that we reasonably believe to be genuine. Prudential cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

All the shares held by the Zero Coupon Bond subaccounts in the corresponding portfolio of the Series Fund will be redeemed on the liquidation date of that subaccount. The proceeds of the redemption applicable to each Contract will be transferred to the Money Market Subaccount unless the Contract owner directs that it be transferred to another investment option[s]. A transfer that occurs upon the liquidation date of a Zero Coupon Bond Subaccount will not be counted as one of the four permissible transfers in a Contract year.

Transfers from the fixed-rate option to the subaccounts or the Real Property Account are currently permitted once each Contract year and only during the 30-day period beginning on the Contract anniversary. The maximum amount which may be transferred out of the fixed-rate option each year is currently the greater of: (a) 25% of the amount in the fixed-rate option, or (b) $2,000. Such transfer requests received prior to the Contract anniversary will be effected on the Contract anniversary. Transfer requests received within the 30-day period beginning on the Contract anniversary will be effected as of the end of the valuation period in which a proper transfer request is received at a Home Office. Prudential may change these limits in the future. Transfers from the Real Property Account are also subject to restrictions, and these restrictions are described in the attached prospectus for that investment option.

The Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers. A pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the subaccounts and will be discouraged. If such a pattern were to be found, we may be required to modify the transfer procedures, including but not limited to refusing transfer requests of an agent under a power of attorney on behalf of more than one Contract owner.

DOLLAR COST AVERAGING

We offer a feature called Dollar Cost Averaging ("DCA"). If you wish, premiums may be allocated to the portion of the Money Market Subaccount used for this feature (the "DCA account"). Designated dollar amounts will be transferred monthly from the DCA account to other investment options available under the Contract, excluding the Money Market Subaccount and the fixed-rate option, but including the Real Property Account. Automatic monthly transfers must be at least 3% of the amount allocated to the DCA account (that is, if you designate $5,000, the minimum monthly transfer is $150), with a minimum of $20 transferred into any one investment option. These amounts are subject to change at Prudential's discretion. The minimum transfer amount will only be recalculated if the amount designated for transfer is increased.

When you establish DCA at issue, you must allocate to the DCA account the greater of $2,000 or 10% of the initial premium payment. When you establish DCA after issue, you must allocate to the DCA account at least $2,000. These minimums are subject to change at Prudential's discretion. After DCA has been established and as long as the DCA account has a positive balance, you may allocate or transfer amounts to the DCA account, generally subject to the limitations on premium payments and transfers. In addition, if you pay premiums on an annual or semi-annual basis, and you have already established DCA, your premium allocation instructions may include an allocation of all or a portion of all your premium payments to the DCA account.

Each automatic monthly transfer will take effect as of the end of the valuation period on the Monthly Date, provided the New York Stock Exchange ("NYSE") is open on that date. If the NYSE is not open on the Monthly Date, the transfer will take effect as of the end of the valuation period on the next day that the NYSE is open. If the Monthly Date does not occur in a particular month (e.g., February 30), the transfer will take effect as of the end of the valuation period on the last day of the month that the NYSE is open. Automatic monthly transfers will continue until the balance in the DCA account reaches zero, or until the Contract owner gives notification of a change in allocation or cancellation of the feature. If you have an outstanding premium allocation to the DCA account, but your DCA option has previously been canceled, premiums allocated to the DCA account will be allocated to the Money Market Subaccount. Currently there is no charge for using the DCA feature.

CONTRACT FEES AND CHARGES

This section provides a more detailed description of each charge that is described briefly in the chart on page 3.

In several instances we will use the terms "maximum charge" and "current charge." The "maximum charge," in each instance, is the highest charge that Prudential is entitled to make under the Contract. The "current charge" is the lower amount that Prudential is now charging. However, if circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

A  Contract  owner  may add  several  "riders"  to the  Contract  which  provide additional benefits and are charged for separately. The statement and description of charges that follows assumes there are no riders to the Contract.

DEDUCTIONS FROM PREMIUMS

(a) We deduct a charge for taxes attributable to premiums from each premium payment. That charge is currently made up of two parts. The first part is a charge for state and local premium-based taxes. The tax rate varies from state to state, generally ranging from 0.75% to 5% (in some instances may exceed 5%) of the premium received by Prudential. The second part is a charge for federal income taxes measured by premiums, and it is equal to 1.25% of the premium. We believe that this charge is a reasonable estimate of an increase in its federal income taxes resulting from a 1990 change in the Internal Revenue Code. It is intended to recover this increased tax. During 1998, 1997, and 1996, Prudential deducted a total of approximately $35,946,000, $36,591,000, and $24,941,000, respectively, in taxes attributable to premiums.

(b) We deduct a charge of $2 from each premium payment to cover the cost of collecting and processing premiums. Thus, if you pay premiums annually, this charge will be $2 per year. If you pay premiums monthly, the charge will be $24 per year. If you pay premiums more frequently, for example under a payroll deduction plan with your employer, the charge may be more than $24 per year. During 1998, 1997, and 1996, Prudential received a total of approximately $18,557,000, $18,692,000, and $31,475,000, respectively, in processing charges.

DEDUCTIONS FROM PORTFOLIOS

We deduct an investment advisory fee daily from each portfolio at a rate, on an annualized basis, from 0.35% for the Stock Index Portfolio to 0.75% for the Global Portfolio. The expenses incurred in conducting the investment operations of the portfolios (such as custodian fees and preparation and distribution of annual reports) are paid out of the portfolio's income. These expenses also vary from portfolio to portfolio.

The total expenses of each portfolio for the year ended December 31, 1998, expressed as a percentage of the average assets during the year, are shown below:

-------------------------------------------------------------------------------------------------------------

                                           INVESTMENT          OTHER EXPENSES              TOTAL  EXPENSES
PORTFOLIO                                   ADVISORY          (AFTER EXPENSE               (AFTER EXPENSE
                                              FEE              REIMBURSEMENT)*             REIMBURSEMENT)*
-------------------------------------------------------------------------------------------------------------
Money Market                                   0.40%               0.01%                      0.41%
Diversified Bond                               0.40%               0.02%                      0.42%
Government Income                              0.40%               0.03%                      0.43%
Zero Coupon Bond 2000                          0.40%               0.00%*                     0.40%*
Zero Coupon Bond 2005                          0.40%               0.00%*                     0.40%*
Conservative Balanced                          0.55%               0.02%                      0.57%
Flexible Managed                               0.60%               0.01%                      0.61%
High Yield Bond                                0.55%               0.03%*                     0.58%*
Stock Index                                    0.35%               0.02%*                     0.37%*
Equity Income                                  0.40%               0.02%*                     0.42%*
Equity                                         0.45%               0.02%                      0.47%
Prudential Jennison                            0.60%               0.03%                      0.63%
Small Capitalization Stock                     0.40%               0.07%                      0.47%
Global                                         0.75%               0.11%                      0.86%
Natural Resources                              0.45%               0.04%*                     0.49%*
-------------------------------------------------------------------------------------------------------------

* For some of the portfolios, the actual expenses were higher than those shown in the second and third columns. Prudential currently makes payments to the following six subaccounts so that the portfolio expenses indirectly borne bya Contract owner investing in: (1) the Zero Coupon Bond Portfolios will not exceed the investment advisory fee; and (2) the High Yield Bond, Stock Index, Equity Income, and Natural Resources Portfolios will not exceed the investment advisory fee plus 0.1% of the average daily net assets of the Portfolio. Without such adjustments, the portfolio expenses indirectly borne by a Contract owner, expressed as a percentage of the average daily net assets by portfolio, would have been 0.62% for the Zero Coupon Bond Portfolio 2000 and 0.61% for the Zero Coupon Bond Portfolio 2005 during 1998. No adjustment was necessary for the High Yield Bond Portfolio, the Stock Index Portfolio, the Equity Income Portfolio or the Natural Resources Portfolio during 1998. Prudential intends to continue these adjustments in the future, although we retain the right to discontinue them.

MONTHLY DEDUCTIONS FROM CONTRACT FUND

Prudential deducts the following monthly charges proportionately from the dollar amounts held in each of the chosen investment option[s].

(a) An administrative charge of $3 plus $0.03 per $1,000 per month of face amount of insurance is deducted each month. Thus, for a Contract with $75,000 face amount, the charge is $3 plus $2.25 for a total of $5.25. The charge is intended to pay for processing claims, keeping records, and communicating with Contract owners. The current charge for Contracts with face amounts greater than $100,000 is lower. The $0.03 per $1,000 portion of the charge is reduced to $0.01 per $1,000 for that part of the face amount that exceeds $100,000 and will not exceed $12. During 1998, 1997, and 1996, Prudential received a total of approximately $63,674,000, $63,019,000, and $61,196,000, respectively, in monthly administrative charges.

(b) A mortality charge is deducted that is intended to be used to pay death benefits. When an insured dies, the amount payable to the beneficiary is larger than the Contract Fund and significantly larger if the insured dies in the early years of a Contract. The mortality charges collected from all Contract owners enables Prudential to pay the death benefit for the few insureds who die. We determine the maximum mortality charge by multiplying the "net amount at risk" under a Contract (the amount by which the Contract's death benefit exceeds the Contract Fund) by a rate based upon the insured's current attained age and sex (except where unisex rates apply) and the anticipated mortality for that class of persons. The anticipated mortality is based upon mortality tables published by The National Association of Insurance Commissioners called the Non-Smoker/Smoker 1980 CSO Tables. Generally, Prudential's current mortality charge is lower than the maximum for insureds 32 years of age and older. In addition, for insureds of all ages, if a Contract has a face amount of at least $100,000, the insured under the Contract has met strict underwriting requirements and qualifies for a "select rating" basis for the particular risk classification, the current mortality charges may be lower still.

Certain Contracts, for example Contracts issued in connection with tax-qualified pension plans, may be issued on a "guaranteed issue" basis and may have current mortality charges which are different from those mortality charges for Contracts which are individually underwritten. These Contracts with different current mortality charges may be offered to categories of individuals meeting eligibility guidelines determined by Prudential.

(c) A sales charge, often called a "sales load", is deducted to pay part of the costs of selling the Contracts, including commissions, advertising, and the printing and distribution of prospectuses and sales literature. The charge is equal to 0.5% of the "primary annual premium". The primary annual premium is equal to the Scheduled Premium that would be payable if premiums were being paid annually, less the two deductions from premiums (taxes attributable to premiums and the $2 processing charge), and less the $3 part of the monthly deduction described in (a) above. The sales load is charged whether the Contract owner is paying premiums annually or more frequently. It is lower on Contracts issued on insureds over 60 years of age. At present this sales charge is made only during the first five Contract years. However, Prudential reserves the right to make this charge in all Contract years. To summarize, for most Contracts, this charge is somewhat less than 6% of the annual Scheduled Premium for each of the first five Contract years and it may, but probably will not, continue to be charged after that. During 1998, 1997, and 1996, Prudential received a total of approximately $86,395,000, $95,201,000, and $104,023,000, in sales charges.

There is a second sales load, which will be charged only if a Contract lapses or is surrendered before the end of the 10th Contract year. It is often described as a contingent deferred sales load ("CDSL") and is described under SURRENDER OR WITHDRAWAL CHARGES, page 17.

(d) A charge of $0.01 per $1,000 of face amount of insurance is made to compensate us for the risk we assume by guaranteeing that, no matter how unfavorable investment experience may be, the death benefit will never be less than the guaranteed minimum death benefit, so long as Scheduled Premiums are paid on or before the due date or during the grace period. This charge and the administrative charge described in (a) above may be calculated together. During 1998, 1997, and 1996, Prudential received a total of approximately $13,470,000, $13,673,000, and $13,527,000, respectively, for this risk charge.

(e) If a rider is added to the basic Contract, or if an insured is in a substandard risk classification (for example, a person in a hazardous occupation), we increase the Scheduled Premium and the additional charges will be deducted monthly.

(f) A charge may be deducted to cover federal, state or local taxes (other than "taxes attributable to premiums" described above) that are imposed upon the operations of the Account. At present no such taxes are imposed and no charge is made.

The earnings of the Account are taxed as part of the operations of Prudential. No charge is being made currently to the Account for Company federal income taxes. Prudential reviews the question of a charge to the Account for Company federal income taxes periodically. We may make such a charge in future years for any federal income taxes that would be attributable to the Contracts.

DAILY DEDUCTION FROM THE CONTRACT FUND

Each day we deduct a charge from the assets of each of the subaccounts and/or the Real Property Account (the "variable investment options") in an amount equivalent to an effective annual rate of 0.9%. For Contracts with face amounts of $100,000 or more, the current charge is 0.6%. This charge is intended to compensate us for assuming mortality and expense risks under the Contract. The mortality risk assumed is that insureds may live for shorter periods of time than we estimated when it determined what mortality charge to make. The expense risk assumed is that expenses incurred in issuing and administering the Contract will be greater than Prudential estimated in fixing its administrative charges. During 1998, 1997, and 1996, Prudential received a total of approximately $21,126,000, $18,891,000, and $14,434,000, respectively, in mortality and expense risk charges. This charge is not assessed against amounts allocated to the fixed-rate option.

SURRENDER OR WITHDRAWAL CHARGES

(a) Prudential charges additional sales load, the contingent deferred sales load ("CDSL"), if the Contract lapses or is surrendered during the first 10 Contract years, or if a withdrawal is made under a Form A Contract during that 10 year period. No such charge is applicable to the death benefit, no matter when it may become payable. Subject to the additional limitations described below, for Contracts that lapse or are surrendered during the first five Contract years the charge will be equal to 50% of the first year's primary annual premium. The primary annual premium is equal to the Scheduled Premium that would be payable if premiums were being paid annually, less the two deductions from premiums (taxes attributable to premiums and the $2 processing charge), and less the $3 part of the monthly administrative charge. In the next five Contract years that percentage is reduced uniformly on a daily basis until it reaches zero on the 10th Contract anniversary. Thus, for Contracts surrendered at the end of the sixth year, the maximum deferred sales charge will be 40% of the first year's primary annual premium, for Contracts surrendered at the end of year seven, the maximum deferred sales charge will be 30% of the first year's primary annual premium, and so forth.

The contingent deferred sales load is also subject to a further limit at older issue ages (approximately above age 67) in order to comply with certain requirements of state law. Specifically, the contingent deferred sales load for such insureds is no more than $32.50 per $1,000 of face amount.

The sales load is subject to a further important limitation that may, particularly for Contracts that lapse or are surrendered within the first five or six years, result in a lower contingent deferred sales load than that described above. (This limitation might also, under unusual circumstances, apply to reduce the monthly sales load deductions described in item (c) under MONTHLY DEDUCTIONS FROM CONTRACT FUND, page 15.)

The limitation is based on a Guideline Annual Premium ("GAP") that is associated with every Contract. The GAP is an amount, generally larger than the gross annual Scheduled Premium for the Contract, determined actuarially in accordance with a definition set forth in a regulation of the Securities and Exchange Commission. The maximum aggregate sales load that Prudential will charge (that is, the sum of the monthly sales load deduction and the contingent deferred sales charge) will not be more than 30% of the premiums actually paid until those premiums total one GAP plus no more than 9% of the next premiums paid until total premiums are equal to five GAPS, plus no more than 6% of all subsequent premiums. If the sales charges described above would at any time exceed this maximum amount then the charge, to the extent of any excess, will not be made.

The following table shows the sales loads that would be paid by a 35 year old man under a Form B Contract with $100,000 face amount of insurance, both through the monthly deductions from the Contract Fund described above and upon the surrender of the Contract. If the Contract is partially surrendered or the face amount is decreased during the first 10 years, a proportionate amount of the contingent deferred sales charge will be deducted from the Contract Fund.


---------------------------------------------------------------------------------------------------------------------
                                                                                                       CUMULATIVE
      SURRENDER,              CUMULATIVE            CUMULATIVE         CONTINGENT        TOTAL      TOTAL SALES LOAD
      LAST DAY OF         SCHEDULED PREMIUMS   SALES LOAD DEDUCTED   DEFERRED SALES   SALES LOAD    AS PERCENTAGE OF
       YEAR NO.                  PAID           FROM CONTRACT FUND        LOAD                         SCHEDULED
                                                                                                     PREMIUMS PAID
---------------------------------------------------------------------------------------------------------------------
           1                   $ 894.06               $ 49.56            $218.66        $268.22          30.00%
           2                   1,788.12                 99.12             367.64         466.76          26.10%
           3                   2,682.18                148.68             398.55         547.23          20.40%
           4                   3,576.24                198.24             414.00         612.24          17.12%
           5                   4,470.30                247.80             414.00         661.80          14.80%
           6                   5,364.36                247.80             331.00         578.80          10.79%
           7                   6,258.42                247.80             248.00         495.80           7.92%
           8                   7,152.48                247.80             166.00         413.80           5.79%
           9                   8,046.54                247.80              83.00         330.80           4.11%
          10                   8,940.60                247.80               0.00         247.80           2.77%
---------------------------------------------------------------------------------------------------------------------

The percentages shown in the last column will not be appreciably different for insureds of different ages.

(b) Prudential deducts an administrative charge of $5 per $1,000 of face amount of insurance upon lapse or surrender to cover the cost of processing applications, conducting medical examinations, determining insurability and the insured's rating class, and establishing records. However, this charge is reduced beginning on the Contract's fifth anniversary and declines daily at a constant rate until it disappears entirely on the 10th Contract anniversary. If the Contract is partially surrendered or the face amount is decreased during the first 10 years, we will deduct a proportionate amount of the charge from the Contract Fund. During 1998, 1997, and 1996, Prudential received a total of approximately $8,569,000, $8,959,000, and $9,713,000, respectively, from surrendered or lapsed Contracts.

TRANSACTION CHARGES

Prudential charges a fee for certain transactions. For example, if the face amount of insurance is decreased or part of the cash surrender value is withdrawn. The fee will generally be $15 or less. Currently, we waive the fee in some instances. These fees are further described in this prospectus.

REDUCTION OF CHARGES FOR CONCURRENT SALES TO SEVERAL INDIVIDUALS

Prudential may reduce the sales charges and/or other charges on individual Contracts sold to members of a class of associated individuals, or to a trustee, employer or other entity representing such a class, where it is expected that such multiple sales will result in savings of sales or administrative expenses. Prudential determines both the eligibility for such reduced charges, as well as the amount of such reductions, by considering the following factors: (1) the number of individuals; (2) the total amount of premium payments expected to be received from these Contracts; (3) the nature of the association between these individuals, and the expected persistency of the individual Contracts; (4) the purpose for which the individual Contracts are purchased and whether that purpose makes it likely that expenses will be reduced; and (5) any other circumstances which Prudential believes to be relevant in determining whether reduced sales or administrative expenses may be expected. Some of the reductions in charges for these sales may be contractually guaranteed; other reductions may be withdrawn or modified by Prudential on a uniform basis. Prudential's reductions in charges for these sales will not be unfairly discriminatory to the interests of any individual Contract owners.

HOW THE CONTRACT FUND CHANGES WITH INVESTEMENT EXPERIENCE

As explained earlier, after the 10th Contract year (and 10 years from an increase in face amount), there will no longer be a surrender charge and, if there is no Contract loan, the cash surrender value will be equal to the Contract Fund. This section, therefore, also describes how the cash surrender value of the Contract will change with investment experience.

On the Contract Date, the Contract Fund value is the initial premium less the deductions from premiums and the first monthly deductions. See CONTRACT FEES AND CHARGES, page 14. This amount is placed in the investment options you chose. Thereafter the Contract Fund value changes daily, reflecting increases or decreases in the value of the securities in which the assets of the subaccount have been invested, the performance of the Real Property Account if that option has been selected, and interest credited on any amounts allocated to the fixed-rate option. It is also reduced by the daily asset charge for mortality and expense risks assessed against the variable investment options. The Contract Fund value also increases to reflect the receipt of additional premium payments and is decreased by the monthly deductions.

A Contract's cash surrender value on any date will be the Contract Fund value reduced by the withdrawal charges, if any, and by any Contract debt. Upon request, Prudential will tell you the cash surrender value of your Contract. It is possible, although highly unlikely, that the cash surrender value of a Contract could decline to zero because of unfavorable investment performance, even if you continue to pay Scheduled Premiums when due.

The tables on pages T1 through T4 of this prospectus illustrate what the death benefit and cash surrender values would be for a representative Contract, assuming uniform hypothetical investment results in the selected portfolio[s], and also provide information about the aggregate premiums payable under the Contract. The tables also show, if the level premium option has not been chosen, the maximum Scheduled Premium that may be payable for the period after the insured reaches the age of 65 for the illustrated Contract under each of the assumed investment returns.

HOW A CONTRACT'S DEATH BENEFIT WILL VARY

As explained earlier, there are two Forms of the Contract, Form A and Form B. The death benefit under a Form B Contract varies with investment performance while the death benefit under a Form A Contract does not, unless it must be increased to satisfy tax requirements.

Under a Form A Contract, the guaranteed minimum death benefit is equal to the face amount of insurance. However, should the death benefit become payable while a Contract loan is outstanding, the debt will be deducted from the death benefit. If the Contract is kept inforce for several years and if investment performance is reasonably favorable, the Contract Fund value may grow to the point where it is necessary to increase the death benefit in order for the Contract to satisfy the Internal Revenue Code's definition of life insurance. Thus, the death benefit under a Form A Contract will always be the greater of
(1) the guaranteed minimum death benefit; and (2) the Contract Fund divided by the "net single premium" per $1 of death benefit at the insured's attained age on that date. The latter provision ensures that the Contract will always have a death benefit large enough to be treated as life insurance for tax purposes under current law. The net single premium is used only in the calculation of the death benefit, not for premium payment purposes. The following is a table of illustrative net single premiums for $1 of death benefit under Contracts issued on insureds in the preferred rating class.

--------------------------------------------------------------------------------
                                                          INCREASE IN INSURANCE
         MALE                  NET SINGLE                     AMOUNT PER $1
     ATTAINED AGE               PREMIUM               INCREASE IN CONTRACT FUND
--------------------------------------------------------------------------------

           5                     .09151                          $10.93
          25                     .17000                          $ 5.88
          35                     .23700                          $ 4.22
          55                     .45209                          $ 2.21
          65                     .59468                          $ 1.68
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                                                          INCREASE IN INSURANCE
         FEMALE                 NET SINGLE                    AMOUNT PER $1
      ATTAINED AGE               PREMIUM               INCREASE IN CONTRACT FUND

            5                     .07919                           $12.63
           25                     .15112                           $ 6.62
           35                     .21127                           $ 4.73
           55                     .40090                           $ 2.49
           65                     .53639                           $ 1.86
--------------------------------------------------------------------------------

Whenever the death benefit is determined in this way, Prudential reserves the right to limit unscheduled premiums to a total of $10,000 in any Contract year and to refuse to accept premium payments that would immediately result in more than a dollar-for-dollar increase in the death benefit.

Under a Form B Contract, the death benefit will vary with investment experience. Assuming no withdrawals, the death benefit will be equal to the face amount of insurance plus the amount (if any) by which the Contract Fund value exceeds the applicable "Tabular Contract Fund Value" for the Contract (subject to an exception described below under which the death benefit is higher). Each Contract contains a table that sets forth the Tabular Contract Fund Value as of the end of each of the first 20 years of the Contract. The Tabular Contract Fund Value for each Contract year is an amount that is slightly less than the Contract Fund value that would result as of the end of such year if: (1) you paid only Scheduled Premiums; (2) you paid premiums when due; (3) your selected investment options earned a net return at a uniform rate of 4% per year; (4) we deducted full mortality charges based upon the 1980 CSO Table; (5) we deducted the maximum sales load and expense charges; and (6) there was no Contract debt.

Thus, under a Form B Contract with no withdrawals, the death benefit will equal the face amount if the Contract Fund equals the Tabular Contract Fund Value. If the Contract Fund value is a given amount greater than the Tabular Contract Fund Value, the death benefit will be the face amount plus that excess amount. This may happen if: (1) investment results are greater than a 4% net return; (2) payments are made that are more than the Scheduled Premiums; or (3) smaller than maximum charges are assessed.

The death benefit under a Form B Contract will not fall below the initial face amount stated in the Contract if, due to investment results less favorable than a 4% net return, the Contract Fund value is less than the Tabular Contract Fund Value. Any unfavorable investment experience must first be offset by favorable performance or additional payments that bring the Contract Fund up to the Tabular level before favorable investment results or additional payments will increase the death benefit. Again, the death benefit will reflect a deduction for the amount of any Contract debt. See CONTRACT LOANS, page 26.

As is the case under a Form A Contract, the Contract Fund of a Form B Contract could grow to the point where it is necessary to increase the death benefit in order to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance. Thus, the death benefit under a Form B Contract will always be the greater of (1) the face amount plus the Contract Fund minus the Tabular Contract Fund Value; (2) the guaranteed minimum death benefit; and
(3) the Contract Fund divided by the net single premium per $1 of death benefit at the insured's attained age on that date.

You may also increase or decrease the face amount of your Contract, subject to certain conditions. See INCREASES IN FACE AMOUNT, below and DECREASES IN FACE AMOUNT, page 21.

INCREASES IN FACE AMOUNT

You may increase your amount of insurance by increasing the face amount of the Contract (which is also the guaranteed minimum death benefit), subject to state approval and underwriting requirements determined by Prudential. An increase in face amount is similar to the purchase of a second Contract. It differs in the following respects: (1) the minimum permissible increase is $25,000, while the minimum for a new Contract is $75,000; (2) monthly fees are lower because only a single $3 per month administrative charge is made rather than two; (3) a combined premium payment results in deduction of a single $2 per premium processing charge while separate premium payments for separate Contracts would involve two charges; (4) the monthly expense charge of $0.03 per $1,000 of face amount may be lower if the increase is to a face amount greater than $100,000; and (5) the Contract will lapse as a unit, unlike the case if two separate Contracts are purchased. These differences aside, the decision to increase face amount is comparable to the purchase of a second Contract in that it involves a commitment to higher Scheduled Premiums in exchange for greater insurance benefits.

You may increase the face amount of your Contract no earlier than the first anniversary of the Contract. The following conditions must be met: (1) you must ask for the increase in writing on an appropriate form; (2) the amount of the face amount increase must be at least $25,000; (3) the insured must supply evidence of insurability for the increase satisfactory to Prudential; (4) if we request, you must send in the Contract to be endorsed; (5) the Contract must not be in default on the date the increase takes effect; (6) you must pay an appropriate premium at the time of the increase; (7) Prudential has the right to deny more than one increase in a Contract year; and (8) if between the Contract Date and the date that your requested increase in face amount would take effect, Prudential has changed any of the bases on which benefits and charges are calculated for newly issued Contracts, then we have the right to deny the increase. An increase in face amount resulting in a total face amount of at least $100,000 may render the Contract eligible for a select rating if the insured has met strict underwriting requirements and is a non-smoker.

Upon an increase in face amount, Prudential will recompute the Contract's Scheduled Premiums, contingent deferred sales and administrative charges, Tabular values, and monthly deductions from the Contract Fund. You may choose, limited only by applicable state law, whether the recomputation will be made as of the prior or next Contract anniversary. A payment will be required on the date of increase. The amount of the payment will depend, in part, on which Contract anniversary you select for the recomputation. Prudential will tell you the amount of the required payment. It should also be noted that an increase in face amount may cause the Contract to be classified as a Modified Endowment Contract. See TAX TREATMENT OF CONTRACT BENEFITS, page 29. Therefore, before increasing the face amount, you should consult with your Prudential representative.

If the increase is approved, the new insurance will take effect once Prudential receives the proper forms, any medical evidence necessary to underwrite the additional insurance, and any amount needed by the company.

We will supply you with pages which show the increased face amount, the effective date of the increase, and the recomputed items described earlier. The pages will also describe how the face amount increase affects various provisions of the Contract. Including a statement that, for the amount of the increase in face amount, the period stated in the INCONTESTABILITY and SUICIDE provisions (see OTHER GENERAL CONTRACT PROVISIONS, page 31) will run from the effective date of the increase.

In order to determine the sales load that will be charged after the increase and upon any subsequent lapse or surrender, the Contract is treated like two separate Contracts. A "base Contract" representing the Contract before the increase and an "incremental Contract" representing the increase viewed as a separate Contract. At the time of the increase, a certain portion of the Contract Fund may be allocated to the incremental Contract as a prepayment of premiums for purposes of the sales load limit. That portion is equal to the Guideline Annual Premium ("GAP") of the incremental Contract divided by the GAP of the entire Contract after the increase. Premium payments made after the increase are also allocated between the base Contract and the incremental Contract for purposes of the sales load limit. A portion of each premium payment after the increase is allocated to the increase based on the GAP for the incremental Contract divided by the GAP for the entire Contract. A monthly deduction equal to 0.5% of the primary annual premium for each part of the Contract (i.e., the base and incremental Contracts, respectively) will be made until each part of the Contract has been inforce for five years, although Prudential reserves the right to continue to make this deduction thereafter. Similarly, the amount, if any, of sales charges upon lapse or surrender and the application of the overall limitation upon sales load, as described in item (a) under SURRENDER OR WITHDRAWAL CHARGES, page 17, will be determined as explained in that section as if there were two Contracts rather than one. Moreover, the contingent deferred administrative charge is also determined as if there were two separate Contracts. Thus, an owner considering an increase in face amount should be aware that such an increase will entail charges, including periodic sales load deductions and contingent deferred sales and administrative charges, comparable to the purchase of a new Contract.

Each Contract owner who elects to increase the face amount of his or her Contract will be granted a "free-look" right which will apply only to the increase in face amount, not the entire Contract. The right is comparable to the right afforded to a purchaser of a new Contract. See SHORT-TERM CANCELLATION RIGHT OR "FREE LOOK", page 10. The "free-look" right would have to be exercised no later than 45 days after execution of the application for the increase or, if later, within 10 days after either receipt of the Contract as increased or receipt of the withdrawal right notice by the owner. Upon exercise of the "free-look" right, you will receive a refund in the amount of the aggregate premiums paid since the increase was requested and attributable to the increase, not the base Contract, as determined pursuant to the proportional premium allocation rule described earlier. There will be no adjustment for investment experience. All charges deducted after the increase will be reduced to what they would have been had no increase been effected. You may transfer the total amount attributable to the increase in face amount from the subaccounts or the Real Property Account to the fixed-rate option at any time within two years after the increase in face amount.

DECREASES IN FACE AMOUNT

You may make a partial surrender of a Contract (see SURRENDER OF A CONTRACT, page 22) or a partial withdrawal of excess cash surrender value (see WITHDRAWAL OF EXCESS CASH SURRENDER VALUE, page 22). You also have the additional option of decreasing the face amount (which is also the guaranteed minimum death benefit) of your Contract without withdrawing any such surrender value. Contract owners who conclude that, because of changed circumstances, the amount of insurance is greater than needed will be able to decrease their amount of insurance protection, and the monthly deductions for the cost of insurance, without decreasing their current cash surrender value. The cash surrender value of the Contract on the date of the decrease will not change, except that an administrative processing fee of $15 may be deducted from that value (unless that fee is separately paid at the time the decrease in face amount is requested). Your Contract Fund value, however, will be reduced by deduction of a proportionate part of the contingent deferred sales and administrative charges, if any. Scheduled Premiums for the Contract will also be proportionately reduced. Contracts with a reduced face amount will be amended to show the new face amount, tabular values, Scheduled Premiums, monthly charges, and, if applicable, the remaining contingent deferred sales and administrative charges.

The minimum permissible decrease is $10,000. A decrease will not be permitted if it causes the face amount of the Contract to drop below the minimum face amount applicable to the Contract. See REQUIREMENTS FOR ISSUANCE OF A

CONTRACT, page 10. A reduction will not be permitted if it would cause the Contract to fail to qualify as "life insurance" for purposes of Section 7702 of the Internal Revenue Code. A Contract is no longer eligible for the select rating if the face amount is reduced below $100,000.

It is important to note, however, that if the face amount is decreased there is a danger the Contract might be classified as a Modified Endowment Contract. See TAX TREATMENT OF CONTRACT BENEFITS, page 29. Before requesting any decreases in face amount, you should consult your Prudential representative.

WITHDRAWAL OF EXCESS CASH SURRENDER VALUE

Under certain circumstances, you may withdraw a portion of the Contract's cash surrender value without surrendering the Contract. The withdrawal amount is limited by the requirement that the Contract Fund after withdrawal must not be less than the tabular Contract Fund value. (A Table of Tabular Contract Fund Values is included in the Contract; the values increase with each year the Contract remains inforce.) Because the Contract Fund may be made up in part by an outstanding Contract loan, there is a further limitation that the amount withdrawn may not be larger than an amount sufficient to reduce the cash surrender value to zero. The amount withdrawn must be at least $2,000 under a Form A Contract (in which the death benefit is generally equal to the face-amount of insurance) and at least $500 under a Form B Contract (in which the death benefit varies daily). You may make no more than four withdrawals in each Contract year, and there is an administrative processing fee for each withdrawal equal to the lesser of $15 and 2% of the amount withdrawn. An amount withdrawn may not be repaid except as a scheduled or unscheduled premium subject to the applicable charges. Upon request, Prudential will tell you how much you may withdraw. Withdrawal of part of the cash surrender value may have tax consequences. SEE TAX TREATMENT OF CONTRACT BENEFITS, page 29. A temporary need for funds may also be met by making a loan and you should consult your Prudential representative about how best to meet your needs.

Under a Form A Contract, the face amount of insurance is reduced by no more than the withdrawal amount. No partial withdrawal will be permitted under a Form A Contract if it would result in a new face amount of less than the minimum face amount applicable to the insured's Contract. See REQUIREMENTS FOR ISSUANCE OF a CONTRACT, page 10. If the face amount is decreased, there is a danger that the Contract might be classified as a Modified Endowment Contract. See TAX TREATMENt OF CONTRACT BENEFITS, page 29. Before making any withdrawal which causes a decrease in face amount, you should consult your Prudential representative. Also, if a withdrawal under a Form A Contract is made before the end of the 10th year, the Contract Fund may be reduced not only by the amount withdrawn but also by a proportionate amount of any surrender charges that would be made if the Contract were surrendered. The proportion is based on the percentage reduction in face amount. Form A Contract owners who make a partial withdrawal will be sent replacement Contract pages showing the new face amount, Scheduled Premiums, maximum surrender charges, Tabular values, and monthly deductions.

Under a Form B Contract, the cash surrender value and Contract Fund value are reduced by the amount of the withdrawal, and the death benefit is reduced accordingly. Neither the face amount of insurance nor the amount of Scheduled Premiums will be changed due to a withdrawal of excess cash surrender value under a Form B Contract. No surrender charges will be assessed for a withdrawal under a Form B Contract.

Withdrawal of part of the cash surrender value increases the risk that the Contract Fund may be insufficient to provide Contract benefits. If such a withdrawal is followed by unfavorable investment experience, the Contract may lapse even if Scheduled Premiums continue to be paid when due. This is because, for purposes of determining whether a lapse has occurred, Prudential treats withdrawals as a return of premium.

SURRENDER OF A CONTRACT

You may surrender a Contract, in whole or in part, for its cash surrender value while the insured is living. A partial surrender involves splitting the Contract into two Contracts. One Contract is surrendered for its cash surrender value; the other is continued inforce on the same terms as the original Contract except that premiums will be based on the new face amount. You will be given a new Contract document. The cash surrender value and the guaranteed minimum death benefit of the new Contract will be proportionately reduced based upon the reduction in the face amount of insurance. The new Contract must have a face amount of insurance at least equal to the minimum face amount applicable to the insured. Otherwise a partial surrender is not permitted. See REQUIREMENTS FOR ISSUANCE OF A CONTRACT, page 10.

To surrender a Contract, in whole or in part, you must deliver or mail it, together with a written request in a form that meets Prudential's needs, to a Home Office. The cash surrender value of a surrendered or partially surrendered Contract (taking into account the deferred sales and administrative charges, if any) will be determined as of the end of the valuation period in which such a request is received in a Home Office. Surrender of all or part of a Contract may have tax consequences. SEE TAX TREATMENT OF CONTRACT BENEFITS, page 29.

WHEN PROCEEDS ARE PAID

Prudential will generally pay any death benefit, cash surrender value, loan proceeds or withdrawal within seven days after all the documents required for such a payment are received at a Home Office. Other than the death benefit, which is determined as of the date of death, the amount will be determined as of the end of the valuation period in which the necessary documents are received at a Home Office. However, Prudential may delay payment of proceeds from the subaccount[s] and the variable portion of the death benefit due under the Contract if the sale or valuation of the Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists.

With respect to the amount of any cash surrender value allocated to the fixed-rate option, and with respect to a Contract inforce as fixed reduced paid-up insurance, Prudential expects to pay the cash surrender value promptly upon request. However, Prudential has the right to delay payment of such cash surrender value for up to six months (or a shorter period if required by applicable law). Prudential will pay interest of at least 3% a year if it delays such a payment for more than 30 days (or a shorter period if required by applicable law).

LIVING NEEDS BENEFIT

You may elect to add the LIVING NEEDS BENEFIT/SM/ to your Contract at issue. The benefit may vary by state. There is no charge for adding the benefit to the Contract. However, an administrative charge (not to exceed $150) will be made at the time the LIVING NEEDS BENEFIT is paid.

Subject to state regulatory approval, the LIVING NEEDS BENEFIT allows you to elect to receive an accelerated payment of all or part of the Contract's death benefit, adjusted to reflect current value, at a time when certain special needs exist. The adjusted death benefit will always be less than the death benefit, but will generally be greater than the Contract's cash surrender value. One or both of the following options may be available. A Prudential representative should be consulted as to whether additional options may be available.


TERMINAL ILLNESS OPTION. This option is available if the insured is diagnosed as terminally ill with a life expectancy of six months or less. When satisfactory evidence is provided, Prudential will provide an accelerated payment of the portion of the death benefit selected by the Contract owner as a LIVING NEEDS BENEFIT. The Contract owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for six months. If the insured dies before all the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the LIVING NEEDS BENEFIT claim form in a single sum.

NURSING HOME OPTION. This option is available after the insured has been confined to an eligible nursing home for six months or more. When satisfactory evidence is provided, including certification by a licensed physician, that the insured is expected to remain in the nursing home until death, Prudential will provide an accelerated payment of the portion of the death benefit selected by the Contract owner as a LIVING NEEDS BENEFIT. The Contract owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for a specified number of years (not more than 10 nor less than two), depending upon the age of the insured. If the insured dies before all of the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the LIVING NEEDS BENEFIT claim form in a single sum.

All or part of the Contract's death benefit may be accelerated under the LIVING NEEDS BENEFIT. If the benefit is only partially accelerated, a death benefit of at least $25,000 must remain under the Contract. Prudential reserves the right to determine the minimum amount that may be accelerated.

No benefit will be payable if the Contract owner is required to elect it in order to meet the claims of creditors or to obtain a government benefit. Prudential can furnish details about the amount of LIVING NEEDS BENEFIT that is available to an eligible Contract owner, and the adjusted premium payments that would be in effect if less than the entire death benefit is accelerated.

You should consider whether adding this settlement option is appropriate in your given situation. Adding the LIVING NEEDS BENEFIT to the Contract has no adverse consequences; however, electing to use it could. With the exception of certain business-related policies, the LIVING NEEDS BENEFIT is excluded from income if the insured is terminally ill or chronically ill as defined in the tax law (although the exclusion in the latter case may be limited). You should consult a qualified tax adviser before electing to receive this benefit. Receipt of a LIVING NEEDS BENEFIT payment may also affect your eligibility for certain government benefits or entitlements.

HYOTHETICAL ILLUSTRATIONS OF DEATH AND CASH SURRENDER VALUE

The following four tables show how a Contract's death benefit and cash surrender values change with the investment experience of the Account. They are "hypothetical" because they are based, in part, upon several assumptions which are described below. All four tables assume the following:

o a Contract with a face amount of $100,000 bought on or after December 31, 1998 by a 35 year old male, select, non-smoker, with no extra risks or substandard ratings, and no extra benefit riders added to the Contract.

o the Scheduled Premium of $894.06 is paid on each Contract anniversary, the deduction for taxes attributable to premiums is 3.25% and no loans are taken.

o the Contract Fund has been invested in equal amounts in each of the 15 available portfolios of the Series Fund and no portion of the Contract Fund has been allocated to the fixed-rate option or the Real Property
     Account.

The tables are not applicable to Contracts issued on a guaranteed issue basis or to Contracts where the risk classification is on a multiple life basis.

The first table (page T1) assumes a Form A Contract has been purchased and the second table (page T2) assumes a Form B Contract has been purchased. Both assume the current charges will continue for the indefinite future. The third and fourth tables (pages T3 and T4) are based upon the same assumptions except it is assumed that the maximum contractual charges have been made from the beginning. See CONTRACT FEES AND CHARGES, page 14.

Under the Form B Contract, the death benefit changes to reflect investment returns. Under the Form A Contract, the death benefit increases only if the Contract Fund becomes large enough that an increase in death benefit is necessary for the Contract to satisfy the Internal Revenue Code's definition of life insurance. See CONTRACT FORMS, PAGE 10.

Finally, there are four assumptions, shown separately, about the average investment performance of the portfolios. The first is that there will be a uniform 0% gross rate of return with the average value of the Contract Fund uniformly adversely affected by very unfavorable investment performance. The other three assumptions are that investment performance will be at a uniform gross annual rate of 4%, 8% and 12%. Actual returns will fluctuate from year to year. In addition, death benefits and cash surrender values would be different from those shown if investment returns averaged 0%, 4%, 8% and 12% but fluctuated from those averages throughout the years. Nevertheless, these assumptions help show how the Contract values change with investment experience.

The first column in the following four tables (pages T1 through T4) shows the Contract year. The second column, to provide context, shows what the aggregate amount would be if the Scheduled Premiums had been invested to earn interest, after taxes, at 4% compounded annually. The next four columns show the death benefit payable in each of the years shown for the four different assumed investment returns. The last four columns show the cash surrender value payable in each of the years shown for the four different assumed investment returns. The cash surrender values in the first 10 years reflect the surrender charges that would be deducted if the Contract were surrendered in those years.

A gross return (as well as the net return) is shown at the top of each column. The gross return represents the combined effect of investment income and capital gains and losses, realized or unrealized, of the portfolios before any reduction is made for investment advisory fees or other Series Fund expenses. The net return reflects average total annual expenses of the 15 portfolios of 0.50%, and the daily deduction from the Contract Fund of 0.6% per year for the tables based on current charges and 0.9% per year for the tables based upon maximum charges. For Contracts with face amounts of less than $100,000, the current charge is 0.9% per year. Thus, assuming maximum charges, gross investment returns of 0%, 4%, 8% and 12% are the equivalent of net investment returns of -1.40%, 2.60%, 6.60% and 10.60%, respectively. The actual fees and expenses of the portfolios associated with a particular Contract may be more or less than 0.50% and will depend on which subaccounts are selected. The death benefits and cash surrender values shown reflect the deduction of all expenses and charges both from the Series Fund and under the Contract.

If you are considering the purchase of a variable life insurance contract from another insurance company, you should not rely upon these tables for comparison purposes. A comparison between two tables, each showing values for a 35 year old man, may be useful for a 35 year old man but would be inaccurate if made for insureds of other ages or sex. Your Prudential representative can provide you with a hypothetical illustration for a person of your own age, sex, and rating class.

                                  ILLUSTRATIONS
                                  -------------

                  VARIABLE APPRECIABLE LIFE INSURANCE CONTRACT
                          FORM A -- FIXED DEATH BENEFIT
                       MALE SELECT PREFERRED ISSUE AGE 35
                        $100,000 GUARANTEED DEATH BENEFIT
                $894.06 MINIMUM INITIAL SCHEDULED PREMIUM (1) (3)
                        USING CURRENT CONTRACTUAL CHARGES


                                                Death Benefit (2)                                 Cash Surrender Value (2)
                             ---------------------------------------------------- --------------------------------------------------
                                       Assuming Hypothetical Gross (and Net)                Assuming Hypothetical Gross (and Net)
                Premiums                 Annual Investment Return of                         Annual Investment Return of
   End of     Accumulated    ---------------------------------------------------- --------------------------------------------------
   Policy    at 4% Interest    0% Gross     4% Gross     8% Gross     12% Gross     0% Gross     4% Gross     8% Gross   12% Gross
    Year      Per Year (3)   (-1.10% Net)  (2.90% Net)  (6.90% Net)  (10.90% Net) (-1.10% Net)  (2.90% Net)  (6.90% Net)(10.90% Net)
   ------    --------------  ------------  -----------  -----------  ------------ ------------  -----------  ----------- -----------
      1         $    930       $100,000     $100,000     $100,000      $100,000      $     0      $     0     $      0   $      0
      2         $  1,897       $100,000     $100,000     $100,000      $100,000      $   319      $   399     $    482   $    568
      3         $  2,903       $100,000     $100,000     $100,000      $100,000      $   835      $   991     $  1,157   $  1,332
      4         $  3,948       $100,000     $100,000     $100,000      $100,000      $ 1,338      $ 1,595     $  1,874   $  2,176
      5         $  5,036       $100,000     $100,000     $100,000      $100,000      $ 1,827      $ 2,208     $  2,633   $  3,108
      6         $  6,167       $100,000     $100,000     $100,000      $100,000      $ 2,556      $ 3,087     $  3,696   $  4,394
      7         $  7,344       $100,000     $100,000     $100,000      $100,000      $ 3,276      $ 3,984     $  4,818   $  5,799
      8         $  8,568       $100,000     $100,000     $100,000      $100,000      $ 3,978      $ 4,889     $  5,993   $  7,327
      9         $  9,840       $100,000     $100,000     $100,000      $100,000      $ 4,665      $ 5,806     $  7,227   $  8,993
     10         $ 11,164       $100,000     $100,000     $100,000      $100,000      $ 5,335      $ 6,735     $  8,525   $ 10,813
     15         $ 18,618       $100,000     $100,000     $100,000      $100,000      $ 7,525      $10,635     $ 15,216   $ 21,979
     20         $ 27,688       $100,000     $100,000     $100,000      $100,000      $ 9,668      $15,229     $ 24,709   $ 40,980
     25         $ 38,723       $100,000     $100,000     $100,000      $139,226      $11,193      $20,095     $ 37,709   $ 72,634
 30 (Age 65)    $ 52,149       $100,000     $100,000     $100,000      $207,827      $11,133      $24,340     $ 55,078   $123,591
     35         $ 81,168       $100,000     $100,000     $118,221      $307,787      $27,722      $39,992     $ 78,929   $205,491
     40         $116,474       $100,000     $100,000     $149,788      $455,660      $41,918      $57,004     $110,380   $335,780
     45         $159,429       $100,000     $100,000     $189,232      $676,785      $52,984      $76,020     $150,907   $539,716

(1) If premiums are paid more frequently than annually, the initial payments would be $456.85 semi-annually, $231.52 quarterly or $78.55 monthly. The ultimate payments would be $2,411.37 semi-annually, $1,218.60 quarterly or $410.34 monthly. The death benefits and cash surrender values would be slightly different for a Contract with more frequent premium payments.

(2)  Assumes no Contract loan has been made.

(3) For a hypothetical gross investment return of 0%, the second Scheduled Premium will be $4,726.61. For a gross return of 4%, the second Scheduled Premium will be $3,145.86. For a gross return of 8%, the second Scheduled Premium will be $894.06. For a gross return of 12%, the second Scheduled Premium will be $894.06. The premiums accumulated at 4% interest in column 2 are those payable if the gross investment return is 4%. For an explanation of why the scheduled premium may increase on the premium change date, see Premiums.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 4%, 8%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Prudential or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.




                                       T1

                  VARIABLE APPRECIABLE LIFE INSURANCE CONTRACT
                        FORM B -- VARIABLE DEATH BENEFIT
                       MALE SELECT PREFERRED ISSUE AGE 35
                        $100,000 GUARANTEED DEATH BENEFIT
                $894.06 MINIMUM INITIAL SCHEDULED PREMIUM (1) (3)
                        USING CURRENT CONTRACTUAL CHARGES

                                           Death Benefit (2)                                     Cash Surrender Value (2)
                           ----------------------------------------------------   --------------------------------------------------
                                  Assuming Hypothetical Gross (and Net)                 Assuming Hypothetical Gross (and Net)
              Premiums                 Annual Investment Return of                          Annual Investment Return of
   End of   Accumulated    ----------------------------------------------------   --------------------------------------------------
   Policy  at 4% Interest    0% Gross     4% Gross     8% Gross     12% Gross      0% Gross     4% Gross     8% Gross     12% Gross
    Year    Per Year (3)   (-1.10% Net)  (2.90% Net)  (6.90% Net)  (10.90% Net)  (-1.10% Net)  (2.90% Net)  (6.90% Net) (10.90% Net)
   ------   -------------  ------------  -----------  -----------  ------------  ------------  -----------  ----------- ------------
      1       $    930       $100,000     $100,019     $100,048      $100,076       $     0      $     0     $      0     $      0
      2       $  1,897       $100,000     $100,036     $100,119      $100,204       $   271      $   351     $    434     $    520
      3       $  2,903       $100,000     $100,049     $100,215      $100,390       $   790      $   947     $  1,112     $  1,288
      4       $  3,948       $100,000     $100,062     $100,341      $100,644       $ 1,312      $ 1,569     $  1,848     $  2,151
      5       $  5,036       $100,000     $100,073     $100,499      $100,973       $ 1,836      $ 2,217     $  2,643     $  3,117
      6       $  6,167       $100,000     $100,133     $100,742      $101,440       $ 2,577      $ 3,108     $  3,717     $  4,415
      7       $  7,344       $100,000     $100,193     $101,026      $102,006       $ 3,301      $ 4,009     $  4,842     $  5,822
      8       $  8,568       $100,000     $100,255     $101,356      $102,687       $ 4,009      $ 4,920     $  6,021     $  7,352
      9       $  9,840       $100,000     $100,317     $101,734      $103,494       $ 4,699      $ 5,840     $  7,257     $  9,017
     10       $ 11,164       $100,000     $100,383     $102,166      $104,444       $ 5,372      $ 6,771     $  8,554     $ 10,832
     15       $ 18,618       $100,000     $100,859     $105,392      $112,068       $ 7,596      $10,698     $ 15,231     $ 21,907
     20       $ 27,688       $100,000     $102,228     $111,546      $127,475       $ 9,749      $15,292     $ 24,610     $ 40,539
     25       $ 38,723       $100,000     $104,812     $121,899      $155,963       $11,272      $20,082     $ 37,169     $ 71,233
 30 (Age 65)  $ 52,149       $100,000     $109,029     $137,961      $205,808       $11,211      $24,029     $ 52,961     $120,808
     35       $ 83,439       $100,000     $110,739     $142,989      $301,028       $27,779      $41,040     $ 73,290     $200,978
     40       $121,507       $100,000     $114,173     $155,014      $445,813       $41,925      $59,000     $ 99,841     $328,524
     45       $167,824       $100,000     $119,779     $176,715      $662,304       $52,956      $77,306     $134,242     $528,167


(1) If premiums are paid more frequently than annually, the initial payments would be $456.85 semi-annually, $231.52 quarterly or $78.55 monthly. The ultimate payments would be $2,411.37 semi-annually, $1,218.60 quarterly or $410.34 monthly. The death benefits and cash surrender values would be slightly different for a Contract with more frequent premium payments.

(2)  Assumes no Contract loan has been made.

(3) For a hypothetical gross investment return of 0%, the second Scheduled Premium will be $4,726.61. For a gross return of 4%, the second Scheduled Premium will be $3,549. For a gross return of 8%, the second Scheduled Premium will be $894.06. For a gross return of 12%, the second Scheduled Premium will be $894.06. The premiums accumulated at 4% interest in column 2 are those payable if the gross investment return is 4%. For an explanation of why the scheduled premium may increase on the premium change date, see Premiums.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 4%, 8%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Prudential or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.




                                       T2

                  VARIABLE APPRECIABLE LIFE INSURANCE CONTRACT
                          FORM A -- FIXED DEATH BENEFIT
                       MALE SELECT PREFERRED ISSUE AGE 35
                        $100,000 GUARANTEED DEATH BENEFIT
                $894.06 MINIMUM INITIAL SCHEDULED PREMIUM (1) (3)
                        USING MAXIMUM CONTRACTUAL CHARGES


                                           Death Benefit (2)                                     Cash Surrender Value (2)
                           ----------------------------------------------------  ---------------------------------------------------
                                  Assuming Hypothetical Gross (and Net)                 Assuming Hypothetical Gross (and Net)
              Premiums                 Annual Investment Return of                          Annual Investment Return of
   End of   Accumulated    ----------------------------------------------------  ---------------------------------------------------
   Policy  at 4% Interest    0% Gross     4% Gross     8% Gross     12% Gross      0% Gross     4% Gross     8% Gross     12% Gross
    Year    Per Year (3)   (-1.40% Net)  (2.60% Net)  (6.60% Net)  (10.60% Net)  (-1.40% Net)  (2.60% Net)  (6.60% Net) (10.60% Net)
   ------   -------------  ------------  -----------  -----------  ------------  ------------  -----------  -----------  -----------
      1       $    930       $100,000     $100,000     $100,000      $100,000        $    0      $     0     $      0      $      0
      2       $  1,897       $100,000     $100,000     $100,000      $100,000        $  268      $   347     $    428      $    511
      3       $  2,903       $100,000     $100,000     $100,000      $100,000        $  752      $   904     $  1,064      $  1,234
      4       $  3,948       $100,000     $100,000     $100,000      $100,000        $1,218      $ 1,465     $  1,734      $  2,026
      5       $  5,036       $100,000     $100,000     $100,000      $100,000        $1,663      $ 2,028     $  2,437      $  2,892
      6       $  6,167       $100,000     $100,000     $100,000      $100,000        $2,294      $ 2,799     $  3,379      $  4,045
      7       $  7,344       $100,000     $100,000     $100,000      $100,000        $2,909      $ 3,576     $  4,365      $  5,294
      8       $  8,568       $100,000     $100,000     $100,000      $100,000        $3,501      $ 4,351     $  5,385      $  6,639
      9       $  9,840       $100,000     $100,000     $100,000      $100,000        $4,069      $ 5,124     $  6,445      $  8,092
     10       $ 11,164       $100,000     $100,000     $100,000      $100,000        $4,611      $ 5,893     $  7,543      $  9,661
     15       $ 18,618       $100,000     $100,000     $100,000      $100,000        $5,949      $ 8,668     $ 12,727      $ 18,785
     20       $ 27,688       $100,000     $100,000     $100,000      $100,000        $6,239      $10,851     $ 18,949      $ 33,166
     25       $ 38,723       $100,000     $100,000     $100,000      $107,833        $4,748      $11,588     $ 26,030      $ 56,256
 30 (Age 65)  $ 52,149       $100,000     $100,000     $100,000      $154,778        $  180      $ 9,342     $ 33,579      $ 92,043
     35       $ 90,072       $100,000     $100,000     $100,000      $216,991        $8,275      $21,746     $ 52,497      $144,872
     40       $136,211       $100,000     $100,000     $106,885      $302,424        $8,685      $30,660     $ 78,764      $222,860
     45       $192,347       $100,000     $100,000     $139,752      $419,104        $    0      $31,658     $111,448      $334,223

(1) If premiums are paid more frequently than annually, the payments would be $456.85 semi-annually, $231.52 quarterly or $78.55 monthly. The death benefits and cash surrender values would be slightly different for a Contract with more frequent premium payments.

(2)  Assumes no Contract loan has been made.

(3) For a hypothetical gross investment return of 0%, the premium after age 65 will be $4,726.61; for a gross return of 4% the premium after age 65 will be $4,726.61; for a gross return of 8% the premium after age 65 will be $2,904.39; for a gross return of 12% the premium after age 65 will be $894.06. The premiums accumulated at 4% interest in column 2 are those payable if the gross investment return is 4%. For an explanation of why the scheduled premium may increase on the premium change date, see Premiums.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 4%, 8%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Prudential or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.




                                       T3

                  VARIABLE APPRECIABLE LIFE INSURANCE CONTRACT
                        FORM B -- VARIABLE DEATH BENEFIT
                       MALE SELECT PREFERRED ISSUE AGE 35
                        $100,000 GUARANTEED DEATH BENEFIT
                $894.06 MINIMUM INITIAL SCHEDULED PREMIUM (1) (3)
                        USING MAXIMUM CONTRACTUAL CHARGES


                                            Death Benefit (2)                                     Cash Surrender Value (2)
                            ----------------------------------------------------  --------------------------------------------------
                                   Assuming Hypothetical Gross (and Net)                 Assuming Hypothetical Gross (and Net)
               Premiums                 Annual Investment Return of                          Annual Investment Return of
   End of    Accumulated    ----------------------------------------------------  --------------------------------------------------
   Policy   at 4% Interest    0% Gross     4% Gross     8% Gross     12% Gross      0% Gross     4% Gross     8% Gross    12% Gross
    Year     Per Year (3)   (-1.40% Net)  (2.60% Net)  (6.60% Net)  (10.60% Net)  (-1.40% Net)  (2.60% Net)  (6.60% Net)(10.60% Net)
   ------   --------------  ------------  -----------  -----------  ------------  ------------  -----------  ----------- -----------
      1        $    930       $100,000     $100,000     $100,020      $100,048        $    0      $     0     $      0     $     0
      2        $  1,897       $100,000     $100,000     $100,057      $100,140        $  213      $   291     $    372     $    455
      3        $  2,903       $100,000     $100,000     $100,110      $100,279        $  696      $   847     $  1,007     $  1,177
      4        $  3,948       $100,000     $100,000     $100,184      $100,474        $1,177      $ 1,423     $  1,691     $  1,981
      5        $  5,036       $100,000     $100,000     $100,278      $100,731        $1,653      $ 2,017     $  2,422     $  2,875
      6        $  6,167       $100,000     $100,000     $100,395      $101,057        $2,291      $ 2,794     $  3,370     $  4,032
      7        $  7,344       $100,000     $100,000     $100,536      $101,458        $2,906      $ 3,570     $  4,352     $  5,274
      8        $  8,568       $100,000     $100,000     $100,704      $101,946        $3,498      $ 4,344     $  5,369     $  6,611
      9        $  9,840       $100,000     $100,000     $100,900      $102,529        $4,066      $ 5,117     $  6,423     $  8,052
     10        $ 11,164       $100,000     $100,000     $101,127      $103,218        $4,608      $ 5,884     $  7,515     $  9,606
     15        $ 18,618       $100,000     $100,000     $102,793      $108,695        $5,946      $ 8,657     $ 12,632     $ 18,534
     20        $ 27,688       $100,000     $100,000     $105,582      $119,119        $6,236      $10,839     $ 18,646     $ 32,183
     25        $ 38,723       $100,000     $100,000     $109,839      $137,507        $4,745      $11,573     $ 25,109     $ 52,777
 30 (Age 65)   $ 52,149       $100,000     $100,000     $115,885      $168,442        $  177      $ 9,324     $ 30,885     $ 83,442
     35        $ 90,072       $100,000     $100,000     $120,799      $199,680        $8,272      $21,723     $ 51,100     $129,981
     40        $136,211       $100,000     $100,000     $129,975      $273,325        $8,682      $30,627     $ 74,802     $201,416
     45        $192,347       $100,000     $100,000     $144,958      $380,717        $    0      $31,603     $102,485     $303,611

(1) If premiums are paid more frequently than annually, the payments would be $456.85 semi-annually, $231.52 quarterly or $78.55 monthly. The death benefits and cash surrender values would be slightly different for a Contract with more frequent premium payments.

(2)  Assumes no Contract loan has been made.

(3) For a hypothetical gross investment return of 0%, the premium after age 65 will be $4,726.61; for a gross return of 4% the premium after age 65 will be $4,726.61; for a gross return of 8% the premium after age 65 will be $3,880.79; for a gross return of 12% the premium after age 65 will be $1,082.28. The premiums accumulated at 4% interest in column 2 are those payable if the gross investment return is 4%. For an explanation of why the scheduled premium may increase on the premium change date, see Premiums.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 4%, 8%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Prudential or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


                                      T4

CONTRACT LOANS

You may borrow from Prudential up to the "loan value" of the Contract, using the Contract as the only security for the loan. The loan value is equal to (1) 90% of an amount equal to the portion of the Contract Fund value attributable to the variable investment options and to any prior loan[s] supported by the variable investment options, minus the portion of any charges attributable to variable investment options that would be payable upon an immediate surrender; plus (2) 100% of an amount equal to the portion of the Contract Fund value attributable to the fixed-rate option and to any prior loan[s] supported by the fixed-rate option, minus the portion of any charges attributable to the fixed-rate option that would be payable upon an immediate surrender. The minimum amount that may be borrowed at any one time is $200 unless the proceeds are used to pay premiums on the Contract.

If you request a loan you may choose one of two interest rates. You may elect to have interest charges accrued daily at a fixed effective annual rate of 5.5%. Alternatively, you may elect a variable interest rate that changes from time to time. You may switch from the fixed to variable interest loan provision, or vice-versa, with Prudential's consent.

If you elect the variable loan interest rate provision, interest charged on any loan will accrue daily at an annual rate Prudential determines at the start of each Contract year (instead of at the fixed 5.5% rate). This interest rate will not exceed the greatest of (1) the "Published Monthly Average" for the calendar month ending two months before the calendar month of the Contract anniversary;
(2) 5%; or (3) the rate permitted by law in the state of issue of the Contract. The "Published Monthly Average" means Moody's Corporate Bond Yield Average C Monthly Average Corporates, as published by Moody's Investors Service, Inc. or any successor to that service, or if that average is no longer published, a substantially similar average established by the insurance regulator where the Contract is issued. For example, the Published Monthly Average in 1998 ranged from 6.72% to 7.00%.

Interest payments on any loan are due at the end of each Contract year. If interest is not paid when due, it is added to the principal amount of the loan. The "Contract debt" is the amount of all outstanding loans plus any interest accrued but not yet due. If at any time the Contract debt exceeds what the cash surrender value would be if there were no Contract debt, Prudential will notify you of its intent to terminate the Contract in 61 days, within which time you may repay all or enough of the loan to reduce it to below the cash surrender value and thus keep the Contract inforce. If you fail to keep the Contract inforce, the amount of unpaid Contract debt will be treated as a distribution which may be taxable. See LAPSE AND REINSTATEMENT, page 27, and TAX TREATMENT OF CONTRACT BENEFITS, page 29.

When a loan is made, an amount equal to the loan proceeds (the "loan amount") is transferred out of the subaccounts and the Real Property Account (collectively, the "variable investment options"), and/or the fixed-rate option to Prudential's general account. The investment options will normally be reduced proportionally based on their balances at the time the loan is made. The loan amount is treated as part of the Contract Fund. While a fixed-rate (5.5%) loan is outstanding, the loan amount will be credited with the daily equivalent of an annual return of 4% rather than with the actual rate of return of the variable options or the fixed-rate option. While a loan made pursuant to the variable loan interest rate provision is outstanding, the loan amount will be credited with the daily equivalent of a rate that is 1% less than the loan interest rate for the Contract year. If a loan remains outstanding at a time Prudential fixes a new rate, the new interest rate will apply. When the loan is repaid, the repayment is made to the investment options. The loan repayment is first divided between the variable options as a group and the fixed-rate option in the same proportions used for the transfer at the time the loan was made. The portion of the loan repayment allocated to the variable options as a group is divided among those options proportionately based on their balances at the time of loan repayment. The portion of the loan repayment allocated to the fixed-rate option will be credited with the lesser of the current rate applicable to new premium payments and the current rate applicable to the portion of the fixed-rate option from which the loan was made.

Choosing the variable rate option may mean a higher outlay of cash when interest payments are made or when the loan is repaid, but it may also result in a greater increase in the Contract Fund value.

A loan will not affect the amount of the premiums due. Should the death benefit become payable while a loan is outstanding, or should the Contract be surrendered, any Contract debt will be deducted from the death benefit or the cash surrender value. Loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See TAX TREATMENT OF CONTRACT BENEFITS, page 29.

A loan will have an effect on a Contract's cash surrender value and may have an effect on the death benefit, even if the loan is fully repaid, because the investment results of the selected investment options will apply only to the amount remaining invested under those options. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited on the loan balance while the loan is outstanding, values under the Contract will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, Contract values will be higher than they would have been had no loan been made. A loan that is repaid will not have any effect upon the guaranteed minimum death benefit.

Consider, for example, a Contract issued on a 35 year old male, as illustrated in the table on page T1, with an 8% gross investment return. Assume a $2,500 fixed-rate (5.5%) loan was made under this Contract at the end of Contract year eight and repaid at the end of Contract year 10 and loan interest was paid when due. Upon repayment, the cash surrender value would be $8,372.58. This amount is lower than the cash surrender value shown on that page for the end of Contract year 10 because the loan amount was credited with the 4% assumed rate of return rather than the 6.89% net return for the designated subaccount[s] resulting from the 8% gross return in the underlying Series Fund.

LAPSE AND REINSTATEMENT

As explained earlier, if Scheduled Premiums are paid on or before each due date, or within the grace period after each due date, and there are no withdrawals or outstanding loans, a Contract will remain inforce even if the investment results of that Contract's variable investment option[s] have been so unfavorable that the Contract Fund has decreased to zero or less.

In addition, even if a Scheduled Premium is not paid, the Contract will remain inforce as long as the Contract Fund on any Monthly Date is equal to or greater than the Tabular Contract Fund Value on the following Monthly Date. (A Table of Tabular Contract Fund Values is included in the Contract; the values increase with each year the Contract remains inforce.) This could occur because of such factors as favorable investment experience, deduction of current rather than maximum charges, or the previous payment of greater than Scheduled Premiums.

However, if a Scheduled Premium is not paid, and the Contract Fund is insufficient to keep the Contract inforce, the Contract will go into default. Should this happen, Prudential will send the Contract owner a notice of default setting forth the payment necessary to keep the Contract inforce on a premium paying basis. This payment must be received at a Home Office within the 61 day kggrace period after the notice of default is mailed or the Contract will lapse. A Contract that lapses with an outstanding Contract loan may have tax consequences. See TAX TREATMENT OF CONTRACT BENEFITS, page 29.

Neither transfers nor reallocations of premium payments may be made if a Contract is in default.

A Contract that has lapsed may be reinstated within five years after the date of default unless the Contract has been surrendered for its cash surrender value. To reinstate a lapsed Contract, Prudential requires renewed evidence of insurability, and submission of certain payments due under the Contract.

If your Contract does lapse, it will still provide some benefits. You can receive the cash surrender value by making a request of Prudential prior to the end of the 61 day grace period. You may also choose one of the three forms of insurance described below for which no further premiums are payable.

FIXED EXTENDED TERM INSURANCE. The amount of insurance that would have been paid on the date of default will continue for a stated period of time. You will be told in writing how long that will be. The insurance amount will not change. There will be a diminishing cash surrender value but no loan value. Extended term insurance is not available to insureds in high risk classifications or under Contracts issued in connection with tax-qualified pension plans.

FIXED REDUCED PAID-UP INSURANCE. This insurance continues for the lifetime of the insured but at an insurance amount that is lower than that provided by fixed extended term insurance. It will increase in amount only if dividends are paid and it will decrease only if you take a Contract loan. Upon request, we will tell you what the amount of insurance will be. Fixed paid-up insurance has a cash surrender value and a loan value both of which will gradually increase in value. It is possible for this Contract to be classified as a Modified Endowment Contract if this option is exercised. See TAX TREATMENT OF CONTRACT BENEFITS, page 29.

VARIABLE REDUCED PAID-UP INSURANCE. This is similar to fixed paid-up insurance and will initially be in the same amount. The Contract Fund will continue to vary to reflect the experience of the selected investment options. There will be a new guaranteed minimum death benefit. Loans will be available subject to the same rules that apply to premium-paying Contracts.

Variable paid-up insurance is not available to insureds in high risk rating classes or if the new guaranteed amount is less than $5,000. It is possible for this Contract to be classified as a Modified Endowment Contract if this option is exercised. See TAX TREATMENT OF CONTRACT BENEFITS, page 29.

WHAT HAPPENS IF NO REQUEST IS MADE? Except in the two situations described below, if no request is made the "automatic option" will be fixed extended term insurance. If fixed extended term insurance is not available to the insured, then fixed reduced paid-up insurance will be provided. However, if variable reduced paid-up insurance is available and the amount is at least as great as the amount of fixed extended term insurance, then the automatic option will be variable reduced paid-up insurance. This could occur if the Contract lapses and there is a Contract debt outstanding.

VOTING RIGHTS

As explained earlier, all of the assets held in the subaccounts will be invested in shares of the corresponding portfolios of the Series Fund. Prudential is the legal owner of those shares and as such has the right to vote on any matter voted on at Series Fund shareholders meetings. However, Prudential will vote the shares of the Series Fund in accordance with voting instructions received from Contract owners at any regular and special shareholders meetings. The Series Fund will not hold annual shareholders meetings when not required to do so under Maryland law or the Investment Company Act of 1940. Series Fund shares for which no timely instructions from Contract owners are received, and any shares indirectly owned by Prudential, will be voted in the same proportion as shares in the respective portfolios for which instructions are received.

Matters on which Contract owners may give voting instructions include the following: (1) election of the Board of Directors of the Series Fund; (2) ratification of the independent accountant of the Series Fund; (3) approval of the investment advisory agreement for a portfolio of the Series Fund corresponding to the Contract owner's selected subaccount[s]; (4) any change in the fundamental investment policy of a portfolio corresponding to the Contract owner's selected subaccount[s]; and (5) any other matter requiring a vote of the shareholders of the Series Fund. With respect to approval of the investment advisory agreement or any change in a portfolio's fundamental investment policy, Contract owners participating in such portfolios will vote separately on the matter.

The number of shares in a portfolio for which you may give instructions is determined by dividing the portion of your Contract Fund attributable to the portfolio, by the value of one share of the portfolio. The number of votes for which each Contract owner may give Prudential instructions will be determined as of the record date chosen by the Board of Directors of the Series Fund. Prudential will furnish Contract owners with proper forms and proxies to enable them to give these instructions. Prudential reserves the right to modify the manner in which the weight to be given voting instructions is calculated where such a change is necessary to comply with current federal regulations.

Prudential may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the Series Fund's portfolios, or to approve or disapprove an investment advisory contract for the Series Fund. In addition, Prudential itself may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Series Fund's portfolios, provided that Prudential reasonably disapproves such changes in accordance with applicable federal regulations. If Prudential does disregard voting instructions, it will advise Contract owners of that action and its reasons for such action in the next annual or semi-annual report to Contract owners.

All Prudential Contract and policy owners share the right to vote in elections for members of the Board of Directors of Prudential.

SUBSTITUTION OF SERIES FUND SHARES

Although Prudential believes it to be unlikely, it is possible that in the judgment of its management, one or more of the portfolios of the Series Fund may become unsuitable for investment by Contract owners because of investment policy changes, tax law changes, or the unavailability of shares for investment. In that event, Prudential may seek to substitute the shares of another portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC, and possibly one or more state insurance departments, may be required. Contract owners will be notified of any such substitution.

REPORTS TO CONTRACTS OWNERS

Once each Contract year (except where the Contract is inforce as fixed extended term insurance or fixed reduced paid-up insurance), Prudential will send you a statement that provides certain information pertinent to your own Contract. The statement shows all transactions during the year that affected the value of your Contract Fund, including monthly changes attributable to investment experience. The statement will also show the current death benefit, cash surrender value, and loan values of your Contract. On request, you will be sent a current statement in a form similar to that of the annual statement described above, but Prudential may limit the number of such requests or impose a reasonable charge if such requests are made too frequently.

You will also receive, usually at the end of February, an annual report of the operations of the Series Fund. That report will list the investments held in each portfolio and include audited financial statements for the Series Fund. A semi-annual report with similar unaudited information will be sent to you, usually at the end of August.

TAX TREATMENT OF CONTRACT BENEFITS

This summary provides general information on the federal income tax treatment of the Contract. It is not a complete statement of what the federal income taxes will be in all circumstances. It is based on current law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own qualified tax adviser for complete information and advice.

TREATMENT AS LIFE INSURANCE. The Contract must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of the Contract's investments. For further information on the diversification requirements, see TAXATION OF THE FUND in the statement of additional information for the Series Fund.

We believe we have taken adequate steps to insure that the Contract qualifies as life insurance for tax purposes. Generally speaking, this means that:

         o you will not be taxed on the growth of the funds in the Contract, unless you receive a distribution from the Contract,

         o the Contract's death benefit will be tax free to your beneficiary.

Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract owners after advance written notice -- that we deem necessary to insure that the Contract will qualify as life insurance.

PRE-DEATH DISTRIBUTIONS. The tax treatment of any distribution you receive before the insured's death depends on whether the Contract is classified as a Modified Endowment Contract.

      CONTRACTS NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS.

              o If you surrender the Contract or allow it to lapse, you will be taxed on the amount you receive in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the cash surrender value used to repay Contract debt. The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

              o Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Contract less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Contract years, all or a portion of a withdrawal may be taxed if the Contract Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

              o Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Contract for the purposes of determining whether a withdrawal is taxable.

              o Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax.

MODIFIED ENDOWMENT CONTRACTS.

              o The rules change if the Contract is classified as a Modified Endowment Contract. The Contract could be classified as a Modified Endowment Contract if premiums substantially in excess of scheduled premiums are paid or a decrease in the face amount of insurance is made (or a rider removed). The addition of a rider or an increase in the face amount of insurance may also cause the Contract to be classified as a Modified Endowment Contract. You should first consult a qualified tax adviser and your Prudential representative if you are contemplating any of these steps.

              o If the Contract is classified as a Modified Endowment Contract, then amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans, made during the two-year period before the time that the Contract became a Modified Endowment
                  Contract.

              o Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59 1/2, on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

              o All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules.

WITHHOLDING. You must affirmatively elect that no taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to withholding. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

OTHER TAX CONSIDERATIONS. If you transfer or assign the Contract to someone else, there may be gift, estate and/or income tax consequences. If you transfer the Contract to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. Deductions for interest paid or accrued on Contract debt or on other loans that are incurred or continued to purchase or carry the Contract may be denied. Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the insured dies.

BUSINESS-OWNED LIFE INSURANCE. If a business, rather than an individual, is the owner of the Contract, there are some additional rules. Business Contract owners generally cannot deduct premium payments. Business Contract owners generally cannot take tax deductions for interest on Contract debt paid or accrued after October 13, 1995. An exception permits the deduction of interest on policy loans on Contracts for up to 20 key persons. The interest deduction for Contract debt on these loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key insured person. The corporate alternative minimum tax also applies to business-owned life insurance. This is an indirect tax on additions to the Contract Fund or death benefits received under business-owned life insurance policies.

TAX-QUALIFIED PENSION PLANS

You may acquire the Contract to fund a retirement plan that qualifies for tax favored treatment under the Internal Revenue Code. We will issue such a Contract with a minimum face amount of $10,000, and with increases and decreases in face amount in minimum increments of $10,000. The monthly charge for anticipated mortality costs and the scheduled premiums will be the same for male and female insureds of a particular age and underwriting classification. We will give illustrations showing premiums and charges if you wish to fund a tax-qualified pension plan. Only certain riders are available for a Contract issued in connection with a tax-qualified pension plan. Fixed reduced paid-up insurance and payment of the cash surrender value are the only options on lapse available for a Contract issued in connection with a tax-qualified pension plan. See LAPSE AND REINSTATEMENT, page 27. Finally, a Contract issued in connection with a tax-qualified pension plan may not invest in the Real Property Account.

You should consult a qualified tax advisor before purchasing a Contract in connection with a tax-qualified pension plan.

RIDERS

Contract owners may be able to obtain additional fixed benefits which may increase the Scheduled Premium. If they do cause an increase in the Scheduled Premium, they will be charged for by making monthly deductions from the Contract Fund. These optional insurance benefits will be described in what is known as a "rider" to the Contract. One rider pays an additional amount if the insured dies in an accident. Another waives certain premiums if the insured is disabled within the meaning of the provision (or, in the case of a Contract issued on an insured under the age of 15, if the applicant dies or becomes disabled within the meaning of the provision). Others pay an additional amount if the insured dies within a stated number of years after issue; similar benefits may be available if the insured's spouse or child should die. The amounts of these benefits are fully guaranteed at issue; they do not depend on the performance of the Account, although they will no longer be available if the Contract lapses. Certain restrictions may apply; they are clearly described in the applicable rider.

Under other riders, which provide a fixed amount of term insurance in exchange for increasing total scheduled annual premiums, the amount payable upon death of the insured may be substantially increased for a given total initial annual premium. The rider may be appropriate for Contract owners who reasonably expect their incomes to increase regularly so that they will be able to afford the increasing scheduled annual premiums or who may be willing to rely upon their future Contract Fund values to prevent the Contract from lapsing in later years.

Any Prudential representative authorized to sell the Contract can explain these extra benefits further. Samples of the provisions are available from Prudential upon written request.

PARTICIPATION IN DIVISIBLE SURPLUS

The Contract is eligible to be credited part of Prudential's divisible surplus attributable to the Contracts, as determined by Prudential's Board of Directors. That determination is made every year, with respect to the insurance contracts issued by Prudential. However, Prudential does not expect to credit any dividends upon these Contracts because favorable investment performance will be reflected in Contract values and because Prudential intends, if experience indicates that current charges will be greater than needed to cover expenses, to reduce those charges further so that there will be no source of distributable surplus attributable to these Contracts.

OTHER GENERAL CONTRACT PROVISIONS

ASSIGNMENT. This Contract may not be assigned if the assignment would violate any federal, state, or local law or regulation. Generally, the Contract may not be assigned to an employee benefit plan or program without Prudential's consent. Prudential assumes no responsibility for the validity or sufficiency of any assignment, and it will not be obligated to comply with any assignment unless it has received a copy at a Home Office.

BENEFICIARY. You designate and name your beneficiary in the application. Thereafter, you may change the beneficiary, provided it is in accordance with the terms of the Contract. Should the insured die with no surviving beneficiary, the insured's estate will become the beneficiary.

INCONTESTABILITY. We will not contest the Contract after it has been inforce during the insured's lifetime for two years from the issue date except when any change is made in the Contract that requires Prudential's approval and would increase our liability. We will not contest such change after it has been in effect for two years during the lifetime of the insured.

MISSTATEMENT OF AGE OR SEX. If the insured's stated age or sex (except where unisex rates apply) or both are incorrect in the Contract, Prudential will adjust the death benefits payable, as required by law, to reflect the correct age and sex. Any death benefit will be based on what the most recent charge for mortality would have provided at the correct age and sex.

SETTLEMENT OPTIONS. The Contract grants to most owners, or to the beneficiary, a variety of optional ways of receiving Contract proceeds, other than in a lump sum. Any Prudential representative authorized to sell this Contract can explain these options upon request.

SUICIDE EXCLUSION. Generally, if the insured, whether sane or insane, dies by suicide within two years from the Contract Date, Prudential will pay no more under the Contract than the sum of the premiums paid. If the insured, whether sane or insane, dies by suicide within two years from the effective date of an increase in the face amount of insurance, Prudential will pay, with respect to the amount of the increase, no more than the sum of the Scheduled Premiums attributable to the increase.

PAYING PREMIUMS BY PAYROLL DEDUCTION

In addition to the annual, semi-annual, quarterly and monthly premium payment modes, a payroll budget method of paying premiums may also be available under certain Contracts. The employer generally deducts the necessary amounts from employee paychecks and sends premium payments to Prudential monthly. Some Contracts sold using the payroll budget method may be eligible for a guaranteed issue program under which the initial minimum death benefit is $25,000 and the Contracts are based on unisex mortality tables. Any Prudential representative authorized to sell this Contract can provide further details concerning the payroll budget method of paying premiums.

UNISEX PREMUIMS AND BENEFITS

The Contract generally uses mortality tables that distinguish between males and females. Thus, premiums and benefits differ under Contracts issued on males and females of the same age. However, in those states that have adopted regulations prohibiting sex-distinct insurance rates, premiums and cost of insurance charges will be based on a blended unisex rate, whether the insured is male or female. In addition, employers and employee organizations considering purchase of a Contract should consult their legal advisers to determine whether purchase of a Contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. Prudential may offer the Contract with unisex mortality rates to employers and employee organizations.

SALES TO PERSONS 14 YEARS OF AGE OR YOUNGER

Both Form A and Form B Contracts covering insureds of 14 years of age or less contain a special provision providing that the face amount of insurance will automatically be increased on the Contract anniversary after the insured's 21st birthday to 150% of the initial face amount, so long as the Contract is not then in default. The death benefit will also usually increase, at the same time, by the same dollar amount. In certain circumstances, however, it may increase by a smaller amount. See HOW A CONTRACT'S DEATH BENEFIT WILL VARY, page 19. This increase in death benefit will also generally increase the net amount at risk under the Contract, thus increasing the mortality charge deducted each month from amounts invested under the Contract. See item (b) under MONTHLY DEDUCTIONS FROM CONTRACT FUND, page 15. The automatic increase in the face amount of insurance may affect the level of future premium payments you can make without causing the Contract to be classified as a Modified Endowment Contract. A Contract owner should consult his or her Prudential representative before making unscheduled premium payments.

EXCHANGE OF FIXED-DOLLAR CONTRACT TO VARIABLE CONTRACT

Prudential may, on a non-discriminatory basis, permit the owner of an APPRECIABLE LIFE insurance policy issued by Prudential (an APPRECIABLE LIFE policy is a general account, universal life type policy with guaranteed minimum values) to exchange his or her policy for a comparable Variable APPRECIABLE LIFE Contract with the same Contract Date, Scheduled Premiums, and Contract Fund. No charge will be made for the exchange. There is no new "free look" right when an APPRECIABLE LIFE insurance policy owner elects to exchange his or her policy for a comparable Variable APPRECIABLE LIFE Contract.

SALE OF THE CONTRACT AND SALES COMMISSIONS

Pruco Securities Corporation ("Prusec"), an indirect wholly-owned subsidiary of Prudential, acts as the principal underwriter of the Contract. Prusec, organized in 1971 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Prusec's principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. The Contract is sold by registered representatives of Prusec who are also authorized by state insurance departments to do so. The Contract may also be sold through other broker-dealers authorized by Prusec and applicable law to do so. Registered representatives of such other broker-dealers may be paid on a different basis than described below. Where the insured is less than 60 years of age, the representative will generally receive a commission of no more than: (1) 50% of the Scheduled Premiums for the first year; (2) 6% of the Scheduled Premiums for the second through 10th years; and
(3) 2% of the Scheduled Premiums thereafter. For insureds over 59 years of age, the commission will be lower. The representative may be required to return all or part of the first year commission if the Contract is not continued through the second year. Representatives with less than three years of service may be paid on a different basis. Representatives who meet certain productivity, profitability, and persistency standards with regard to the sale of the Contract will be eligible for additional compensation.

STATE REGULATION

Prudential is subject to regulation and supervision by the Department of Insurance of the State of New Jersey, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.

Prudential is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, Prudential is required to file with New Jersey and other jurisdictions a separate statement with respect to the operations of all its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

EXPERTS

The financial statements of Prudential as of December 31, 1998 and 1997 and for each of the three years in the period ended December 31, 1998 and the financial statements of the Account as of December 31, 1998 and for each of the three years in the period then ended included in this prospectus have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 1177 Avenue of the Americas, New York, New York 10036.

Actuarial matters included in this prospectus have been examined by Pamela A. Schiz, FSA, MAAA, Actuarial Director of Prudential, whose opinion is filed as an exhibit to the registration statement.

LITIGATION

On October 28, 1996, Prudential entered into a Stipulation of Settlement in a multidistrict proceeding involving allegations of various claims relating to Prudential's life insurance sales practices. (In re Prudential Insurance Company of America Sales Practices Litigation, D.N.J., MDL No. 1061, Master Docket No. 95-4704 (AMW)). On March 7, 1997, the United States District Court for the District of New Jersey approved the Stipulation of Settlement as fair, reasonable and adequate, and later issued a Final Order and Judgement in the consolidated class actions before the court, 962 F. Supp. 450 (March 17, 1997, as amended April 14, 1997). The Court's Final Order and Judgement approving the class Settlement was appealed to the United States Court of Appeals for the Third Circuit, which upheld the district court's approval of the Stipulation of Settlement on July 23, 1998. The Supreme Court denied certiorari in January 1999, thereby making final the approval of the class action settlement.

Pursuant to the Settlement, Prudential agreed to provide and has been implementing an Alternative Dispute Resolution ("ADR") process for class members who believe they were misled concerning the sale or performance of their life insurance Contracts. As of December 31, 1998, based on an analysis of claims actually remedied, a sample of claims still to be remedied, and estimates of additional liabilities associated with the ADR program, management estimated the cost, before taxes, of remedying policyholder claims in the ADR process to be approximately $2.56 billion. While management believes these to be reasonable estimates based on available information, the ultimate amount of the total cost of remedied policyholder claims and other related costs is dependent on complex and varying factors, including the relief options still to be chosen by claimants, the dollar value of those options, and the number and type of claims that may successfully be appealed.

In addition, a number of actions have been filed against Prudential by policyholders who have excluded themselves from the Settlement; Prudential anticipates that additional suits may be filed by other policyholders.

Also, on July 9, 1996, a Multi-State Life Insurance Task Force comprised of insurance regulators from 29 states and the District of Columbia, released a report on Prudential's activities. As of February 24, 1997, Prudential had entered into consent orders or agreements with all 50 states and the District of Columbia to implement a remediation plan, whose terms closely parallel the Settlement approved in the MDL proceeding, and agreed to a series of payments allocated to all 50 states and the District of Columbia amounting to a total of approximately $65 million. These agreements are now being implemented through Prudential's implementation of the class Settlement.

Prudential's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted with precision. It is possible that the results of operations or the cash flow of the company, in particular quarterly or annual periods, could be materially affected by an ultimate unfavorable outcome of the matters specifically discussed above. Management believes, however, that the ultimate resolution of all such matters, after consideration of applicable reserves, should not have a material adverse effect on Prudential's financial position.

YEAR 2000 COMPLIANCE

The services provided to you as a purchaser of a Variable Appreciable Life Insurance Contract depend on the smooth functioning of numerous computer systems. Many computer systems in use today are programmed to recognize only the last two digits of a date as the year. As a result, any systems using this kind of programming can not distinguish a date using "00" and may treat it as "1900" instead of "2000." This problem may impact computer systems that store business information, but it could also affect other equipment used in our business like telephone, fax machines and elevators. If this problem is not corrected, the "Year 2000" issue could affect the accuracy and integrity of business records. Prudential's regular business operations could be interrupted as well as those of other companies that deal with us.

In addition, the operations of the mutual funds associated with the Variable Appreciable Life Insurance Contract could experience problems resulting from the Year 2000 issue. Please refer to the respective mutual fund's prospectus for information regarding their approach to Year 2000 concerns. The following describes Prudential's effort to address Year 2000 concerns.

To address this potential problem Prudential organized its Year 2000 efforts around the following three areas:

o    Business Systems - Computer programs directly used to support our business;
     ----------------


o    Infrastructure  - Computers and other business  equipment like  telephones
     --------------
     and fax machines; and

o    Business Partners - Year 2000 readiness of essential business
     -----------------
     partners.


Busines Systems.  The business systems component includes a wide range of
---------------
computer programs that directly support Prudential's business operations including systems for: insurance product processing, securities trading, personnel record keeping and general accounting systems. All business systems were analyzed to determine whether each computer program with a Year 2000 problem should be retired, replaced or renovated. The majority of this work has been completed. A few remaining programs are currently being tested and completion of this process is expected by June 1999.

Infrastructure. As with business applications, we established a specific
--------------
methodology and process for addressing infrastructure issues. The infrastructure effort includes mainframe computer system hardware and operating system software, mid-range systems and servers, telecommunications equipment and systems, buildings and facilities systems, personal computers, and vendor hardware and software. Other than desktop systems, substantially all other infrastructure systems have been tested. Presently a small number of midrange computers, and building and facility systems are still in the testing phase. We expect to have the infrastructure implementation process completed by June 1999.

Business Partners. Prudential recognizes the importance of determining the Year
-----------------
2000 readiness of external business relationships especially those that involve electronic data transfer products and services, and products that impact our essential business processes. Prudential first classified each business partner as "highly critical" or "less critical" to our business and then began to develop risk assessment and contingency plans to address the potential that a business partner could experience a Year 2000 failure. All highly critical business partner relationships have been assessed and contingency planning is completed. Risk assessment and contingency planning continues for less critical business partners, and the target completion date for these relationships is June 1999.

Prudential believes that the Business Systems, Infrastructure and Business Partners components of the Year 2000 project are substantially on schedule. A small number of the projects may not meet their targeted completion date. However, Prudential expects that these projects will be completed by September,mid 1999. If there are any delays, they should not have a significant impact on the timing of the project as a whole.

THE COST OF YEAR 2000 READINESS

Prudential is funding the Year 2000 program from internal operating budgets, and estimates that its total costs to address the Year 2000 issue will total approximately $220 million. Because these expenses were part of the operating budget, they did not impact the management of Variable Appreciable Life Insurance Contracts. During the course of the Year 2000 program, some optional computer projects have been delayed, but these delays have not had any material effect on Variable Appreciable Life Insurance Contracts.

YEAR 2000 RISKS AND CONTINGENCY PLANNING

Prudential believes that it is well positioned to lessen the impact of the Year 2000 problem. However, given the nature of this issue, we can not be 100% certain that we are completely prepared, particularly because we can not be certain of Year 2000 readiness of third parties. As a result, we are unable to determine at this time whether the consequences of Year 2000 failures may have a material adverse effect on the results of Prudential's operations, liquidity or financial condition. In the worst case, it is possible that a Year 2000 technology failure, whether internal or external, could have a material impact on Prudential's results of operations, liquidity, or financial position. If Prudential is unable to address the Year 2000 problem, we may have difficulty in responding to your incoming phone calls, calculating your unit values or processing withdrawals and purchase payments. It is also possible that the mutual funds associated with the Variable Appreciable Life Insurance Contract will be unable to value their securities, in turn creating difficulties in purchasing or selling shares of the respective mutual fund and calculating corresponding unit asset values. The objective of Prudential's Year 2000 program has been to reduce these risks as much as possible.

Most of the operations of the Variable Appreciable Life Insurance Contract involve such a large number of individual transactions that they can only be handled with the help of computers. As a result, our current contingency plans include responses to the failure of specific business programs or infrastructure components. However, our contingency responses are now being reviewed and we expect to finalize them by June, 1999 to ensure that they are workable under the special conditions of a Year 2000 failure. Prudential believes that with the completion of its Year 2000 program as scheduled, the possibility of significant interruptions of normal operations will be reduced.

ADDITIONAL INFORMATION

Prudential has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all of the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC's principal office in Washington, D.C., upon payment of a prescribed fee.

Further information may also be obtained from Prudential. Its address and telephone number are on the inside front cover of this prospectus.

FINANCIAL STATEMENTS

The financial statements of the Account should be distinguished from the consolidated financial statements of Prudential and subsidiaries, which should be considered only as bearing upon the ability of Prudential to meet its obligations under the Contracts.

                     DIRECTORS AND OFFICERS OF PRUDENTIAL


                            DIRECTORS OF PRUDENTIAL


FRANKLIN E. AGNEW--Director since 1994 (current term expires April, 2000). Member, Committee on Finance & Dividends; Member, Finance Committee; Member, Corporate Governance Committee. Business consultant since 1986. Senior Vice President, H.J. Heinz from 1971 to 1986. Mr. Agnew is also a director of Bausch & Lomb, Inc. John Wiley & Sons, Inc. and Erie Plastics Corporation. Age 64.
Address: 600 Grant Street, Suite 660, Pittsburgh, PA 15219.

FREDERICK K. BECKER--Director since 1994 (current term expires April, 2005). Member, Auditing Committee, Member, Committee on Business Ethics; Member, Corporate Governance Committee. President, Wilentz Goldman and Spitzer, P.A. (law firm) since 1989, with firm since 1960. Age 63. Address: 90 Woodbridge Center Drive, Woodbridge, NJ 07095.

GILBERT F. CASELLAS--Director since 1998 (current term expires April, 2003). Member, Compensation Committee. President, The Swarthmore Group, Inc. since 1999. Partner, McConnell Valdes, LLP in 1998. Chairman, U.S. Equal Employment Opportunity Commission from 1994 to 1998. Age 46. Address: 1646 West Chester Pike, Suite 3, West Chester, PA 19382. 717 Pennsylvania Avenue, NW, Suite 625, Washington, DC 20006.

JAMES G. CULLEN--Director since 1994 (current term expires April, 2001). Member, Compensation Committee; Member, Committee on Business Ethics. President & Chief Operating Officer, Telecom Group, Bell Atlantic Corporation, since
19987. President & Chief Executive Officer, Telecom Group, Bell Atlantic Corporation, from 1997 to 1998. Vice Chairman, Bell Atlantic Corporation from 1995 to 1997. President, Bell Atlantic Corporation from 1993 to 1995. Mr. Cullen is also a director of Bell Atlantic Corporation and Johnson & Johnson. Age 56.
Address: 1310 North Court House Road, 11th Floor, Alexandria, VA 22201.

CAROLYNE K. DAVIS--Director since 1989 (current term expires April, 2001). Member Committee on Business Ethics; Member, Compensation Committee. Independent Health Care Advisor since 1997. National and International Health Care Advisor, Ernst & Young, LLP from 1985 to 1997. Dr. Davis is also a director of Beckman Coulter Instruments, Inc., Merck & Co., Inc., Minimed Incorporated, and Beverley Enterprises. Age 67. Address: 751 Broad Street, 23rd Floor, Newark,
NJ 07102.

ROGER A. ENRICO--Director since 1994 (current term expires April, 2002). Member, Committees on Nominations & Corporate Governance; Member, Compensation Committee. Chairman and Chief Executive Officer, PepsiCo, Inc. since 1996. Mr. Enrico originally Originally joinedwith PepsiCo, Inc. in 1971. Mr. Enrico is also a director of A.H. Belo Corporation and Dayton Hudson Corporation. Age 54.
Address: 700 Anderson Hill Road, Purchase, NY 10577.


ALLAN D. GILMOUR--Director since 1995 (current term expires April, 2003). Member, Investment Committee; Member, Committee on Finance & Dividends. Retired since 1995. Vice Chairman, Ford Motor Company, from 1993 to 1995. Mr. Gilmour originally joined Ford in 1960. Mr. Gilmour is also a director of Whirlpool Corporation, MeidiaOne Group, Inc., AP Automotive Systems,
Inc., The Dow Chemical Company and DTE Energy Company. Age 64. Address: 751 Broad Street, 23rd Floor, Newark, NJ 07102.

WILLIAM H. GRAY, III--Director since 1991 (current term expires April, 2000). Chairman, Committees on Nominations & Corporate Governance. Member, Executive Committee; Member, Committee on Business Ethics. President and Chief Executive Officer, The College Fund/UNCF since 1991. Mr. Gray served in Congress from 1979 to 1991. Mr. Gray is also a director of Chase Manhattan Corporation, Municipal Bond Investors Assurance Corporation, Rockwell International Corporation, Union-Pacific Corporation, Warner-Lambert Company, CBS Corporation and Electronic Data Systems. Age 57. Address: 8260 Willow Oaks Corp. Drive, Fairfax, VA 22031-
4511.

JON F. HANSON--Director since 1991 (current term expires April, 2003). Member, Investment Committee; Member, Committee on Business Ethics. Chairman, Hampshire Management Company since 1976. Mr. Hanson is also a director of James E. Hanson Management Company, Neumann Distributors, Inc., Fleet Trust and Investment Services Company, N.A., United Water Resources, Orange & Rockland Utilities, Inc., and Consolidated Delivery and Logistics. Age 62. Address: 235 Moore Street, Suite 200, Hackensack, NJ 07601.

GLEN H. HINER, JR.--Director since 1997 (current term expires April, 2001). Member, Compensation Committee. Chairman and Chief Executive Officer, Owens Corning since 1991. Senior Vice President and Group Executive, Plastics Group, General Electric Company from 1983 to 1991. Mr. Hiner is also a director of Dana Corporation and Owens Corning. Age 64. Address: One Owens Corning Parkway, Toledo, OH 43659.

CONSTANCE J. HORNER--Director since 1994 (current term expires April, 2002). Member, Auditing Committee; Member, Committees on Nominations & Corporate Governance. Guest Scholar, The Brookings Institution since 1993. Ms. Horner is also a director of Foster Wheeler Corporation, Ingersoll-Rand Company and Pfizer, Inc. Age 56. Address: 1775 Massachusetts Ave., N.W. Washington, D.C. 20036-2188.


GAYNOR N. KELLEY--Director since 1997 (current term expires April, 2001). Member, Auditing Committee. Retired since 1996. Chairman and Chief Executive Officer, The Perkins Elmer Corporation from 1990 to 1996. Mr. Kelley is also a director of Hercules Incorporated, and Alliant Techsystems. Age 67. Address: 751 Broad Street, 23rd Floor, Newark, NJ 07102-3777.

BURTON G. MALKIEL--Director since 1978 (current term expires April, 2002). Chairman, Investment Finance Committee; Member, Executive Committee; Member, Committee on Finance & Dividends. Professor of Economics, Princeton University, since 1988. Dr. Malkiel is also a director of Banco Bilbao Vizcaya, Baker Fentress & Company, The Jeffrey Company, The Southern New England Telecommunications Company, and Vanguard Group, Inc. Age 66. Address: Princeton University, 110 Fisher Hall, Prospect Avenue, Princeton, NJ 08544-1021.

ARTHUR F. RYAN--Chairman of the Board, President and Chief Executive Officer of Prudential since 1994. President and Chief Operating Officer, Chase Manhattan BankCorp. from 1990 to 1994, with Chase since 1972. Age 56. Address: 751 Broad Street, Newark, NJ 07102.

IDA F.S. SCHMERTZ--Director since 1997 (current term expires April, 2004). Member, Audit CommitteeFinance Committee. Principal, Investment Strategies International since 1994. Age 64. Address: 751 Broad Street, 23rd Floor, Newark, NJ 07102.

CHARLES R. SITTER--Director since 1995 (current term expires April, 2003). Member, Committee on Finance & Dividend; Member, Investment Committee.
Retired since 1996. President, Exxon Corporation from 1993 to
1996. Mr. Sitter began his career with Exxon in 1957. Age 68. Address: 5959 Las Colinas Boulevard, Irving, TX 75039-2298.

DONALD L. STAHELI--Director since 1995 (current term expires April, 2003). Member, Compensation Committee; Member, Auditing Committee. Retired since 1996. Chairman and Chief Executive Officer, Continental Grain Company from 1994 to 1997. President and Chief Executive Officer, Continental Grain Company from 1988 to 1994. Mr. Staheli is also director of Bankers Trust Company and Continental Grain Company. Age 67. Address: 39 Locust Street, Suite 204, New Canaan, CT 06840.

RICHARD M. THOMSON--Director since 1976 (current term expires April, 2000). Chairman, Executive Committee; Chairman, Compensation Committee. Retired since 1998. Chairman of the Board, The Toronto-Dominion Bank from 1997 to 1998. Chairman and Chief Executive Officer from 1978 to 1997. Mr. Thomson is also a director of CGC, Inc., INCO, Limited, S.C. Johnson & Son, Inc., The Thomson Corporation, Canadian Occidental Petroleum, Ltd., The Toronto-Dominion Bank and Ontario Hydro. Age 64. Address: P.O. Box 1, Toronto-Dominion Centre, Toronto, Ontario, M5K 1A2, Canada.

JAMES A. UNRUH--Director since 1996 (current term expires April, 2000). Member, Committees on Nominations & Corporate Governance; Member, Investment Committee. Retired since 1997. Chairman and Chief Executive Officer, Unisys Corporation, from 1990 to 1997. Mr. Unruh is also a director of Ameritech Corporation and Moss Micro. Age 57. Address: 751 Broad Street, Newark, NJ 07102-3777.


P. ROY VAGELOS, M.D.--Director since 1989 (current term expires April, 2001). Chairman, Auditing Committee; Member, Executive Committee; Member, Committees on Nominations & Corporate Governance. Chairman, Regeneron Pharmaceuticals since 1995. Chairman, Advanced Medicines, Inc. since 1997. Chairman, and Chief Executive Officer and President, Merck & Co., Inc. from 1986 to 1995, Dr. Vagelos originally joined Merck in 1975. Dr. Vagelos is also a director of The Estee Lauder Companies, Inc. and PepsiCo., Inc. Age 69. Address: One Crossroads Drive, Building A, 3rd Floor, Bedminster, NJ 07921.

STANLEY C. VAN NESS--Director since 1990 (current term expires April, 2002). Chairman, Committee on Business Ethics; Member, Executive Committee; Member, Auditing Committee. Partner, Herbert, Van Ness, Cayci & Goodell (law firm) since 1998. Counselor at Law, Picco Herbert Kennedy (law firm) from 1990 to 1998. Mr. Van Ness is also a director of Jersey Central Power & Light Company. Age 64.
Address: 22 Chambers Street, Princeton, NJ 08542.

PAUL A. VOLCKER--Director since 1988 (current term expires April, 2000). Chairman, Committee on Finance & Dividends; Member, Executive Committee; Member, Committee on Nominations & Corporate Governance. Consultant since 1997. Chairman, James D. Wolfensohn & Co., Inc. from 1988 to 1996; Chief Executive Officer, James D. Wolfensohn, Inc. from 1995 to 1996. Mr. Volcker is also a director of Nestle, S.A., and Bankers Trust New York Corporation as well as a Director of the Board of Overseers of TIAA-CREF. Age 71, Address: 610 Fifth Avenue, Suite 420, New York, NY 10020.

JOSEPH H. WILLIAMS--Director since 1994 (current term expires April, 2002). Member, Committee on Finance & Dividends; Member, Investment Auditing Committee. Director, The Williams Companies since 1979. Chairman & Chief Executive Officer, The Williams Companies from 1979 to 1993. Mr. Williams is also a director of The Orvis Company, and MTC Investors, LLC., and AEA Investors, Inc.. Age 65.
Address: One Williams Center, Tulsa, OK 74102.


                              PRINCIPAL OFFICERS


ARTHUR F. RYAN--Chairman of the Board, President and Chief Executive Officer since 1994; prior to 1994, President and Chief Operating Officer, Chase Manhattan Corporation. Age 56.

MICHAEL CAULFIELD--Executive Vice President, Financial Management since 1998; Chief Executive Officer, Prudential Investments from 1995 to 1998; Chief Executive Officer, Money Management Group in 1995; prior to 1995, President, Prudential Preferred Financial Services. Age 52.

MICHELE S. DARLING--Executive Vice President, Human Resources since 1997; prior to 1997, Executive Vice President, Canadian Imperial Bank of Commerce. Age
45.

ROBERT C. GOLDEN--Executive Vice President, Corporate Operations and Systems since 1997; prior to 1997, Executive Vice President, Prudential Securities,. Age 53.

MARK B. GRIER--Executive Vice President, Corporate Governance, since 1998; Executive Vice President, Financial Management from 1997 to 1998;
Chief Financial Officer from 1995 to 1997; prior to 1995, Executive Vice President, Chase Manhattan Corporation. Age 46.

JEAN D. HAMILTON--Executive Vice President, Institutional, since 1998; President, Diversified Group since 1995 to 1998; prior to 1995, President, Prudential Capital Group. Age 52.

RODGER A. LAWSON--Executive Vice President, International Investments & Global Marketing, since 1998; Executive Vice President, Marketing and Planning from since 1996 to 1998;; President and CEO, Van Eck Global, from 1994 to 1996; prior to 1994, President and CEO, Global Private Banking, Bankers Trust Company. Age 52.

KIYOFUMI SAKAGUCHI--Executive Vice President, International Insurance, since 1998; President, International Insurance Group from 1995 to 1998;
prior to 1995, Chairman and CEO, The Prudential Life Insurance Co., Ltd. Age
56.

JOHN V. SCICUTELLA--Executive Vice President, Individual Financial Services, since 1998; Chief Executive Officer, Individual Insurance Group from 1997 to 1998; Executive Vice President Operations and Systems from 1995 to 1997; prior to 1995, Executive Vice President, Chase Manhattan Corporation. Age 49.

JOHN R. STRANGFELD--Executive Vice President, Global Asset Management, since 1998; Chief Executive Officer, Private Asset Management Group (PAMG) from 1996 to 1998; President, PAMG, from 1996 to 1998; prior to 1996, Senior
Managing Director. Age 45.

JAMES J. AVERY, JR.--Senior Vice President & Chief Actuary, Individual Insurance Group since 1997; President Prudential Select from 1996 to 1997; prior to 1995, Executive Vice President and Chief Operating Officer, Chief Financial Officer, Prudential Select. Age 47.

MARTIN A. BERKOWITZ--Senior Vice President, Financial Management, since 1998; Senior Vice President and Comptroller since from 1995 to 1998; prior to 1995, Senior Vice President and CFO, Prudential Investment Corporation. Age 50.

WILLIAM M. BETHKE--Senior Vice President and Chief Investment Officer since 1997; prior to 1997, President, Capital Management Group Age 51.

ANNE E. BOSSI--Senior Vice President, Institutional, since 1998; President, Group Life & Disability 1997 to 1998; President, Group Life Insurance 1995 to 1997; prior to 1995, President, Northeastern Group Operations. Age 47

RICHARD J. CARBONE--Senior Vice President and Chief Financial Officer since 1997. Controller, Salomon Brothers from 1995 to 1997; prior to 1995, Controller, Bankers Trust. Age 51.

THOMAS J. CARROLL-- Senior Vice President and Chief Auditor since 1998. Managing Director, Bankers Trust Company from 1996 to 1998; prior to 1996, Global Chief Auditor and Managing Director, Credit Suisse First Boston. Age 57.

THOMAS W. CRAWFORD--Senior Vice President, Individual Financial Services, since 1998; President and Chief Executive Officer, Prudential Property & Casualty Company from 1996 to 1998; Vice President, Prudential Property &
Casualty Company in 1996; prior to 1996, President & CEO, Southern Heritage Insurance Company. Age 55.

WILLIAM D. FRIEL--Senior Vice President and Chief Information Officer since 1996; prior to 1996, Chief Executive Officer, Prudential Service Company. Age 60.

MICHAEL J. HINES--Senior Vice President, Marketing and Communications, since 1999; 1996 to 1998 Vice President, Marketing and Communications. Age 47.

RONALD P. JOELSON--Senior Vice President, Financial Management, since 1999. Senior Vice President, Guaranteed Products from 1996 to 1999; Vice President, Guaranteed Investments during 1996; pprior to 1996, Managing Director, Retirement Services. Age 40.

IRA J. KLEINMAN--Senior Executive Vice President, International Insurance, since 1997; prior to 1997, Chief Marketing & Product Development Officer. Age 51.

KATHLEEN KRALL--Senior Vice President, Individual Financial Services, since 1999; Vice President, Individual Financial Services from 1996 to 1999; Vice President, Operations and Systems from 1995 to 1996; prior to 1995 Vice President, Chase Manhattan Bank. Age 41.

JOYCE R. LEIBOWITZ--Senior Vice President, Management Internal Controls, since 1999; Vice President, Management Internal Controls from 1995 to 1999; prior to 1995 Integrated Control Officer. Age 51.

JOHN M. LIFTIN--Senior Vice President and General Counsel since 1998; Self-employed from 1997 to 1998; prior to 1997 Senior Vice President and General Counsel, Kidder & Peabody Group, Inc. Age 55.

NEIL A. McGUINNESS--Senior Vice President, Individual Financial Services, since 1996; Director, Putnam Investments, in 1996; prior to 1996, President, Fidelity Investment Employer Services Company. Age 52.

PRISCILLA A. MYERS--Senior Vice President, Demutualization, since 1998; Senior Vice President and Auditor from 1995 to 1998; prior to 1995, Vice President and Auditor. Age 48.

I. EDWARD PRICE--Senior Vice President, Individual Financial Services, since 1996; Senior Vice President and Actuary from 1995 to 1996; prior to 1995, Chief Executive Officer, Prudential International Insurance. Age 56.

ROBERT J. SULLIVAN--Senior Vice President, Individual Financial Services, since 1997; prior to 1997, Managing Director, Fidelity Investments. Age 60.

SUSAN J. BLOUNT--Vice President and Secretary since 1995; prior to 1995, Assistant General Counsel. Age 41.

C. EDWARD CHAPLIN--Vice President and Treasurer since 1995; prior to 1995, Managing Director and Assistant Treasurer. Age 41.

ANTHONY S. PISZEL--Vice President and Controller since 1998; Vice President, Enterprise Financial Management from 1997 to 1998; prior to 1997, Chief Financial Officer, Individual Insurance Group. Age 44.


Prudential officers are elected annually.

PRUDENTIAL'S
VARIABLE APPRECIABLE LIFE (R)
INSURANCE

VARIABLE APPRECIABLE LIFE(R) is issued by The Prudential Insurance Company of America and offered through Pruco Securities Corporation, a subsidiary of Prudential, both located at 751 Broad Street, Newark, NJ 07102-3777. APPRECIABLE LIFE is a registered mark of Prudential.


[LOGO] PRUDENTIAL


The Prudential Insurance Company of America
751 Broad Street, Newark, NJ 07102-3777
Telephone 800 778-2255

PVAL-1 Ed. 5/99 CAT# 646960S


                                                      FINANCIAL STATEMENTS OF
                                             THE VARIABLE APPRECIABLE LIFE SUBACCOUNTS
                                                         OF THE PRUDENTIAL
                                                   VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 1998


                                                                                     SUBACCOUNTS
                                                 ----------------------------------------------------------------------------------

                                                      MONEY         DIVERSIFIED                        FLEXIBLE       CONSERVATIVE
                                                     MARKET            BOND            EQUITY           MANAGED         BALANCED
                                                    PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                 --------------   --------------   --------------   --------------   --------------
ASSETS
  Investment in The Prudential Series Fund, Inc.
    Portfolios at net asset value [Note 3] ..... $  112,731,079   $  147,114,992   $1,516,736,886   $1,460,736,333   $1,126,162,749
                                                 --------------   --------------   --------------   --------------   --------------
  Net Assets ................................... $  112,731,079   $  147,114,992   $1,516,736,886   $1,460,736,333   $1,126,162,749
                                                 ==============   ==============   ==============   ==============   ==============

NET ASSETS, representing:
  Equity of contract owners .................... $  112,731,079   $  147,114,992   $1,516,736,886   $1,460,736,333   $1,126,162,749
                                                 --------------   --------------   --------------   --------------   --------------
                                                 $  112,731,079   $  147,114,992   $1,516,736,886   $1,460,736,333   $1,126,162,749
                                                 ==============   ==============   ==============   ==============   ==============

                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A16 THROUGH A23

                                                                 A1

                                                SUBACCOUNTS (CONTINUED)
 --------------------------------------------------------------------------------------------------------------------
 ZERO COUPON       HIGH                                                                                   ZERO COUPON
    BOND           YIELD          STOCK         EQUITY         NATURAL                     GOVERNMENT         BOND
    2000           BOND           INDEX          INCOME       RESOURCES        GLOBAL        INCOME           2005
  PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------

$ 19,961,108   $ 92,745,342   $845,861,223   $454,271,316   $100,784,964   $142,307,176   $ 82,088,176   $ 27,213,641
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
$ 19,961,108   $ 92,745,342   $845,861,223   $454,271,316   $100,784,964   $142,307,176   $ 82,088,176   $ 27,213,641
============   ============   ============   ============   ============   ============   ============   ============


$ 19,961,108   $ 92,745,342   $845,861,223   $454,271,316   $100,784,964   $142,307,176   $ 82,088,176   $ 27,213,641
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
$ 19,961,108   $ 92,745,342   $845,861,223   $454,271,316   $100,784,964   $142,307,176   $ 82,088,176   $ 27,213,641
============   ============   ============   ============   ============   ============   ============   ============

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A16 THROUGH A23

                                       A2


                                                      FINANCIAL STATEMENTS OF
                                             THE VARIABLE APPRECIABLE LIFE SUBACCOUNTS
                                                         OF THE PRUDENTIAL
                                                   VARIABLE APPRECIABLE ACCOUNT
STATEMENTS OF NET ASSETS
December 31, 1998

                                                           SUBACCOUNTS
                                                 -------------------------------
                                                                      SMALL
                                                    PRUDENTIAL    CAPITALIZATION
                                                     JENNISON         STOCK
                                                    PORTFOLIO      PORTFOLIO
                                                 --------------   --------------
ASSETS
Investment in The Prudential Series Fund, Inc. .
  Portfolios at net asset value [Note 3] ....... $  203,957,589   $  100,578,460
                                                 --------------   --------------
   Net Assets .................................. $  203,957,589   $  100,578,460
                                                 ==============   ==============

 NET ASSETS, representing:
   Equity of contract owners ................... $  203,957,589   $  100,578,460
                                                 --------------   --------------
                                                 $  203,957,589   $  100,578,460
                                                 ==============   ==============

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A16 THROUGH A23

                                       A3

                                                      FINANCIAL STATEMENTS OF
                                             THE VARIABLE APPRECIABLE LIFE SUBACCOUNTS
                                                         OF THE PRUDENTIAL
                                                   VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF OPERATIONS
For the years ended December 31, 1998, 1997 and 1996

                                                                                     SUBACCOUNTS
                                                 ----------------------------------------------------------------------------------

                                                               MONEY MARKET                             DIVERSIFIED BOND
                                                                 PORTFOLIO                                  PORTFOLIO
                                                 ----------------------------------------------------------------------------------
                                                     1998          1997          1996           1998          1997          1996
                                                 ------------  ------------  ------------   ------------  ------------  -----------
INVESTMENT INCOME
  Dividend income ............................   $  5,267,889  $  5,094,912  $  4,689,159   $  8,588,103  $  9,043,537  $ 7,158,122
                                                 ------------  ------------  ------------   ------------  ------------  -----------
EXPENSES
  Charges to contract owners for assuming
    mortality risk and expense risk [Note 5A]         702,791       661,235       630,761        977,226       866,520      769,815
  Reimbursement for excess expenses [Note 5D]               0             0             0              0             0            0
                                                 ------------  ------------  ------------   ------------  ------------  -----------
NET EXPENSES .................................        702,791       661,235       630,761        977,226       866,520      769,815
                                                 ------------  ------------  ------------   ------------  ------------  -----------
NET INVESTMENT INCOME (LOSS) .................      4,565,098     4,433,677     4,058,398      7,610,877     8,177,017    6,388,307
                                                 ------------  ------------  ------------   ------------  ------------  -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Capital gains distributions received .......              0             0             0        492,608     1,452,476            0
  Realized gain (loss) on shares redeemed ....              0             0             0        107,984       107,543       19,658
  Net change in unrealized gain (loss) on
    investments ..............................              0             0             0        242,854      (702,474)  (2,104,541)
                                                 ------------  ------------  ------------   ------------  ------------  -----------
NET GAIN (LOSS) ON INVESTMENTS ...............              0             0             0        843,446       857,545   (2,084,883)
                                                 ------------  ------------  ------------   ------------  ------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ..................   $  4,565,098  $  4,433,677  $  4,058,398   $  8,454,323   $ 9,034,562  $ 4,303,424
                                                 ============  ============  ============   ============  ============  ===========

                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A16 THROUGH A23

                                                                 A4

                                                         SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------
                 EQUITY                                    FLEXIBLE MANAGED                            CONSERVATIVE BALANCED
                PORTFOLIO                                       PORTFOLIO                                     PORTFOLIO
----------------------------------------   ----------------------------------------   ----------------------------------------
    1998          1997          1996           1998          1997          1996           1998         1997           1996
------------  ------------  ------------   ------------  ------------  ------------   ------------  ------------  ------------

$ 27,312,284  $ 28,870,327  $ 23,448,572   $ 46,336,137  $ 38,256,221  $ 32,750,578   $ 46,034,230  $ 45,612,319  $ 35,574,962
------------  ------------  ------------   ------------  ------------  ------------   ------------  ------------  ------------



  10,647,094     8,895,624     6,600,231     10,109,863     8,970,935     7,402,644      7,958,450     7,210,074     6,248,856
           0             0             0              0             0             0              0             0             0
------------  ------------  ------------   ------------  ------------  ------------   ------------  ------------  ------------

  10,647,094     8,895,624     6,600,231     10,109,863     8,970,935     7,402,644      7,958,450     7,210,074     6,248,856
------------  ------------  ------------   ------------  ------------  ------------   ------------  ------------  ------------

  16,665,190    19,974,703    16,848,341     36,226,274    29,285,286    25,347,934     38,075,780    38,402,245    29,326,106
------------  ------------  ------------   ------------  ------------  ------------   ------------  ------------  ------------


 165,422,738    73,183,544    92,436,486    147,043,667   201,042,079   106,224,518     65,867,708   110,154,176    55,843,548
  14,951,173     7,311,176       755,380      2,295,592     3,097,268       487,657      1,526,727     2,680,112       627,498
 (78,932,919)  158,043,072    41,805,447    (58,722,618)  (37,001,732)   (5,082,172)     6,236,915   (36,006,094)   10,273,250
------------  ------------  ------------   ------------  ------------  ------------   ------------  ------------  ------------

 101,440,992   238,537,792   134,997,313     90,616,641   167,137,615   101,630,003     73,631,350    76,828,194    66,744,296
------------  ------------  ------------   ------------  ------------  ------------   ------------  ------------  ------------

$118,106,182  $258,512,495  $151,845,654   $126,842,915  $196,422,901  $126,977,937   $111,707,130  $115,230,439  $ 96,070,402
============  ============  ============   ============  ============  ============   ============  ============  ============

                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A16 THROUGH A23

                                                                 A5

                                                      FINANCIAL STATEMENTS OF
                                             THE VARIABLE APPRECIABLE LIFE SUBACCOUNTS
                                                         OF THE PRUDENTIAL
                                                   VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF OPERATIONS
For the years ended December 31, 1998, 1997 and 1996

                                                                                      SUBACCOUNTS
                                                 ----------------------------------------------------------------------------------

                                                           ZERO COUPON BOND 2000                        HIGH YIELD BOND
                                                                 PORTFOLIO                                  PORTFOLIO
                                                 ----------------------------------------------------------------------------------
                                                     1998          1997          1996           1998          1997          1996
                                                 ------------  ------------  ------------   ------------  ------------  -----------
INVESTMENT INCOME
   Dividend income.............................  $    990,142  $  1,012,102  $    835,394   $  9,308,036  $  8,213,223  $ 7,376,933
                                                 ------------  ------------  ------------   ------------  ------------  -----------
 EXPENSES
   Charges to contract owners for assuming
     mortality risk and expense risk [Note 5A].       144,233       141,029       143,233        697,446       618,514      532,324
   Reimbursement for excess expenses [Note 5D].       (44,243)      (53,201)      (23,005)             0             0            0
                                                 ------------  ------------  ------------   ------------  ------------  -----------
 NET EXPENSES..................................        99,990        87,828       120,228        697,446       618,514      532,324
                                                 ------------  ------------  ------------   ------------  ------------  -----------
 NET INVESTMENT INCOME (LOSS)..................       890,152       924,274       715,166      8,610,590     7,594,709    6,844,609
                                                 ------------  ------------  ------------   ------------  ------------  -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
   Capital gains distributions received........       267,168       804,923             0              0             0            0
   Realized gain (loss) on shares redeemed.....        60,617        46,554        27,409       (243,731)      311,580       20,787
   Net change in unrealized gain (loss) on
investments....................................       153,354      (497,282)     (556,648)   (11,461,047)    2,620,272      581,780
                                                 ------------  ------------  ------------   ------------  ------------  -----------
 NET GAIN (LOSS) ON INVESTMENTS................       481,139       354,195      (529,239)   (11,704,778)    2,931,852      602,567
                                                 ------------  ------------  ------------   ------------  ------------  -----------
 NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS....................  $  1,371,291  $  1,278,469  $    185,927   $ (3,094,188) $ 10,526,561   $7,447,176
                                                 ============  ============  ============   ============  ============  ===========

                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A16 THROUGH A23

                                                                 A6

                                                    SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------
               STOCK INDEX                             EQUITY INCOME                             NATURAL RESOURCES
                PORTFOLIO                                 PORTFOLIO                                  PORTFOLIO
----------------------------------------   ----------------------------------------   ----------------------------------------
    1998          1997          1996           1998          1997          1996           1998         1997           1996
------------  ------------  ------------   ------------  ------------  ------------   ------------  ------------  ------------
$  9,059,895  $  8,102,242  $  6,724,618   $ 12,342,267  $  9,608,504  $  9,118,093   $    975,725  $    757,192  $    877,698
------------  ------------  ------------   ------------  ------------  ------------   ------------  ------------  ------------


   5,175,364     3,790,129     2,544,825      3,262,956     2,532,105     1,767,583        851,287     1,079,034       909,008
           0             0             0              0             0             0              0             0       (16,487)
------------  ------------  ------------   ------------  ------------  ------------   ------------  ------------  ------------
   5,175,364     3,790,129     2,544,825      3,262,956     2,532,105     1,767,583        851,287     1,079,034       892,521
------------  ------------  ------------   ------------  ------------  ------------   ------------  ------------  ------------

   3,884,531     4,312,113     4,179,793      9,079,311     7,076,399     7,350,510        124,438      (321,842)      (14,823)
------------  ------------  ------------   ------------  ------------  ------------   ------------  ------------  ------------

  12,847,130    17,197,911     4,749,836     27,501,162    39,390,070     9,133,917      6,263,457    16,426,552    17,021,108
   6,237,945     6,786,808       263,052        (99,580)    3,982,449       171,030     (1,250,821)    1,240,093       341,761
 153,992,331   113,415,557    61,075,735    (52,611,025)   59,248,683    32,816,172    (26,817,989)  (35,487,893)   13,941,557
------------  ------------  ------------   ------------  ------------  ------------   ------------  ------------  ------------

 173,077,406   137,400,276    66,088,623    (25,209,443)  102,621,202    42,121,119    (21,805,353)  (17,821,248)   31,304,426
------------  ------------  ------------   ------------  ------------  ------------   ------------  ------------  ------------

$176,961,937  $141,712,389  $ 70,268,416   $(16,130,132) $109,697,601  $ 49,471,629   $(21,680,915) $(18,143,090) $ 31,289,603
============  ============  ============   ============  ============  ============   ============  ============  ============


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A16 THROUGH A23

                                                                 A7

                                                       FINANCIAL STATEMENTS OF
                                              THE VARIABLE APPRECIABLE LIFE SUBACCOUNTS
                                                          OF THE PRUDENTIAL
                                                    VARIABLE APPRECIABLE ACCOUNT
STATEMENTS OF OPERATIONS
For the years ended December 31, 1998, 1997 and 1996


                                                                                      SUBACCOUNTS
                                                 ----------------------------------------------------------------------------------

                                                                   GLOBAL                              GOVERNMENT INCOME
                                                                 PORTFOLIO                                 PORTFOLIO
                                                 ----------------------------------------------------------------------------------
                                                     1998          1997          1996           1998          1997          1996
                                                 ------------  ------------  ------------   ------------  ------------  -----------
INVESTMENT INCOME
   Dividend income............................   $  1,738,704  $  1,281,804  $  1,778,642   $  4,520,286  $  4,704,795  $ 4,676,803
                                                 ------------  ------------  ------------   ------------  ------------  -----------
 EXPENSES
   Charges to contract owners for assuming
     mortality risk and expense risk [Note 5A]        843,008       686,676       446,499        560,752       515,147      519,382
   Reimbursement for excess expenses [Note 5D]              0             0             0              0             0            0
                                                 ------------  ------------  ------------   ------------  ------------  -----------
 NET EXPENSES.................................        843,008       686,676       446,499        560,752       515,147      519,382
                                                 ------------  ------------  ------------   ------------  ------------  -----------
 NET INVESTMENT INCOME (LOSS).................        895,696       595,128     1,332,143      3,959,534     4,189,648    4,157,421
                                                 ------------  ------------  ------------   ------------  ------------  -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
   Capital gains distributions received.......      5,918,263     5,120,114     1,298,584              0             0            0
   Realized gain (loss) on shares redeemed....      1,375,609       309,311        16,670        289,366        44,975       22,685
   Net change in unrealized gain (loss) on
     investments..............................     18,668,316      (917,843)    9,125,406      1,952,252     1,925,166   (3,090,993)
                                                 ------------  ------------  ------------   ------------  ------------  -----------
NET GAIN (LOSS) ON INVESTMENTS................     25,962,188     4,511,582    10,440,660      2,241,618     1,970,141   (3,068,308)
                                                 ------------  ------------  ------------   ------------  ------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS...................   $ 26,857,884  $  5,106,710  $ 11,772,803   $  6,201,152  $  6,159,789  $ 1,089,113
                                                 ============  ============  ============   ============  ============  ===========

                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A16 THROUGH A23

                                                                 A8

                                                   SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------

          ZERO COUPON BOND 2005                      PRUDENTIAL JENNISON                    SMALL CAPITALIZATION STOCK
                PORTFOLIO                                 PORTFOLIO                                 PORTFOLIO
-----------------------------------------   ----------------------------------------   ---------------------------------------
    1998          1997          1996           1998          1997          1996           1998         1997           1996
------------  ------------  ------------   ------------  ------------  ------------   ------------  ------------  ------------
$  1,296,279  $  1,246,707  $  1,123,279   $    298,391  $    157,623  $     64,455   $    528,189  $    330,650  $   153,825
------------  ------------  ------------   ------------  ------------  ------------   ------------  ------------  ------------


     174,202       152,442       147,863        933,952       439,584       149,932        578,299       320,322       100,546
     (55,172)      (73,169)      (27,318)             0             0             0              0             0             0
------------  ------------  ------------   ------------  ------------  ------------   ------------  ------------  ------------

     119,030        79,273       120,545        933,952       439,584       149,932        578,299       320,322       100,546
------------  ------------  ------------   ------------  ------------  ------------   ------------  ------------  ------------

   1,177,249     1,167,434     1,002,734       (635,561)     (281,961)      (85,477)       (50,110)       10,328        53,279
------------  ------------  ------------   ------------  ------------  ------------   ------------  ------------  ------------



      29,253       489,749       246,221      2,902,977     5,052,341             0      5,935,686     4,897,323       489,855
     164,197        71,812           290        453,639       525,215             0       (102,881)       46,921        (7,039)
   1,406,685       526,125    (1,505,763)    42,669,927    10,743,964     3,012,624     (7,230,189)    5,112,289     2,049,209
------------  ------------  ------------   ------------  ------------  ------------   ------------  ------------  ------------

   1,600,135     1,087,686    (1,259,252)    46,026,543    16,321,520     3,012,624     (1,397,384)   10,056,533     2,532,025
------------  ------------  ------------   ------------  ------------  ------------   ------------  ------------  ------------

$  2,777,384  $  2,255,120  $   (256,518)  $ 45,390,982  $ 16,039,559  $  2,927,147   $ (1,447,494) $ 10,066,861    $2,585,304
============  ============  ============   ============  ============  ============   ============  ============  ============

                                   SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A16 THROUGH A23

                                                               A9

                                                       FINANCIAL STATEMENTS OF
                                              THE VARIABLE APPRECIABLE LIFE SUBACCOUNTS
                                                          OF THE PRUDENTIAL
                                                    VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 1998,  1997 and 1996

                                                                                    SUBACCOUNTS
                                                ----------------------------------------------------------------------------------
                                                                  MONEY                                   DIVERSIFIED
                                                                  MARKET                                     BOND
                                                                PORTFOLIO                                  PORTFOLIO
                                                ----------------------------------------------------------------------------------
                                                    1998          1997          1996          1998          1997          1996
                                                ------------  ------------  ------------  ------------  ------------  ------------
OPERATIONS
  Net investment income (loss)...............   $  4,565,098  $  4,433,677  $  4,058,398  $  7,610,877  $  8,177,017  $  6,388,307
  Capital gains distributions received.......              0             0             0       492,608     1,452,476             0
  Realized gain (loss) on shares redeemed....              0             0             0       107,984       107,543        19,658
  Net change in unrealized gain (loss) on
    investments..............................              0             0             0       242,854      (702,474)   (2,104,541)
                                                ------------  ------------  ------------  ------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS..................      4,565,098     4,433,677    4,058,398      8,454,323     9,034,562     4,303,424
                                                ------------  ------------  ------------  ------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS
  [Note 7]...................................     14,916,149    (6,936,043)      768,830     9,523,399     3,856,643    10,268,006
                                                ------------  ------------  ------------  ------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RETAINED IN THE ACCOUNT
  [Note 8]...................................     (1,854,444)     (147,721)    1,422,930        15,863      (196,475)     (142,209)
                                                ------------  ------------  ------------  ------------  ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS......     17,626,803    (2,650,087)    6,250,158    17,993,585    12,694,730    14,429,221

NET ASSETS
  Beginning of year..........................     95,104,276    97,754,363    91,504,205   129,121,407   116,426,677   101,997,456
                                                ------------  ------------  ------------  ------------  ------------  ------------
  End of year................................   $112,731,079  $ 95,104,276  $ 97,754,363  $147,114,992  $129,121,407  $116,426,677
                                                ============  ============  ============  ============  ============  ============

                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A16 THROUGH A23

                                                                 A10

                                           SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------
                                                                            FLEXIBLE
                        EQUITY                                              MANAGED
                      PORTFOLIO                                             PORTFOLIO
---------------------------------------------------    ----------------------------------------------------
      1998              1997              1996               1998              1997               1996
---------------   ---------------   ---------------    ---------------   ---------------    ---------------
$    16,665,190   $    19,974,703   $    16,848,341    $    36,226,274   $    29,285,286    $    25,347,934
    165,422,738        73,183,544        92,436,486        147,043,667       201,042,079        106,224,518
     14,951,173         7,311,176           755,380          2,295,592         3,097,268            487,657

    (78,932,919)      158,043,072        41,805,447        (58,722,618)      (37,001,732)        (5,082,172)
---------------   ---------------   ---------------    ---------------   ---------------    ---------------

    118,106,182       258,512,495       151,845,654        126,842,915       196,422,901        126,977,937
---------------   ---------------   ---------------    ---------------   ---------------    ---------------



     25,056,926        55,194,557       116,044,081        (15,176,695)       15,507,613         57,031,152
---------------   ---------------   ---------------    ---------------   ---------------    ---------------



       (134,891)       (1,730,961)       (2,717,850)          (115,363)         (332,076)        (1,594,508)
---------------   ---------------   ---------------    ---------------   ---------------    ---------------
    143,028,217       311,976,091       265,171,885        111,550,857       211,598,438        182,414,581


  1,373,708,669     1,061,732,578       796,560,693      1,349,185,476     1,137,587,038        955,172,457
---------------   ---------------   ---------------    ---------------   ---------------    ---------------
$ 1,516,736,886   $ 1,373,708,669   $ 1,061,732,578    $ 1,460,736,333   $ 1,349,185,476    $ 1,137,587,038
===============   ===============   ===============    ===============   ===============    ===============


                       CONSERVATIVE
                        BALANCED
                       PORTFOLIO
-----------------------------------------------------
    1998                 1997             1996
---------------    ---------------   ---------------

$    38,075,780    $    38,402,245   $    29,326,106
     65,867,708        110,154,176        55,843,548
      1,526,727          2,680,112           627,498

      6,236,915        (36,006,094)       10,273,250
---------------    ---------------   ---------------

    111,707,130        115,230,439        96,070,402
---------------    ---------------   ---------------



    (13,835,007)        (5,484,215)       36,970,919
---------------    ---------------   ---------------



        (57,837)            98,440        (1,143,063)
---------------    ---------------   ---------------
     97,814,286        109,844,664       131,898,258


  1,028,348,463        918,503,799       786,605,541
---------------    ---------------   ---------------
$ 1,126,162,749    $ 1,028,348,463   $   918,503,799
===============    ===============   ===============

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A16 THROUGH A23

                                       A11

                                                       FINANCIAL STATEMENTS OF
                                              THE VARIABLE APPRECIABLE LIFE SUBACCOUNTS
                                                          OF THE PRUDENTIAL
                                                    VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 1998,  1997 and 1996

                                                                                    SUBACCOUNTS
                                                 ----------------------------------------------------------------------------------

                                                                ZERO COUPON                                HIGH YIELD
                                                                 BOND 2000                                    BOND
                                                                 PORTFOLIO                                  PORTFOLIO
                                                 ----------------------------------------------------------------------------------
                                                     1998          1997          1996           1998          1997          1996
                                                 ------------  ------------  ------------   ------------  ------------  -----------
OPERATIONS
  Net investment income (loss)................   $    890,152  $    924,274  $   715,166    $  8,610,590  $  7,594,709  $ 6,844,609
  Capital gains distributions received........        267,168       804,923             0              0             0            0
  Realized gain (loss) on shares redeemed.....         60,617        46,554        27,409       (243,731)      311,580       20,787
  Net change in unrealized gain (loss) on
    investments...............................        153,354      (497,282)     (556,648)   (11,461,047)    2,620,272      581,780
                                                 ------------  ------------  ------------   ------------  ------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS...................      1,371,291     1,278,469       185,927     (3,094,188)   10,526,561    7,447,176
                                                 ------------  ------------  ------------   ------------  ------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS
  [Note 7]....................................     (1,283,829)   (1,405,154)     (613,550)     4,214,068       374,682    5,326,899
                                                 ------------  ------------  ------------   ------------  ------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS
  RETAINED IN THE ACCOUNT [Note 8]............         (8,240)      (63,959)       33,778        (42,474)     (110,168)      52,425
                                                 ------------  ------------  ------------   ------------  ------------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS.......         79,222      (190,644)     (393,845)     1,077,406    10,791,075   12,826,500

NET ASSETS
  Beginning of year...........................     19,881,886    20,072,530    20,466,375     91,667,936    80,876,861   68,050,361
                                                 ------------  ------------  ------------   ------------  ------------  -----------
  End of year.................................   $ 19,961,108  $ 19,881,886  $ 20,072,530   $ 92,745,342  $ 91,667,936  $80,876,861
                                                 ============  ============  ============   ============  ============  ===========

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A16 THROUGH A23

                                       A12

                                                      SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------
                   STOCK                                       EQUITY                                      NATURAL
                   INDEX                                       INCOME                                     RESOURCES
                 PORTFOLIO                                   PORTFOLIO                                    PORTFOLIO
-----------------------------------------   ----------------------------------------   ---------------------------------------
    1998          1997          1996           1998          1997          1996           1998         1997           1996
------------  ------------  ------------   ------------  ------------  ------------   ------------  ------------  ------------
$  3,884,531  $  4,312,113  $  4,179,793   $  9,079,311  $  7,076,399  $  7,350,510   $    124,438  $   (321,842) $    (14,823)
  12,847,130    17,197,911     4,749,836     27,501,162    39,390,070     9,133,917      6,263,457    16,426,552    17,021,108
   6,237,946     6,786,808       263,052        (99,580)    3,982,449       171,030     (1,250,821)    1,240,093       341,761

 153,992,330   113,415,557    61,075,735    (52,611,025)   59,248,683    32,816,172    (26,817,989)  (35,487,893)   13,941,557
------------  ------------  ------------   ------------  ------------  ------------   ------------  ------------  ------------

 176,961,937   141,712,389    70,268,416    (16,130,132)  109,697,601    49,471,629    (21,680,915)  (18,143,090)   31,289,603
------------  ------------  ------------   ------------  ------------  ------------   ------------  ------------  ------------



  46,615,330    58,525,779    55,125,681     29,232,315    36,671,034    23,125,635     (8,089,480)    2,933,126    13,900,701
------------  ------------  ------------   ------------  ------------  ------------   ------------  ------------  ------------



     111,800      (910,143)       82,144        139,884      (393,762)     (711,051)       (97,825)     (148,013)     (277,180)
------------  ------------  ------------   ------------  ------------  ------------   ------------  ------------  ------------

 223,689,067   199,328,025   125,476,241     13,242,067   145,974,873    71,886,213    (29,868,220)  (15,357,977)   44,913,124


 622,172,156   422,844,131   297,367,890    441,029,249   295,054,376   223,168,163    130,653,184   146,011,161   101,098,037
------------  ------------  ------------   ------------  ------------  ------------   ------------  ------------  ------------
$845,861,223  $622,172,156  $422,844,131   $454,271,316  $441,029,249  $295,054,376   $100,784,964  $130,653,184  $146,011,161
============  ============  ============   ============  ============  ============   ============  ============  ============

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A16 THROUGH A23

                                       A13

                                                    FINANCIAL STATEMENTS OF
                                           THE VARIABLE APPRECIABLE LIFE SUBACCOUNTS
                                                       OF THE PRUDENTIAL
                                                  VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 1998, 1997 and 1996

                                                                                     SUBACCOUNTS
                                                 ----------------------------------------------------------------------------------
                                                                                                           GOVERNMENT
                                                                  GLOBAL                                     INCOME
                                                                 PORTFOLIO                                  PORTFOLIO
                                                 ----------------------------------------------------------------------------------
                                                     1998          1997          1996           1998          1997          1996
                                                 ------------  ------------  ------------   ------------  ------------  -----------
OPERATIONS
  Net investment income (loss)................  $     895,696  $    595,128  $  1,332,143   $  3,959,534  $  4,189,648  $ 4,157,421
  Capital gains distributions received........      5,918,263     5,120,114     1,298,584              0             0            0
  Realized gain (loss) on shares redeemed.....      1,375,609       309,311        16,670        289,366        44,975       22,685
  Net change in unrealized gain (loss) on
    investments...............................     18,668,316      (917,843)    9,125,406      1,952,252     1,925,166   (3,090,993)
                                                 ------------  ------------  ------------   ------------  ------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS...................     26,857,884     5,106,710    11,772,803      6,201,152     6,159,789    1,089,113
                                                 ------------  ------------  ------------   ------------  ------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS [Note 7]......      7,049,239    17,556,139    24,827,377      1,634,315    (4,821,038)  (1,166,024)
                                                 ------------  ------------  ------------   ------------  ------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS
  RETAINED IN THE ACCOUNT [Note 8]............       (110,095)     (317,463)     (137,878)        (9,785)     (923,259)     788,406
                                                 ------------  ------------  ------------   ------------  ------------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS.......     33,797,028    22,345,386    36,462,302      7,825,682       415,492      711,495

NET ASSETS
   Beginning of year..........................    108,510,148    86,164,762    49,702,460     74,262,494    73,847,002   73,135,507
                                                 ------------  ------------  ------------   ------------  ------------  -----------
   End of year................................   $142,307,176  $108,510,148  $ 86,164,762   $ 82,088,176  $ 74,262,494  $73,847,002
                                                 ============  ============  ============   ============  ============  ===========

                                   SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A16 THROUGH A23

                                                              A14

                                                     SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------
                ZERO COUPON                                  PRUDENTIAL                             SMALL CAPITALIZATION
                 BOND 2005                                    JENNISON                                      STOCK
                 PORTFOLIO                                   PORTFOLIO                                    PORTFOLIO
 -----------------------------------------   ----------------------------------------   -------------------------------------
    1998          1997          1996           1998          1997          1996           1998         1997           1996
------------  ------------  ------------   ------------  ------------  ------------   ------------  ------------  -----------
$  1,177,249  $  1,167,434  $  1,002,734   $   (635,561) $   (281,961) $    (85,477)  $    (50,110) $     10,328  $     53,279
      29,253       489,749       246,221      2,902,977     5,052,341             0      5,935,686     4,897,323       489,855
     164,197        71,812           290        453,639       525,215             0       (102,881)       46,921        (7,039)

   1,406,685       526,125    (1,505,763)    42,669,927    10,743,964     3,012,624     (7,230,189)    5,112,289     2,049,209
------------  ------------  ------------   ------------  ------------  ------------   ------------  ------------  ------------

   2,777,384     2,255,120      (256,518)    45,390,982    16,039,559     2,927,147     (1,447,494)   10,066,861     2,585,304
------------  ------------  ------------   ------------  ------------  ------------   ------------  ------------  ------------



   1,198,605    (1,177,300)    1,428,479     67,125,943    34,918,336    30,275,275     26,760,022    37,146,522    20,015,548
------------  ------------  ------------   ------------  ------------  ------------   ------------  ------------  ------------



     (11,329)     (648,770)      484,066          9,553      (773,643)      385,656       (201,407)     (151,200)      (22,002)
------------  ------------  ------------   ------------  ------------  ------------   ------------  ------------  ------------
   3,964,660       429,050     1,656,027    112,526,478    50,184,252    33,588,078     25,111,121    47,062,183    22,578,850


  23,248,981    22,819,931    21,163,904     91,431,111    41,246,859     7,658,781     75,467,339    28,405,156     5,826,306
------------  ------------  ------------   ------------  ------------  ------------   ------------  ------------  ------------
$ 27,213,641  $ 23,248,981  $ 22,819,931   $203,957,589  $ 91,431,111  $ 41,246,859   $100,578,460  $ 75,467,339  $ 28,405,156
============  ============  ============   ============  ============  ============   ============  ============  ============

                                   SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A16 THROUGH A23

                                                              A15

                        NOTES TO FINANCIAL STATEMENTS OF
                    THE VARIABLE APPRECIABLE LIFE SUBACCOUNTS
                                OF THE PRUDENTIAL
                          VARIABLE APPRECIABLE ACCOUNT
                                December 31, 1998


NOTE 1:  GENERAL

         The Prudential Variable Appreciable Account (the "Account") of The Prudential Insurance Company of America ("Prudential") was established on August 11, 1987 by a resolution of Prudential's Board of Directors in conformity with insurance laws of the State of New Jersey. The assets of the Account are segregated from Prudential's other assets. Proceeds from the purchases of Prudential Variable Appreciable Life ("PVAL") and Prudential Survivorship Preferred ("SVUL") contracts are invested in the Account.

         The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. There are fifteen subaccounts within the Account available to PVAL and SVUL contract owners, each of which invests only in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"). The Series Fund is a diversified open-end management investment company, and is managed by Prudential.

NOTE 2:  SIGNIFICANT ACCOUNTING POLICIES

         The accompanying financial statements are prepared in conformity with generally accepted accounting principles ("GAAP"). The preparation of the financial statements, in conformity with GAAP, requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

         Investments -- The investments in shares of the Series Fund are stated at the net asset value of the respective portfolio.

         Security Transactions -- Realized gains and losses on security transactions are reported on an average cost basis. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

         Distributions Received -- Dividend and capital gain distributions received are reinvested in additional shares of the Series Fund and are recorded on the ex-dividend date.



                                      A16

NOTE 3:  INVESTMENT INFORMATION FOR THE PRUDENTIAL SERIES FUND, INC. PORTFOLIOS

         The net asset value per share (rounded) for each portfolio of the Series Fund, the number of shares of each portfolio held by the subaccounts and the aggregate cost of investments in such shares at December 31, 1998 were as follows:

                                                                                    PORTFOLIOS
                                                ----------------------------------------------------------------------------------
                                                    MONEY          DIVERSIFIED                         FLEXIBLE      CONSERVATIVE
                                                    MARKET            BOND            EQUITY           MANAGED         BALANCED
                                                --------------   --------------   --------------   --------------   --------------
         Number of shares:                          11,273,108       13,300,129       51,177,484       88,204,668       74,676,455
         Net asset value per share (rounded):   $        10.00   $        11.06   $        29.64   $        16.56   $        15.08
         Cost:                                  $  112,731,079   $  145,740,364   $1,245,561,920   $1,470,353,555   $1,105,257,789


                                                                              PORTFOLIOS (CONTINUED)
                                                ----------------------------------------------------------------------------------
                                                     ZERO
                                                    COUPON            HIGH
                                                     BOND             YIELD            STOCK           EQUITY         NATURAL
                                                     2000             BOND             INDEX           INCOME         RESOURCES
                                                --------------   --------------   --------------   --------------   --------------

         Number of shares:                           1,567,216       12,867,179       22,412,857       22,676,693        8,410,339
         Net asset value per share (rounded):   $        12.74   $         7.21   $        37.74   $        20.03   $        11.98
         Cost:                                  $   19,800,887   $  102,198,960   $  432,406,040   $  398,053,240   $  131,521,429


                                                                              PORTFOLIOS (CONTINUED)
                                                ----------------------------------------------------------------------------------
                                                                                       ZERO
                                                                                      COUPON                            SMALL
                                                                   GOVERNMENT          BOND          PRUDENTIAL     CAPITALIZATION
                                                    GLOBAL           INCOME            2005           JENNISON          STOCK
                                                --------------   --------------   --------------   --------------   --------------
         Number of shares:                           6,726,280        6,915,245        2,024,737        8,531,342        6,837,133
         Net asset value per share (rounded):   $        21.16   $        11.87   $        13.44   $        23.91   $        14.71
         Cost:                                  $  112,640,398   $   78,556,515   $   24,500,695   $  147,249,669   $  100,465,342

NOTE 4:  CONTRACT OWNER UNIT INFORMATION

         Outstanding contract owner units, unit values and total value of contract owner equity at December 31, 1998 were as follows:

                                                                                    SUBACCOUNTS
                                                  ------------------------------------------------------------------------------
                                                      MONEY         DIVERSIFIED                     FLEXIBLE       CONSERVATIVE
                                                      MARKET            BOND         EQUITY          MANAGED        BALANCED
                                                    PORTFOLIO        PORTFOLIO      PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                  --------------  --------------  --------------  --------------  --------------
         Contract Owner Units Outstanding (PVAL)      43,275,555      40,203,520     196,836,394     266,548,472     215,680,064
         Unit Value (PVAL) .....................  $      1.66471  $      2.31632  $      4.66450  $      3.37370  $      2.83251
                                                  --------------  --------------  --------------  --------------  --------------
         Contract Owner Equity (PVAL) ..........  $   72,041,250  $   93,124,216  $  918,143,358  $  899,254,580  $  610,915,939
                                                  --------------  --------------  --------------  --------------  --------------

         Contract Owner Units Outstanding
           (PVAL $100,000+ face) ...............      18,469,132      23,157,212     130,171,874     170,317,986     186,242,003
         Unit Value (PVAL $100,000+ face) ......  $      1.61689  $      2.24914  $      4.53028  $      3.27632  $      2.75065
                                                  --------------  --------------  --------------  --------------  --------------
         Contract Owner Equity (PVAL
           $100,000+ face) .....................  $   29,862,556  $   52,083,812  $  589,715,035  $  558,016,223  $  512,286,566
                                                  --------------  --------------  --------------  --------------  --------------

         Contract Owner Units Outstanding (SVUL)       9,533,065       1,604,230       5,533,875       2,370,679       2,109,337
         Unit Value (SVUL) .....................  $      1.13576  $      1.18871  $      1.60439  $      1.46183        $1.40340
                                                  --------------  --------------  --------------  --------------  --------------
         Contract Owner Equity (SVUL) ..........  $   10,827,273  $    1,906,964  $    8,878,493  $    3,465,530  $    2,960,244
                                                  --------------  --------------  --------------  --------------  --------------

         TOTAL CONTRACT OWNER EQUITY ...........  $  112,731,079  $  147,114,992  $1,516,736,886  $1,460,736,333  $1,126,162,749
                                                  ==============  ==============  ==============  ==============  ==============


                                                                 A17

                                                                              SUBACCOUNTS (CONTINUED)
                                                  ------------------------------------------------------------------------------
                                                    ZERO COUPON     HIGH YIELD        STOCK          EQUITY          NATURAL
                                                     BOND 2000         BOND           INDEX          INCOME         RESOURCES
                                                    PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                  --------------  --------------  --------------  --------------  --------------
         Contract Owner Units Outstanding (PVAL)       4,582,436      23,784,077      93,930,360      75,321,133      27,332,575
         Unit Value (PVAL) .....................  $      2.59938  $      2.30936  $      5.63518  $      4.05205  $      2.18644
                                                  --------------  --------------  --------------  --------------  --------------
         Contract Owner Equity (PVAL) ..........  $   11,911,491  $   54,925,995  $  529,314,487  $  305,204,997  $   59,761,036
                                                  --------------  --------------  --------------  --------------  --------------

         Contract Owner Units Outstanding
           (PVAL $100,000+ face) ...............       3,189,268      15,884,568      56,008,717      36,620,899      19,225,267
         Unit Value (PVAL $100,000+ face) ......  $      2.52397  $      2.24346  $      5.47186  $      3.93413  $      2.12355
                                                  --------------  --------------  --------------  --------------  --------------
         Contract Owner Equity (PVAL
           $100,000+ face) .....................  $    8,049,617  $   35,636,392  $  306,471,859  $  144,071,378  $   40,825,817
                                                  --------------  --------------  --------------  --------------  --------------

         Contract Owner Units Outstanding (SVUL)             --        1,831,645       4,821,807       3,091,081         215,207
         Unit Value (SVUL) .....................             --   $      1.19180  $      2.08944  $      1.61592  $      0.92056
                                                  --------------  --------------  --------------  --------------  --------------
         Contract Owner Equity (SVUL) ..........             --   $    2,182,955  $   10,074,877  $    4,994,941  $      198,111
                                                  --------------  --------------  --------------  --------------  --------------
         TOTAL CONTRACT OWNER EQUITY ...........  $   19,961,108  $   92,745,342  $  845,861,223  $  454,271,316  $  100,784,964
                                                  ==============  ==============  ==============  ==============  ==============

                                                                              SUBACCOUNTS (CONTINUED)
                                                  ------------------------------------------------------------------------------
                                                                                                                      SMALL
                                                                   GOVERNMENT      ZERO COUPON     PRUDENTIAL     CAPITALIZATION
                                                     GLOBAL          INCOME         BOND 2005       JENNISON          STOCK
                                                    PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO        PORTFOLIO
                                                  --------------  --------------  --------------  --------------  --------------
         Contract Owner Units Outstanding (PVAL)      59,733,321      23,503,402       7,001,022      57,301,215      42,365,015
         Unit Value (PVAL) .....................  $      1.75630  $      2.14801  $      2.65130  $      2.54336  $      1.74567
                                                  --------------  --------------  --------------  --------------  --------------
         Contract Owner Equity (PVAL) ..........  $  104,909,632  $   50,485,543  $   18,561,809  $  145,737,617  $   73,955,335
                                                  --------------  --------------  --------------  --------------  --------------

         Contract Owner Units Outstanding
           (PVAL $100,000+ face) ...............      18,348,364      14,941,197       3,336,001      20,322,932      11,948,496
         Unit Value (PVAL $100,000+ face) ......  $      1.73223  $      2.08688  $      2.57596  $      2.51579  $      1.72646
                                                  --------------  --------------  --------------  --------------  --------------
         Contract Owner Equity (PVAL
           $100,000+ face) .....................  $   31,783,586  $   31,180,485  $    8,593,405  $   51,128,228  $   20,628,601
                                                  --------------  --------------  --------------  --------------  --------------

         Contract Owner Units Outstanding (SVUL)       3,609,961         352,577          47,480       3,235,344       3,942.469
         Unit Value (SVUL) .....................  $      1.55513  $      1.19732  $      1.23056  $      2.19196  $      1.52050
                                                  --------------  --------------  --------------  --------------  --------------
         Contract Owner Equity (SVUL) ..........  $    5,613,958  $      422,148  $       58,427  $    7,091,744  $    5,994,524
                                                  --------------  --------------  --------------  --------------  --------------
         TOTAL CONTRACT OWNER EQUITY ...........  $  142,307,176  $   82,088,176  $   27,213,641     203,957,589  $  100,578,460
                                                  =============   ==============  ==============  ==============  --------------


NOTE 5:  CHARGES AND EXPENSES

         A. Mortality Risk and Expense Risk Charges

            The mortality risk and expense risk charges, at an effective annual rate of 0.90%, is applied daily against the net assets representing equity of PVAL contract owners held in each subaccount. For contract owners investing in PVAL with face amounts of $100,000 or more the annual rate is 0.60%. For contract owners investing in SVUL the annual rate is 0.90%. Mortality risk is that contract owners may not live as long as estimated and expense risk is that the cost of issuing and administering the policies may exceed related charges by Prudential.

         B. Deferred Sales Charge

            A deferred sales charge is imposed upon surrenders of certain variable life insurance contracts to compensate Prudential for sales and other marketing expenses. The amount of any sales charge will depend on the number of years that have elapsed since the contract was issued. No sales charge will be imposed after the tenth year of the contract. No sales charge will be imposed on death benefits.


                                      A18

         C. Partial Withdrawal Charge

            A charge is imposed by Prudential on partial withdrawals of the cash surrender value. A charge equal to the lesser of $25 or 2% for SVUL and PVUL and $15 or 2% for PVAL will be made in connection with each partial withdrawal of the cash surrender value of a contract.

         D. Expense Reimbursement

            PVAL contracts are reimbursed by Prudential, on a non-guaranteed basis, for expenses incurred by the Series Fund in excess of the effective rate of 0.40% for all Zero Coupon Bond Portfolios, 0.45% for the Stock Index Portfolio, 0.50% for the Equity Income Portfolio, 0.55% for the Natural Resources Portfolio, and 0.65% for the High Yield Bond Portfolio of the average daily net assets of these portfolios.

            SVUL contracts are reimbursed by Prudential, on a non-guaranteed basis, for expenses incurred by the Series Fund in excess of the effective rate of 0.40% of the average daily net assets of the portfolio of each of the Zero Coupon Bond Portfolios.

         E. Cost of Insurance Charges

            Contract owners contributions are subject to certain deductions prior to being invested in the Account. The deductions are for (1) transaction costs which are deducted from each premium payment for PVAL and PVUL, to cover premium collection and processing costs; (2) state premium taxes; (3) sales charges which are deducted in order to compensate Prudential for the cost of selling the contract. Contracts are also subject to monthly charges for the costs of administering the contract and to compensate Prudential for the guaranteed minimum death benefit risk.

NOTE 6:  TAXES

         Prudential is taxed as a "life insurance company" as defined by the Internal Revenue Code and the results of operations of the Account form a part of Prudential's consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements.

NOTE 7: NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PREMIUM PAYMENTS AND OTHER OPERATING TRANSFERS

         The following amounts represent contract owner activity components for the years ended December 31, 1998 and 1997:

                                                                                                 SUBACCOUNTS
                                                                 ------------------------------------------------------------------
                                                                          MONEY MARKET                      DIVERSIFIED BOND
                                                                            PORTFOLIO                          PORTFOLIO
                                                                 ------------------------------      ------------------------------
                                                                     1998             1997              1998               1997
                                                                 ------------      ------------      ------------      ------------
         Contract Owner Net Payments ........................    $ 37,611,988      $ 43,029,352      $ 26,569,268      $ 27,918,752
         Policy Loans .......................................      (2,736,768)       (2,616,136)       (3,179,538)       (2,676,866)
         Policy Loan Repayment and Interest .................       1,950,095         1,685,370         1,591,062         1,259,455
         Surrenders, Withdrawals and Death Benefits .........      (9,187,944)      (11,469,314)       (7,722,756)       (7,179,534)
         Net Transfers From (To) Other Subaccounts
           or Fixed Rate Options ............................      (4,007,277)      (27,263,357)        3,018,103        (3,556,460)
         Administrative and Other Charges ...................      (8,713,945)      (10,301,958)      (10,752,740)      (11,908,704)
                                                                 ------------      ------------      ------------      ------------
         Net Increase (Decrease) in Net Assets Resulting from
           Premium Payments and Other Operating Transfers ...    $ 14,916,149      $ (6,936,043)     $  9,523,399      $  3,856,643
                                                                 ============      ============      ============      ============


                                                                                          SUBACCOUNTS (CONTINUED)
                                                                 -------------------------------------------------------------------
                                                                              EQUITY                        FLEXIBLE MANAGED
                                                                            PORTFOLIO                          PORTFOLIO
                                                                 ------------------------------      ------------------------------
                                                                     1998             1997              1998               1997
                                                                 ------------      ------------      ------------      ------------
         Contract Owner Net Payments ........................    $285,120,763      $293,586,658      $206,491,305      $230,098,301
         Policy Loans .......................................     (45,013,313)      (36,815,052)      (34,928,110)      (29,768,329)
         Policy Loan Repayment and Interest .................      21,138,295        15,156,086        17,294,994        13,061,811
         Surrenders, Withdrawals and Death Benefits .........     (97,071,175)      (79,836,234)      (79,498,303)      (69,955,243)
         Net Transfers From (To) Other Subaccounts
           or Fixed Rate Options ............................      (7,299,784)          281,061       (18,229,089)      (12,348,231)
         Administrative and Other Charges ...................    (131,817,860)     (137,177,962)     (106,307,492)     (115,580,696)
                                                                 ------------      ------------      ------------      ------------
         Net Increase (Decrease) in Net Assets Resulting from
           Premium Payments and Other Operating Transfers ...    $ 25,056,926      $ 55,194,557      $(15,176,695)     $ 15,507,613
                                                                 ============      ============      ============      ============

                                                                 A19

NOTE 7: NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PREMIUM PAYMENTS AND OTHER OPERATING TRANSFERS (CONTINUED)

                                                                                           SUBACCOUNTS (CONTINUED)
                                                                -------------------------------------------------------------------
                                                                    CONSERVATIVE BALANCED               ZERO COUPON BOND 2000
                                                                          PORTFOLIO                            PORTFOLIO
                                                                ------------------------------       ------------------------------
                                                                     1998            1997                1998              1997
                                                                -------------    -------------       -------------    -------------
         Contract Owner Net Payments ........................   $ 172,963,578    $ 193,920,159       $   3,242,362    $   4,066,622
         Policy Loans .......................................     (24,402,529)     (21,017,180)           (644,425)        (515,179)
         Policy Loan Repayment and Interest .................      13,921,518       10,130,000             360,153          224,553
         Surrenders, Withdrawals and Death Benefits .........     (68,346,109)     (68,407,322)         (1,526,453)      (1,236,692)
         Net Transfers From (To) Other Subaccounts
           or Fixed Rate Options ............................     (16,607,607)     (19,240,097)         (1,096,463)      (1,986,651)
         Administrative and Other Charges ...................     (91,363,858)    (100,869,775)         (1,619,003)      (1,957,807)
                                                                -------------    -------------       -------------    -------------
         Net Increase (Decrease) in Net Assets Resulting from
           Premium Payments and Other Operating Transfers ...   $ (13,835,007)   $  (5,484,215)      $  (1,283,829)   $  (1,405,154)
                                                                =============    =============       =============    =============


                                                                                           SUBACCOUNTS (CONTINUED)
                                                                -------------------------------------------------------------------
                                                                       HIGH YIELD BOND                       STOCK INDEX
                                                                          PORTFOLIO                           PORTFOLIO
                                                                ------------------------------       ------------------------------
                                                                     1998            1997                1998              1997
                                                                -------------    -------------       -------------    -------------
         Contract Owner Net Payments ........................   $  20,544,444    $  19,451,504       $ 139,848,176    $ 126,688,004
         Policy Loans .......................................      (2,652,877)      (2,378,667)        (21,632,900)     (15,814,797)
         Policy Loan Repayment and Interest .................       1,492,709        1,433,405           8,895,587        5,919,148
         Surrenders, Withdrawals and Death Benefits .........      (7,617,762)      (6,747,487)        (40,266,311)     (32,499,126)
         Net Transfers From (To) Other Subaccounts
           or Fixed Rate Options ............................         945,487       (2,355,030)         22,168,188       30,361,425
         Administrative and Other Charges ...................      (8,497,933)      (9,029,043)        (62,397,410)     (56,128,875)
                                                                -------------    -------------       -------------    -------------
         Net Increase (Decrease) in Net Assets Resulting from
           Premium Payments and Other Operating Transfers ...   $   4,214,068    $     374,682       $  46,615,330    $  58,525,779
                                                                =============    =============       =============    =============


                                                                                         SUBACCOUNTS (CONTINUED)
                                                                -------------------------------------------------------------------
                                                                        EQUITY INCOME                     NATURAL RESOURCES
                                                                          PORTFOLIO                           PORTFOLIO
                                                                ------------------------------       ------------------------------
                                                                     1998            1997                1998              1997
                                                                -------------    -------------       -------------    -------------
         Contract Owner Net Payments ........................   $  95,299,141    $  79,016,436       $  29,732,123    $  35,927,519
         Policy Loans .......................................     (12,921,751)      (9,558,454)         (3,757,335)      (4,989,959)
         Policy Loan Repayment and Interest .................       5,682,713        3,893,428           2,389,809        2,524,073
         Surrenders, Withdrawals and Death Benefits .........     (27,141,623)     (21,564,128)         (9,543,364)     (10,791,367)
         Net Transfers From (To) Other Subaccounts
           or Fixed Rate Options ............................       9,043,514       21,482,832         (15,621,028)      (3,663,884)
         Administrative and Other Charges ...................     (40,729,679)     (36,599,080)        (11,289,685)     (16,073,256)
                                                                -------------    -------------       -------------    -------------
         Net Increase (Decrease) in Net Assets Resulting from
           Premium Payments and Other Operating Transfers ...   $  29,232,315    $  36,671,034       $  (8,089,480)   $   2,933,126
                                                                =============    =============       =============    =============

                                                                 A20

NOTE 7: NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PREMIUM PAYMENTS AND OTHER OPERATING TRANSFERS (CONTINUED)

                                                                                           SUBACCOUNTS (CONTINUED)
                                                                -------------------------------------------------------------------
                                                                            GLOBAL                         GOVERNMENT INCOME
                                                                          PORTFOLIO                            PORTFOLIO
                                                                ------------------------------       ------------------------------
                                                                     1998            1997                1998              1997
                                                                -------------    -------------       -------------    -------------
         Contract Owner Net Payments ........................   $  35,377,261    $  34,211,689       $  13,880,043    $  15,732,416
         Policy Loans .......................................      (3,157,015)      (2,628,076)         (1,989,148)      (1,668,544)
         Policy Loan Repayment and Interest .................       1,774,955        1,262,980             898,042          767,258
         Surrenders, Withdrawals and Death Benefits .........      (8,032,750)      (7,075,480)         (5,652,510)      (5,308,280)
         Net Transfers From (To) Other Subaccounts
           or Fixed Rate Options ............................      (6,124,691)       4,870,997           1,151,981       (6,634,816)
         Administrative and Other Charges ...................     (12,788,521)     (13,085,971)         (6,654,093)      (7,709,072)
                                                                -------------    -------------       -------------    -------------
         Net Increase (Decrease) in Net Assets Resulting from
           Premium Payments and Other Operating Transfers ...   $   7,049,239    $  17,556,139       $   1,634,315    $  (4,821,038)
                                                                =============    =============       =============    =============


                                                                                     SUBACCOUNTS (CONTINUED)
                                                                -------------------------------------------------------------------
                                                                     ZERO COUPON BOND 2005                PRUDENTIAL JENNISON
                                                                           PORTFOLIO                           PORTFOLIO
                                                                ------------------------------       ------------------------------
                                                                     1998            1997                1998              1997
                                                                -------------    -------------       -------------    -------------
         Contract Owner Net Payments ........................   $   4,711,062    $   5,574,118       $  57,263,567    $  34,294,641
         Policy Loans .......................................        (669,881)        (467,791)         (4,014,420)      (1,732,453)
         Policy Loan Repayment and Interest .................         324,154          216,018           1,563,575          744,576
         Surrenders, Withdrawals and Death Benefits .........      (1,903,102)      (1,546,854)         (7,435,590)      (3,227,110)
         Net Transfers From (To) Other Subaccounts
           or Fixed Rate Options ............................       1,015,999       (2,416,503)         39,232,682       16,630,147
         Administrative and Other Charges ...................      (2,279,627)      (2,536,288)        (19,483,871)     (11,791,465)
                                                                -------------    -------------       -------------    -------------
         Net Increase (Decrease) in Net Assets Resulting from
           Premium Payments and Other Operating Transfers ...   $   1,198,605    $  (1,177,300)      $  67,125,943    $  34,918,336
                                                                =============    =============       =============    =============


                                                                    SUBACCOUNTS (CONTINUED)
                                                                  ----------------------------
                                                                   SMALL CAPITALIZATION STOCK
                                                                           PORTFOLIO
                                                                  ----------------------------
                                                                      1998            1997
                                                                  -----------      -----------
         Contract Owner Net Payments.........................     $36,924,377      $24,433,471
         Policy Loans........................................      (2,138,180)      (1,222,173)
         Policy Loan Repayment and Interest..................       1,083,949          675,140
         Surrenders, Withdrawals and Death Benefits..........      (4,861,386)      (2,326,066)
         Net Transfers From (To) Other Subaccounts
           or Fixed Rate Options.............................       7,146,825       23,570,817
         Administrative and Other Charges....................     (11,395,563)      (7,984,667)
                                                                  -----------      -----------
         Net Increase (Decrease) in Net Assets Resulting from
           Premium Payments and Other Operating Transfers ...     $26,760,022      $37,146,522
                                                                  ===========      ===========

NOTE 8:  NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT

         The increase (decrease) in net assets retained in the account represents the net contributions (withdrawals) of Prudential to (from) the Account. Effective October 13, 1998 Prudential no longer maintains a position in the account. Previously, Prudential maintained a position in the Account for liquidity purposes including unit purchases and redemptions, fund share transactions and expense processing.


                                       A21

NOTE 9:  UNIT ACTIVITY

         Transactions in units (including transfers among subaccounts) for the years ended December 31, 1998 and 1997 were as follows:

                                                                                 SUBACCOUNTS
                                         --------------------------------------------------------------------------------------
                                                   MONEY                        DIVERSIFIED
                                                   MARKET                           BOND                      EQUITY
                                                 PORTFOLIO                       PORTFOLIO                   PORTFOLIO
                                         --------------------------    --------------------------    --------------------------
                                             1998          1997           1998           1997           1998           1997
                                         -----------    -----------    -----------    -----------    -----------    -----------
         Contract Owner Contributions:    69,014,332     65,667,687     19,897,577     16,213,787     81,572,816     92,473,729
           Contract Owner Redemptions:   (57,752,616)   (69,425,851)   (15,092,779)   (14,250,810)   (74,174,443)   (76,628,697)


                                                                        SUBACCOUNTS (CONTINUED)
                                         -------------------------------------------------------------------------------------
                                                  FLEXIBLE                      CONSERVATIVE                ZERO COUPON
                                                  MANAGED                         BALANCED                   BOND 2000
                                                 PORTFOLIO                       PORTFOLIO                   PORTFOLIO
                                         --------------------------    --------------------------     ------------------------
                                            1998            1997           1998           1997           1998           1997
                                         -----------    -----------    -----------    -----------     ----------     ----------
         Contract Owner Contributions:    76,938,185     93,973,164     78,380,210     93,048,913      1,980,913      1,934,757
           Contract Owner Redemptions:   (81,055,189)   (87,813,519)   (82,911,926)   (94,880,956)    (2,493,753)    (2,549,332)


                                                                           SUBACCOUNTS (CONTINUED)
                                         -------------------------------------------------------------------------------------
                                                 HIGH YIELD                      STOCK
                                                    BOND                         INDEX                    EQUITY INCOME
                                                 PORTFOLIO                     PORTFOLIO                    PORTFOLIO
                                         --------------------------    --------------------------    -------------------------
                                            1998            1997           1998           1997           1998          1997
                                         -----------    -----------    -----------    -----------    -----------    -----------
         Contract Owner Contributions:    19,318,322     17,186,033     45,264,098     50,408,149     34,330,488     34,569,866
           Contract Owner Redemptions:   (16,933,871)   (16,878,090)   (34,390,053)   (34,222,528)   (26,544,454)   (24,004,754)


                                                                           SUBACCOUNTS (CONTINUED)
                                         -------------------------------------------------------------------------------------
                                                  NATURAL                                                    GOVERNMENT
                                                 RESOURCES                       GLOBAL                        INCOME
                                                 PORTFOLIO                     PORTFOLIO                      PORTFOLIO
                                         --------------------------    --------------------------    -------------------------
                                             1998          1997           1998           1997           1998           1997
                                         -----------    -----------    -----------    -----------    -----------    -----------
         Contract Owner Contributions:    15,093,093     18,586,440     32,534,226     37,198,997     12,383,025     10,260,445
           Contract Owner Redemptions:   (18,219,964)   (17,455,643)   (27,960,335)   (24,567,571)   (11,507,261)   (12,866,478)


                                                                           SUBACCOUNTS (CONTINUED)
                                          ------------------------------------------------------------------------------------
                                                                                                               SMALL
                                                                                                           CAPITALIZATION
                                            ZERO COUPON BOND 2005          PRUDENTIAL JENNISON                 STOCK
                                                 PORTFOLIO                     PORTFOLIO                     PORTFOLIO
                                          -------------------------    --------------------------    -------------------------
                                             1998           1997          1998           1997           1998           1997
                                          ----------     ----------    -----------    -----------    -----------    -----------
         Contract Owner Contributions:     3,651,972      2,986,424     53,654,104     36,782,725     38,172,591     38,237,386
           Contract Owner Redemptions:    (3,174,685)    (3,539,701)   (22,113,796)   (16,099,947)   (22,883,043)   (15,077,042)

                                                                 A22

NOTE 10: PURCHASES AND SALES OF INVESTMENTS

         The aggregate costs of purchases and proceeds from sales of investments in the Series Fund for the year ended December 31, 1998 were as follows:

                                                                        PORTFOLIOS
                                  ---------------------------------------------------------------------------------------
                                      MONEY           DIVERSIFIED                           FLEXIBLE         CONSERVATIVE
                                     MARKET              BOND              EQUITY            MANAGED           BALANCED
                                  ------------       ------------       ------------       ------------      ------------
         Purchases .........      $ 57,177,894       $ 15,015,417       $ 72,079,382       $ 16,973,713      $ 11,684,173
         Sales .............      $(44,818,980)      $ (6,242,732)      $(55,820,468)      $(40,983,032)     $(32,494,317)


                                                                   PORTFOLIOS (CONTINUED)
                                  ----------------------------------------------------------------------------------------
                                   ZERO COUPON        HIGH YIELD           STOCK              EQUITY            NATURAL
                                    BOND 2000            BOND              INDEX              INCOME           RESOURCES
                                  ------------       ------------       ------------       ------------       ------------
         Purchases .........      $  1,220,018       $ 19,316,751       $ 67,429,443       $ 43,196,936       $  2,582,880
         Sales .............      $ (2,582,019)      $(15,842,603)      $(25,048,171)      $(16,697,526)      $(11,602,393)


                                                                    PORTFOLIOS (CONTINUED)
                                  -----------------------------------------------------------------------------------------
                                                                                                                 SMALL
                                                      GOVERNMENT         ZERO COUPON        PRUDENTIAL       CAPITALIZATION
                                     GLOBAL             INCOME            BOND 2005          JENNISON            STOCK
                                  ------------       ------------       ------------       ------------       ------------
         Purchases .........      $ 16,771,209       $  8,068,432       $  2,927,654       $ 69,593,982       $ 34,436,602
         Sales .............      $(10,675,075)      $ (6,975,097)      $ (1,818,752)      $ (3,377,329)      $ (8,456,285)

NOTE 11: RELATED PARTY TRANSACTIONS

         Prudential has purchased multiple PVAL contracts insuring the lives of certain employees. Prudential is the owner and beneficiary of the contracts. There were no net premium payments for the year ended December 31, 1998. Equity of contract owners in the Flexible Managed subaccount at December 31, 1998 includes approximately $259.7 million owned by Prudential.


                                       A23

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Contract Owners of the Variable Appreciable Life Subaccounts of the Prudential Variable Appreciable Account and the Board of Directors of The Prudential Insurance Company of America


In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the subaccounts (Money Market Portfolio, Diversified Bond Portfolio, Equity Portfolio, Flexible Managed Portfolio, Conservative Balanced Portfolio, Zero Coupon Bond 2000 Portfolio, High Yield Bond Portfolio, Stock Index Portfolio, Equity Income Portfolio, Natural Resources Portfolio, Global Portfolio, Government Income Portfolio, Zero Coupon Bond 2005 Portfolio, Prudential Jennison Portfolio and Small Capitalization Stock Portfolio) of the Variable Appreciable Life Subaccounts of the Prudential Variable Appreciable Account at December 31, 1998, the results of each of their operations and the changes in each of their net assets for each of the three years in the period then ended, in conformity with generally accepted accounting principles. These financial statements are the responsibility of The Prudential Insurance Company of America's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of shares owned at December 31, 1998, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
New York, New York
March 19, 1999



                                       A24



      THE PRUDENTIAL INSURANCE
      COMPANY OF AMERICA


      CONSOLIDATED FINANCIAL STATEMENTS AND
      REPORT OF INDEPENDENT ACCOUNTANTS
      DECEMBER 31, 1998 AND 1997

                           REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Policyholders of The Prudential Insurance Company of America

In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations, of changes in equity and of cash flows present fairly, in all material respects, the financial position of The Prudential Insurance Company of America and its subsidiaries at December 31, 1998 and 1997, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1998 in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.






/s/ PricewaterhouseCoopers LLP
New York, New York
February 26, 1999

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION
DECEMBER 31, 1998 AND 1997 (IN MILLIONS)
--------------------------------------------------------------------------------

                                                                                                          1998             1997
                                                                                                          ----             ----
ASSETS
  Fixed maturities:
     Available for sale, at  fair value (amortized cost, 1998: $76,997; 1997: $71,496)                $  80,158         $  75,270
     Held to maturity, at amortized cost (fair value, 1998: $17,906; 1997: $19,894)                      16,848            18,700
  Trading account assets, at fair value                                                                   8,888             6,347
  Equity securities, available for sale, at fair value (cost, 1998: $2,583; 1997: $2,376)                 2,759             2,810
  Mortgage loans on real estate                                                                          16,495            16,004
  Investment real estate                                                                                    801             1,519
  Policy loans                                                                                            7,476             7,034
  Securities purchased under agreements to resell                                                        10,252             8,661
  Cash collateral for borrowed securities                                                                 5,622             5,047
  Other long-term investments                                                                             2,658             2,489
  Short-term investments                                                                                  9,781            12,106
                                                                                                      ---------         ---------
     Total investments                                                                                  161,738           155,987

  Cash                                                                                                    1,943             1,859
  Accrued investment income                                                                               1,795             1,909
  Broker-dealer related receivables                                                                      10,142             8,442
  Deferred policy acquisition costs                                                                       6,462             6,083
  Other assets                                                                                           15,721            11,452
  Separate Account assets                                                                                81,621            73,839
                                                                                                      ---------         ---------
TOTAL ASSETS                                                                                          $ 279,422         $ 259,571
                                                                                                      =========         =========
LIABILITIES AND EQUITY

LIABILITIES
  Future policy benefits                                                                               $ 69,129          $ 67,367
  Policyholders' account balances                                                                        30,974            33,246
  Unpaid claims and claim adjustment expenses                                                             3,860             4,864
  Policyholders' dividends                                                                                1,444             1,269
  Securities sold under agreements to repurchase                                                         21,486            12,347
  Cash collateral for loaned securities                                                                   7,132            14,117
  Income taxes payable                                                                                      785               500
  Broker-dealer related payables                                                                          6,530             3,338
  Securities sold but not yet purchased                                                                   5,771             3,648
  Other liabilities                                                                                      16,169            14,659
  Short-term debt                                                                                        10,082             6,774
  Long-term debt                                                                                          4,734             4,273
  Separate Account liabilities                                                                           80,931            73,451
                                                                                                      ---------         ---------
           Total liabilities                                                                            259,027           239,853
                                                                                                      ---------         ---------
COMMITMENTS AND CONTINGENCIES (SEE NOTE 16)
EQUITY
  Accumulated other comprehensive income                                                                  1,232             1,661
  Retained earnings                                                                                      19,163            18,057
                                                                                                      ---------         ---------
            Total equity                                                                                 20,395            19,718
                                                                                                      ---------         ---------
TOTAL LIABILITIES AND EQUITY                                                                          $ 279,422         $ 259,571
                                                                                                      =========         =========


                    SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

CONSOLIDATED STATEMENTS OF OPERATIONS
YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996 (IN MILLIONS)
--------------------------------------------------------------------------------

                                                              1998        1997        1996
                                                              ----        ----        ----
REVENUES
  Premiums                                                  $  9,024    $  9,005    $  9,999
  Policy charges and fee income                                1,462       1,434       1,490
  Net investment income                                        9,520       9,456       9,461
  Realized investment gains, net                               2,630       2,168       1,128
  Commissions and other income                                 4,451       4,481       4,512
                                                            --------    --------    --------
           Total revenues                                     27,087      26,544      26,590
                                                            --------    --------    --------
BENEFITS AND EXPENSES
  Policyholders' benefits                                      9,976      10,076      11,094
  Interest credited to policyholders' account balances         1,806       2,044       2,251
  Dividends to policyholders                                   2,478       2,422       2,339
  General and administrative expenses                          9,720       8,992       8,956
  Sales practices remedies                                       510       1,640         410
                                                            --------    --------    --------
           Total benefits and expenses                        24,490      25,174      25,050
                                                            --------    --------    --------
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES          2,597       1,370       1,540
                                                            --------    --------    --------
  Income taxes
    Current                                                    1,185         101         556
    Deferred                                                    (215)        306        (376)
                                                            --------    --------    --------
                                                                 970         407         180
                                                            --------    --------    --------
INCOME FROM CONTINUING OPERATIONS                              1,627         963       1,360
                                                            --------    --------    --------
DISCONTINUED OPERATIONS
  Loss from Healthcare operations, net of taxes                 (298)       (353)       (282)
  Loss on disposal of Healthcare operations, net of taxes       (223)       --          --
                                                            --------    --------    --------
    Net loss from discontinued operations                       (521)       (353)       (282)
                                                            --------    --------    --------
NET INCOME                                                  $  1,106    $    610    $  1,078
                                                            ========    ========    ========



                    SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY
YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996 (IN MILLIONS)
--------------------------------------------------------------------------------

                                                             ACCUMULATED OTHER COMPREHENSIVE INCOME
                                                     ------------------------------------------------------
                                                       FOREIGN        NET                      TOTAL
                                                      CURRENCY     UNREALIZED   PENSION   ACCUMULATED OTHER
                                                     TRANSLATION   INVESTMENT  LIABILITY    COMPREHENSIVE      RETAINED      TOTAL
                                                     ADJUSTMENTS     GAINS     ADJUSTMENT      INCOME          EARNINGS     EQUITY
                                                     -------------------------------------------------------------------------------
BALANCE, JANUARY 1, 1996                                $ (24)      $ 2,397       $  --       $ 2,373        $ 16,369     $ 18,742
Comprehensive income (loss):
  Net income                                                                                                    1,078        1,078
  Other comprehensive income (loss), net of tax:
     Change in foreign currency translation
       adjustments                                        (32)                                    (32)                         (32)
     Change in net unrealized investment gains                       (1,261)                   (1,261)                      (1,261)
     Additional pension liability adjustment                                         (4)           (4)                          (4)
                                                                                                                          --------
  Other comprehensive income (loss)                                                                                         (1,297)
                                                                                                                          --------
Total comprehensive income (loss)                                                                                             (219)
                                                     -----------------------------------------------------------------------------
BALANCE, DECEMBER 31, 1996                                (56)        1,136          (4)        1,076          17,447       18,523
Comprehensive income:
  Net income                                                                                                      610          610
  Other comprehensive income (loss), net of tax:
     Change in foreign currency translation
       adjustments                                        (29)                                    (29)                         (29)
     Change in net unrealized investment gains                          616                       616                          616
     Additional pension liability adjustment                                         (2)           (2)                          (2)
                                                                                                                          --------
  Other comprehensive income                                                                                                   585
                                                                                                                          --------
Total comprehensive income                                                                                                   1,195
                                                     -----------------------------------------------------------------------------
BALANCE, DECEMBER 31, 1997                                (85)        1,752          (6)        1,661          18,057       19,718
Comprehensive income:
  Net income                                                                                                    1,106        1,106
  Other comprehensive income, net of tax:
     Change in foreign currency translation
       adjustments                                         54                                      54                           54
     Change in net unrealized investment gains                         (480)                     (480)                        (480)
     Additional pension liability adjustment                                         (3)           (3)                          (3)
                                                                                                                          --------
  Other comprehensive income                                                                                                  (429)
                                                                                                                          --------
Total comprehensive income                                                                                                     677
                                                     -----------------------------------------------------------------------------
BALANCE, DECEMBER 31, 1998                              $ (31)      $ 1,272        $ (9)      $ 1,232        $ 19,163     $ 20,395
                                                     =============================================================================


                   SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

CONSOLIDATED STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996 (IN MILLIONS)
--------------------------------------------------------------------------------

                                                                       1998         1997        1996
                                                                       ----         ----        ----
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                        $   1,106    $     610    $   1,078
  Adjustments to reconcile net income to
     net cash provided by operating activities:
        Realized investment gains, net                                 (2,660)      (2,209)      (1,138)
        Policy charges and fee income                                    (135)        (258)        (208)
        Interest credited to policyholders' account balances            1,806        2,044        2,251
        Depreciation and amortization                                     305          258          266
        Loss (gain) on disposal of businesses                             223         --           (116)
        Change in:
           Deferred policy acquisition costs                             (165)        (142)        (122)
           Future policy benefits and other insurance liabilities         584        2,762        2,471
           Securities purchased under agreements to resell             (1,591)      (3,314)        (217)
           Trading account assets                                      (2,540)      (1,825)        (433)
           Income taxes receivable/payable                                594       (1,391)        (937)
           Cash collateral for borrowed securities                       (575)      (2,631)        (332)
           Cash collateral for securities loaned (net)                 (6,985)       5,668        2,891
           Broker-dealer related receivables/payables                   1,495         (672)        (607)
           Securities sold but not yet purchased                        2,122        1,633          251
           Securities sold under agreements to repurchase               9,139        4,844         (490)
         Other, net                                                    (5,168)       4,142       (1,334)
                                                                    ---------    ---------    ---------
               CASH FLOWS FROM OPERATING ACTIVITIES                    (2,445)       9,519        3,274
                                                                    ---------    ---------    ---------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from the sale/maturity of:
        Fixed maturities, available for sale                          123,151      123,550      123,368
        Fixed maturities, held to maturity                              4,466        4,042        4,268
        Equity securities, available for sale                           2,792        2,572        2,162
        Mortgage loans on real estate                                   4,839        4,299        5,731
        Investment real estate                                          1,364        1,842          615
        Other long-term investments                                     1,848        5,081        3,203
        Disposal of businesses                                           --           --             52
  Payments for the purchase of:
        Fixed maturities, available for sale                         (126,742)    (129,854)    (125,093)
        Fixed maturities, held to maturity                             (2,244)      (2,317)      (2,844)
        Equity securities, available for sale                          (2,547)      (2,461)      (2,384)
        Mortgage loans on real estate                                  (4,885)      (3,363)      (1,906)
        Investment real estate                                            (31)        (241)        (142)
        Other long-term investments                                    (1,415)      (4,148)      (2,060)
  Short-term investments (net)                                          2,145       (2,848)      (1,915)
                                                                    ---------    ---------    ---------
               CASH FLOWS FROM INVESTING ACTIVITIES                     2,741       (3,846)       3,055
                                                                    ---------    ---------    ---------


                    SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996 (IN MILLIONS)
--------------------------------------------------------------------------------


                                                        1998         1997       1996
                                                        ----         ----       ----
CASH FLOWS FROM FINANCING ACTIVITIES:
  Policyholders' account deposits                       6,955       5,020       2,676
  Policyholders' account withdrawals                  (11,111)     (9,873)     (8,099)
  Net increase in short-term debt                       2,422         305         583
  Proceeds from the issuance of long-term  debt         1,940         324          93
  Repayments of long-term debt                           (418)       (464)     (1,306)
                                                     --------    --------    --------
           CASH FLOWS USED IN FINANCING ACTIVITIES       (212)     (4,688)     (6,053)
                                                     --------    --------    --------
NET INCREASE IN CASH                                       84         985         276

CASH, BEGINNING OF YEAR                                 1,859         874         598
                                                     --------    --------    --------
CASH, END OF YEAR                                    $  1,943    $  1,859    $    874
                                                     ========    ========    ========
SUPPLEMENTAL CASH FLOW INFORMATION:

Income taxes paid                                    $    163    $    968    $    793
                                                     --------    --------    --------
Interest paid                                        $    864    $    708    $    595
                                                     --------    --------    --------


                    SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.   BUSINESS

     The Prudential Insurance Company of America and its subsidiaries (collectively, "the Company") provide financial services throughout the United States and several locations worldwide. The Company's businesses provide a full range of insurance, investment, securities brokerage and other financial products and services to both retail consumers and institutions. Principal products and services provided include life insurance, property and casualty insurance, annuities, mutual funds, pension and retirement related investments and administration, asset management, and securities brokerage.

     DEMUTUALIZATION

     On February 10, 1998, the Company's Board of Directors authorized management to take the preliminary steps necessary to allow the Company to demutualize and become a publicly traded stock company. On July 1, 1998, legislation was enacted in New Jersey that would permit this conversion to occur and that specified the process for conversion. Demutualization is a complex process involving development of a plan of reorganization, adoption of a plan by the Company's Board of Directors, a public hearing, voting by qualified voters and regulatory approval. There can be no assurance that the Company will demutualize or, if it does so, when demutualization will occur.


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     BASIS OF PRESENTATION

     The consolidated financial statements include the accounts of The Prudential Insurance Company of America, a mutual life insurance company, and its consolidated subsidiaries, and those partnerships and joint ventures in which the Company has a controlling interest. The consolidated financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP"). All significant intercompany balances and transactions have been eliminated.

     USE OF ESTIMATES

     The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

     INVESTMENTS

     FIXED MATURITIES classified as "available for sale" are carried at estimated fair value. Fixed maturities that the Company has both the positive intent and ability to hold to maturity are stated at amortized cost and classified as "held to maturity." The amortized cost of fixed maturities are written down to estimated fair value when a decline in value is considered to be other than temporary. Unrealized gains and losses on fixed maturities "available for sale," net of income tax, the effect on deferred policy acquisition costs and participating annuity contracts that would result from the realization of unrealized gains and losses, are included in a separate component of equity, "Accumulated other comprehensive income."

     TRADING ACCOUNT ASSETS AND SECURITIES SOLD BUT NOT YET PURCHASED are carried at estimated fair value. Realized and unrealized gains and losses on trading account assets and securities sold but not yet purchased are included in "Commissions and other income."

     EQUITY SECURITIES, available for sale, are comprised of common and non-redeemable preferred stock and are carried at estimated fair value. The associated unrealized gains and losses, net of income tax, and the effects on deferred policy acquisition costs and participating annuity contracts that would result from the realization of unrealized gains and losses are included in a separate component of equity, "Accumulated other comprehensive income."

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     MORTGAGE LOANS ON REAL ESTATE are stated primarily at unpaid principal balances, net of unamortized discounts and allowance for losses. The allowance for losses is based upon a loan specific review and, for performing loans collectively evaluated, a portfolio review. The loan specific review includes consideration of expected future cash flows relative to outstanding balances. The portfolio review includes consideration of the composition of the loan portfolio, current economic conditions, past results, current trends, the estimated aggregate value of the underlying collateral, and other relevant environmental factors. Impaired loans are identified by management as loans in which a probability exists that all amounts due according to the contractual terms of the loan agreement will not be collected. Impaired loans, identified in management's specific review of probable loan losses, are measured based on the present value of expected future cash flows discounted at the loan's effective interest rate, or the fair value of the collateral if the loan is collateral dependent.

     Interest received on impaired loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as revenue, according to management's judgment as to the collectibility of principal. Management discontinues the accrual of interest on impaired loans after the loans are 90 days delinquent as to principal or interest, or earlier when management has serious doubts about collectibility. When a loan is recognized as impaired, any accrued but unpaid interest previously recorded on such loan is reversed against interest income of the current period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where interest has been interrupted for a substantial period, a regular payment performance has been established.

     INVESTMENT REAL ESTATE to be disposed of is carried at the lower of depreciated cost or fair value less selling costs and is not depreciated once classified as such. Real estate which the Company has the intent to hold for the production of income, is carried at depreciated cost less any write-downs to fair value for impairment losses and is reviewed for impairment whenever events or circumstances indicate the carrying value may not be recoverable. In reviewing recoverability, an impairment loss is recognized for an other than temporary decline in value to the extent the reduction in carrying values of investment real estate exceeds estimated undiscounted future cash flows. Charges relating to real estate to be disposed of and impairments of real estate held for investment are included in "Realized investment gains, net." Depreciation on real estate is computed using the straight-line method over the estimated lives of the properties.

     POLICY LOANS are carried at unpaid principal balances.

     SECURITIES PURCHASED UNDER AGREEMENTS TO RESELL AND SECURITIES SOLD UNDER AGREEMENTS TO REPURCHASE are treated as financing arrangements and are carried at the amounts at which the securities will be subsequently resold or reacquired, including accrued interest, as specified in the respective agreements. The Company's policy is to take possession of securities purchased under agreements to resell. The market value of securities to be repurchased or resold is monitored, and additional collateral is requested, where appropriate, to protect against credit exposure.

     SECURITIES BORROWED AND SECURITIES LOANED are treated as financing arrangements and are recorded at the amount of cash advanced or received. With respect to securities loaned, the Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of securities borrowed and loaned on a daily basis with additional collateral obtained as necessary. Non-cash collateral received is not reflected in the consolidated statements of financial position because the debtor typically has the right to redeem the collateral on short notice. Substantially all of the Company's securities borrowed contracts are with other brokers and dealers, commercial banks and institutional clients. Substantially all of the Company's securities loaned are with large brokerage firms.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     Securities repurchase and resale agreements and securities borrowed and loaned transactions are used to generate net investment income and facilitate trading activity. These instruments are short-term in nature (usually 30 days or less) and are collateralized principally by U.S. Government and mortgage-backed securities. The carrying amounts of these instruments approximate fair value because of the relatively short period of time between the origination of the instruments and their expected realization.

     OTHER LONG-TERM INVESTMENTS primarily represent the Company's investments in joint ventures and partnerships in which the Company does not have control and derivatives held for purposes other than trading. Joint venture and partnership investments are recorded using the equity method of accounting, reduced for other than temporary declines in value.

     SHORT-TERM INVESTMENTS, including highly liquid debt instruments purchased with an original maturity of twelve months or less, are carried at amortized cost, which approximates fair value.

     REALIZED INVESTMENT GAINS, NET are computed using the specific identification method. Costs of fixed maturities and equity securities are adjusted for impairments considered to be other than temporary. Allowances for losses on mortgage loans on real estate are netted against asset categories to which they apply and provisions for losses on investments are included in "Realized investment gains, net." Decreases in the lower of depreciated cost or fair value less selling costs of investment real estate held for sale are recorded in "Realized investment gains, net."

     CASH

     Cash includes cash on hand, amounts due from banks, and money market instruments.

     DEFERRED POLICY ACQUISITION COSTS

     The costs which vary with and that are related primarily to the production of new insurance business are deferred to the extent such costs are deemed recoverable from future profits. Such costs include certain commissions, costs of policy issuance and underwriting, and certain variable field office expenses. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period. Deferred policy acquisition costs, for certain products, are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in "Accumulated other comprehensive income."

     For participating life insurance, deferred policy acquisition costs are amortized over the expected life of the contracts (up to 45 years) in proportion to estimated gross margins based on historical and anticipated future experience, which is updated periodically. The effect of changes in estimated gross margins is reflected in earnings in the period they are revised. Policy acquisition costs related to interest-sensitive products and certain investment-type products are deferred and amortized over the expected life of the contracts (periods ranging from 15 to 30 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated periodically. The effect of revisions to estimated gross profits on unamortized deferred acquisition costs is reflected in earnings in the period such estimated gross profits are revised. The average rate of assumed investment yield in estimating expected gross margins was 9.97%, 9.39%, and 8.39% for 1998, 1997 and 1996, respectively. Deferred policy acquisition costs related to non-participatory term insurance are amortized over the expected life of the contracts in proportion to the premium income.

     For property and casualty contracts, deferred policy acquisition costs are amortized over the period in which related premiums are earned. Future investment income is considered in determining the recoverability of deferred policy acquisition costs.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     For disability insurance, group life insurance and most group annuities, acquisition costs are expensed as incurred.

     POLICYHOLDERS' DIVIDENDS

     The amount of the dividends to be paid to policyholders is determined annually by the Company's Board of Directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity, persistency and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by the Company.

     SEPARATE ACCOUNT ASSETS AND LIABILITIES

     Separate Account assets and liabilities are reported at estimated fair value and represent segregated funds which are invested for certain policyholders, pension fund and other customers. The assets consist of common stocks, fixed maturities, real estate related securities, real estate mortgage loans and short term investments. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are generally borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and gains or losses for separate accounts generally accrue to the policyholders and are not included in the Consolidated Statements of Operations. Mortality, policy administration and surrender charges on the accounts are included in "Policy charges and fee income."

     OTHER ASSETS AND OTHER LIABILITIES

     Other assets consist primarily of prepaid benefit costs, reinsurance recoverables, certain restricted assets, trade receivables and property and equipment. Property and equipment are stated at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the related assets which generally range from 3 to 40 years. Other liabilities consist primarily of trade payables and reserves for sales practice remediation costs.

     INSURANCE REVENUE AND EXPENSE RECOGNITION

     Premiums from participating insurance policies are recognized when due. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded using the net level premium method.

     Premiums from non-participating group annuities with life contingencies are recognized when due. For single premium immediate annuities and structured settlements, premiums are recognized when due with any excess profit deferred and recognized in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

     Amounts received as payment for interest sensitive investment contracts, deferred annuities and participating group annuities are reported as deposits to "Policyholders' account balances." Revenues from these contracts are reflected in "Policy charges and fee income" and consist primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges, surrender charges and interest earned from the investment of these account balances. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited and amortization of deferred policy acquisition costs.

     For disability insurance, group life insurance, and property and casualty insurance, premiums are recognized over the period to which the premiums relate in proportion to the amount of insurance protection provided. Claim and claim adjustment expenses are recognized when incurred.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance receivables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

     FOREIGN CURRENCY TRANSLATION ADJUSTMENTS

     Assets and liabilities of foreign operations and subsidiaries reported in other than U.S. dollars are translated at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. The effects of translating the Statements of Financial Position of non-U.S. entities with functional currencies other than the U.S. dollar are recorded, net of related hedge gains and losses and income taxes, as "Other comprehensive income," a separate component of equity.

     COMMISSIONS AND OTHER INCOME

     Commissions and other income principally includes securities and commodities commission revenues, asset management fees, investment banking revenue and realized and unrealized gains from trading activities of the Company's broker-dealer subsidiary.

     DERIVATIVE FINANCIAL INSTRUMENTS

     Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, various financial indices, or the value of securities or commodities. Derivative financial instruments can be exchange-traded or contracted in the over-the-counter market and those used by the Company include swaps, futures, forwards and options contracts. The Company uses derivative financial instruments to hedge market risk from changes in interest rates or foreign currency exchange rates, and to alter interest rate or currency exposures arising from mismatches between assets and liabilities. Additionally, derivatives are used in the broker-dealer business and in a limited-purpose subsidiary for trading purposes.

     To qualify as a hedge, derivatives must be designated as hedges for existing assets, liabilities, firm commitments, or anticipated transactions which are identified and probable to occur, and effective in reducing the market risk to which the Company is exposed. The effectiveness of the derivatives are evaluated at the inception of the hedge and throughout the hedge period.

     DERIVATIVES HELD FOR TRADING PURPOSES are used in the Company's securities broker-dealer business and in a limited-purpose subsidiary to meet the needs of its customers by structuring transactions that allow customers to manage their exposure to interest rates, foreign exchange rates, indices or prices of securities and commodities. Trading derivative positions are valued daily, generally by obtaining quoted market prices or through the use of pricing models. Values are affected by changes in interest rates, currency exchange rates, credit spreads, market volatility and liquidity. The Company monitors these exposures through the use of various analytical techniques.

     Derivatives held for trading are recorded at fair value in "Trading account assets," "Other liabilities" or "Receivables from/Payables to broker-dealer clients" in the Consolidated Statements of Financial Position, and realized and unrealized changes in fair value are included in "Commissions and other income" of the Consolidated Statements of Operations in the periods in which the changes occur. Cash flows from trading derivatives are reported in the operating activities section of the Consolidated Statements of Cash Flows.

     DERIVATIVES HELD FOR PURPOSES OTHER THAN TRADING are primarily used to hedge or reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. Additionally, other than trading derivatives are used to change the characteristics of the Company's asset/liability mix consistent with the Company's risk management activities.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     See Note 14 for a discussion of the accounting treatment of derivatives that qualify as hedges. If the Company's use of other than trading derivatives does not meet the criteria to apply hedge accounting, the derivatives are recorded at fair value in "Other long-term investments" or "Other liabilities" in the Consolidated Statements of Financial Position, and changes in their fair value are recognized in earnings in "Realized investment gains, net" without considering changes in the hedged assets or liabilities. Cash flows from other than trading derivative assets and liabilities are reported in the investing activities section in the Consolidated Statements of Cash Flows.

     INCOME TAXES

     The Company and its domestic subsidiaries file a consolidated federal income tax return. The Internal Revenue Code (the "Code") limits the amount of non-life insurance losses that may offset life insurance company taxable income. The Code also imposes an "equity tax" on mutual life insurance companies which, in effect, imputes an additional tax to the Company based on a formula that calculates the difference between stock and mutual life insurance companies' earnings. Income taxes include an estimate for changes in the total equity tax to be paid for current and prior years. Subsidiaries operating outside the United States are taxed under applicable foreign statutes.

     Deferred income taxes are generally recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to that portion that is expected to be realized.

     NEW ACCOUNTING PRONOUNCEMENTS

     In June 1996, the Financial Accounting Standards Board ("FASB") issued the Statement of Financial Accounting Standards ("SFAS") No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" ("SFAS 125"). The statement provides accounting and reporting standards for transfers and servicing of financial assets and extinguishments of liabilities and provides consistent standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. SFAS 125 became effective January 1, 1997 and was applied prospectively. Subsequent to June 1996, FASB issued SFAS No. 127, "Deferral of the Effective Date of Certain Provisions of SFAS 125" ("SFAS 127"). SFAS 127 delayed the implementation of SFAS 125 for one year for certain provisions, including repurchase agreements, dollar rolls, securities lending and similar transactions. The Company adopted the delayed provisions of SFAS 125 in 1998. The adoption of SFAS 125 did not have a material impact on the Company's results of operations or financial position.

     During 1998, the Company adopted SFAS No. 130, "Reporting Comprehensive Income," which was issued by the FASB in June 1997. This statement defines comprehensive income and establishes standards for reporting and displaying comprehensive income and its components in financial statements. The statement requires that the Company classify items of other comprehensive income by their nature and display the accumulated balance of other comprehensive income separately from retained earnings in the equity section of the Statements of Financial Position. Application of this statement did not change recognition or measurement of net income and, therefore, did not affect the Company's financial position or results of operations.

     During 1998, the Company adopted SFAS No. 132, "Employers' Disclosures about Pensions and Other Postretirement Benefits," which was issued by the FASB in February 1998. This statement standardizes the disclosure requirements for pensions and other postretirement benefits, requires additional information on changes in the benefit obligations and fair values of plan assets and eliminates certain disclosures. This statement is limited to changes in reporting and presentation and does not change recognition or measurement of pension or other postretirement benefit plans. Therefore, its adoption did not affect the Company's financial position or results of operations.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     On January 1, 1998, the Company adopted the American Institute of Certified Public Accountants ("AICPA") Statement of Position 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments" ("SOP 97-3"). This statement provides guidance for determining when an insurance company or other enterprise should recognize a liability for guaranty-fund assessments as well as guidance for measuring the liability. The adoption of SOP 97-3 did not have a material effect on the Company's financial condition or results of operations. In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" which requires that companies recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value. SFAS No. 133 provides, if certain conditions are met, that a derivative may be specifically designated as (1) a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment (fair value hedge), (2) a hedge of the exposure to variable cash flows of a forecasted transaction (cash flow hedge), or (3) a hedge of the foreign currency exposure of a net investment in a foreign operation, an unrecognized firm commitment, an available-for-sale security or a foreign-currency-denominated forecasted transaction (foreign currency hedge).

     SFAS No. 133 does not apply to most traditional insurance contracts. However, certain hybrid contracts that contain features which can affect settlement amounts similarly to derivatives may require separate accounting for the "host contract" and the underlying "embedded derivative" provisions. The latter provisions would be accounted for as derivatives as specified by the statement.

     Under SFAS No. 133, the accounting for changes in fair value of a derivative depends on its intended use and designation. For a fair value hedge, the gain or loss is recognized in earnings in the period of change together with the offsetting loss or gain on the hedged item. For a cash flow hedge, the effective portion of the derivative's gain or loss is initially reported as a component of other comprehensive income and subsequently reclassified into earnings when the forecasted transaction affects earnings. For a foreign currency hedge, the gain or loss is reported in other comprehensive income as part of the foreign currency translation adjustment. For all other derivatives not designated as hedging instruments, the gain or loss is recognized in earnings in the period of change. The Company is required to adopt this Statement no later than January 1, 2000 and is currently assessing the effect of the new standard.

     In October 1998, the AICPA issued Statement of Position 98-7, "Deposit
     Accounting: Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk," ("SOP 98-7"). This statement provides guidance on how to account for insurance and reinsurance contracts that do not transfer insurance risk. SOP 98-7 is effective for fiscal years beginning after June 15, 1999. The adoption of this statement is not expected to have a material effect on the Company's financial position or results of operations.

     RECLASSIFICATIONS

     Certain amounts in prior years have been reclassified to conform to current year presentation.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

3.   DISCONTINUED OPERATIONS

     In December 1998, the Company entered into a definitive agreement to sell its HealthCare business to Aetna Inc. ("Aetna"). Included in this transaction are the Company's managed medical care, point of service, preferred provider organization and indemnity health lines, dental business, as well as the Company's Administrative Services Only ("ASO") businesses. The transaction was approved by the boards of directors of both companies and is expected to be completed in the second quarter of 1999, subject to review by federal antitrust authorities and approval by state regulators, and other customary closing conditions. Proceeds from the sale will consist of $500 million of cash and $500 million of Aetna three year senior notes.

     Loss from operations of discontinued businesses for 1998 includes results through December 31, 1998 (the measurement date). The Statements of Operations for 1997 and 1996 have been restated to conform with the 1998 presentation. Amounts within the footnotes have been adjusted, where noted, to eliminate the impact of discontinued operations and to be consistent with the presentation in the Consolidated Statements of Operations. The following table presents the results of operations and the loss on the disposal of the Company's HealthCare business, determined as of the measurement date, which are included in "Discontinued Operations" in the Consolidated Statements of Operations. Amounts for 1997 and 1996 include revenues and expenses relating to a contract with the American Association of Retired Persons for healthcare and similar coverages which was terminated effective December 31, 1997.

                                                            1998        1997        1996
                                                          ---------   ---------   ---------
                                                                   (In Millions)
     Revenues                                             $  7,461    $ 10,305    $  9,187
     Policyholder benefits                                  (6,064)     (8,484)     (7,711)
     General and administrative expenses                    (1,822)     (2,364)     (1,921)
                                                          ---------   ---------   ---------
     Loss before income taxes                                 (425)       (543)       (445)
     Income tax benefit                                        127         190         163
                                                          ---------   ---------   ---------
     Loss from operations                                     (298)       (353)       (282)
     Loss on disposal, net of tax benefit of $131             (223)          -           -
                                                          ---------   ---------   ---------
     Loss from discontinued operations, net of taxes      $   (521)   $   (353)   $   (282)
                                                          =========   =========   =========

     The loss on disposal includes anticipated operating losses to be incurred by the HealthCare business subsequent to the measurement date through the expected date of the sale, as well as estimates of other costs the Company will incur in connection with the disposition of the HealthCare business. Actual amounts may differ from these estimates. These include costs attributable to facilities closure and systems terminations, severance, payments to Aetna related to the ASO business, and estimated payments in connection with an agreement covering the fully insured medical and dental business. The latter agreement provides for payments either to or from Aetna in the event that medical loss ratios (i.e., incurred medical expense divided by earned premiums) for covered businesses are either less favorable or more favorable than levels specified in the agreement for the years 1999 and 2000. The loss on disposition was reduced by the estimated impact of expected modifications of certain pension and other postretirement benefit plans in which employees of the HealthCare business participate. This amount includes curtailment gains and the cost of termination benefits. (See Note 9.)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

3.   DISCONTINUED OPERATIONS (CONTINUED)

     The following table presents the assets and liabilities pertaining to the Company's HealthCare business at December 31, 1998 which are included in the Company's Consolidated Statements of Financial Position.

                                                    (In Millions)

     Cash and investments                              $ 1,652
     Other assets                                        1,030
                                                       -------
     Total assets                                        2,682

     Future policy benefits                              1,241
     Other liabilities                                   1,105
                                                       -------
     Total liabilities                                   2,346
                                                       -------

     Net assets                                        $   336
                                                       =======


4.   INVESTMENTS

     FIXED MATURITIES AND EQUITY SECURITIES

     The following tables provide additional information relating to fixed maturities and equity securities (excluding trading account assets) as of December 31:

                                                                                            1998
                                                             -------------------------------------------------------------
                                                                                  GROSS           GROSS
                                                              AMORTIZED        UNREALIZED      UNREALIZED       ESTIMATED
                                                                 COST             GAINS          LOSSES         FAIR VALUE
                                                             ----------        ----------      ----------       ----------
                                                                                       (In Millions)
     FIXED MATURITIES AVAILABLE FOR SALE
     U.S. Treasury securities and obligations of
       U.S. government corporations and agencies             $  5,761          $    580         $     9         $  6,332

     Obligations of U.S. states and
       their political subdivisions                             2,672               204               1            2,875

     Foreign government bonds                                   3,156               253              52            3,357

     Corporate securities                                      57,373             2,545             553           59,365

     Mortgage-backed securities                                 7,935               208              14            8,129

     Other fixed maturities                                       100                 -               -              100
                                                             -----------------------------------------------------------
     Total fixed maturities available for sale               $ 76,997          $  3,790         $   629         $ 80,158
                                                             ===========================================================
     EQUITY SECURITIES AVAILABLE FOR SALE                    $  2,583          $    472         $   296         $  2,759
                                                             ===========================================================

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.   INVESTMENTS (CONTINUED)

                                                                                          1998
                                                             ------------------------------------------------------------
                                                                               GROSS            GROSS
                                                              AMORTIZED     UNREALIZED        UNREALIZED        ESTIMATED
                                                                 COST          GAINS            LOSSES         FAIR VALUE
                                                             ----------     ----------        ----------       ----------
     FIXED MATURITIES HELD TO MATURITY                                              (In Millions)
     U.S. Treasury securities and obligations of
       U.S. government corporations and agencies               $    5          $     -           $     -           $    5

     Obligations of U.S. states and
        their political subdivisions                               62                2                 1               63

     Foreign government bonds                                      31                4                 -               35

     Corporate securities                                      16,699            1,096                49           17,746

     Mortgage-backed securities                                     1                -                 -                1

     Other fixed maturities                                        50                6                 -               56
                                                             ------------------------------------------------------------
     Total fixed maturities held to maturity                 $ 16,848         $  1,108           $    50         $ 17,906
                                                             ============================================================


                                                                                        1997
                                                           -------------------------------------------------------------
                                                                                GROSS            GROSS
                                                            AMORTIZED        UNREALIZED       UNREALIZED       ESTIMATED
                                                               COST             GAINS           LOSSES         FAIR VALUE
                                                            ---------        ----------       -----------      ----------
     FIXED MATURITIES AVAILABLE FOR SALE                                           (In Millions)
     U.S. Treasury securities and obligations of
       U.S. government corporations and agencies             $  9,071          $    671          $    -         $  9,742

     Obligations of U.S. states and
       their political subdivisions                             1,529               152               -            1,681

     Foreign government bonds                                   3,177               218              17            3,378

     Corporate securities                                      50,043             2,611             144           52,510

     Mortgage-backed securities                                 7,576               288               5            7,859

     Other fixed maturities                                       100                 -               -              100
                                                             -----------------------------------------------------------
     Total fixed maturities available for sale               $ 71,496         $   3,940         $   166        $  75,270
                                                             ===========================================================
     EQUITY SECURITIES AVAILABLE FOR SALE                    $  2,376          $    680         $   246         $  2,810
                                                             ===========================================================

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.   INVESTMENTS (CONTINUED)

                                                                                         1997
                                                           ---------------------------------------------------------------
                                                                                GROSS            GROSS
                                                            AMORTIZED        UNREALIZED        UNREALIZED        ESTIMATED
                                                               COST             GAINS            LOSSES         FAIR VALUE
                                                           -----------       ----------        -----------      ----------
                                                                                     (In Millions)
     FIXED MATURITIES HELD TO MATURITY
     U.S. Treasury securities and obligations of
       U.S. government corporations and agencies              $    88          $     -           $     -          $    88

     Obligations of U.S. states and
        their political subdivisions                              152                4                 1              155

     Foreign government bonds                                      33                5                 -               38

     Corporate securities                                      18,282            1,212                34           19,460

     Mortgage-backed securities                                     1                -                 -                1

     Other fixed maturities                                       144                8                 -              152
                                                             ------------------------------------------------------------
     Total fixed maturities held to maturity                 $ 18,700         $  1,229           $    35         $ 19,894
                                                             ============================================================

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.   INVESTMENTS (CONTINUED)

     The amortized cost and estimated fair value of fixed maturities by contractual maturities at December 31, 1998, is shown below:

                                                        AVAILABLE FOR SALE                HELD TO MATURITY
                                                    ----------------------------        -----------------------
                                                                    ESTIMATED                        ESTIMATED
                                                    AMORTIZED          FAIR             AMORTIZED       FAIR
                                                      COST            VALUE               COST         VALUE
                                                    ------------  --------------        -----------  ----------
                                                              (In Millions)                 (In Millions)
     Due in one year or less                        $   2,638       $    2,644          $    730     $    736
     Due after one year through five years             17,551           17,874             4,326        4,465
     Due after five years through ten years            19,523           19,976             6,783        7,162
     Due after ten years                               29,350           31,535             5,008        5,542
     Mortgage-backed securities                         7,935            8,129                 1            1
                                                    ---------       ----------          --------     --------
            Total                                   $  76,997       $   80,158          $ 16,848     $ 17,906
                                                    =========       ==========          ========     ========

     Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations.

     Proceeds from the repayment of held to maturity fixed maturities during 1998, 1997 and 1996 were $4,466 million, $4,042 million and $4,268 million, respectively. Gross gains of $135 million, $62 million and $78 million, and gross losses of $2 million, $1 million and $7 million, were realized on prepayment of held to maturity fixed maturities during 1998, 1997 and 1996, respectively.

     Proceeds from the sale of available for sale fixed maturities during 1998, 1997 and 1996 were $119,096 million, $120,604 million and $121,910 million, respectively. Proceeds from the maturity of available for sale fixed maturities during 1998, 1997 and 1996 were $ 4,055 million, $2,946 million and $1,458 million, respectively. Gross gains of $1,765 million, $1,310 million and $1,562 million and gross losses of $443 million, $639 million and $1,026 million were realized on sales and prepayments of available for sale fixed maturities during 1998, 1997 and 1996, respectively.

     Writedowns for impairments of fixed maturities which were deemed to be other than temporary were $96 million, $13 million and $54 million for the years 1998, 1997 and 1996, respectively.

     During the years ended December 31, 1998 and December 31, 1997, certain securities classified as held to maturity were transferred to the available for sale portfolio. These actions were taken as a result of a significant deterioration in credit worthiness. The aggregate amortized cost of the securities transferred was $73 million and $27 million, respectively with gross unrealized investment losses of $.4 million and gross unrealized investment gains of $.6 million included during the years ended December 31, 1998 and 1997, respectively, in "Accumulated other comprehensive income" at the time of the transfer.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.   INVESTMENTS (CONTINUED)

     MORTGAGE LOANS ON REAL ESTATE

     The Company's mortgage loans were collateralized by the following property types at December 31:


                               AMOUNT     PERCENTAGE      AMOUNT      PERCENTAGE
                            (IN MILLIONS)  OF TOTAL    (IN MILLIONS)   OF TOTAL
                            ------------- ----------   -------------  ----------
                                        1998                       1997
                            ------------------------   -------------------------
     Office buildings         $  4,267       25.2%       $  4,692       28.5%
     Retail stores               3,021       17.9%          3,078       18.7%
     Residential properties        716        4.2%            891        5.4%
     Apartment complexes         4,362       25.8%          3,551       21.6%
     Industrial buildings        1,989       11.8%          1,958       11.9%
     Agricultural properties     1,936       11.4%          1,666       10.1%
     Other                         631        3.7%            618        3.8%
                              --------      -----        --------      -----
       Subtotal                 16,922      100.0%         16,454      100.0%
                                            =====                      =====
     Allowance for losses         (427)                      (450)
                              --------                   --------
     Net carrying value       $ 16,495                   $ 16,004
                              ========                   ========

     The mortgage loans are geographically dispersed throughout the United States and Canada with the largest concentrations in California (23.8%) and New York (9.5%) at December 31, 1998. Included in the above balances are mortgage loans receivable from affiliated joint ventures of $87 million and $225 million at December 31, 1998 and 1997, respectively.

     Activity in the allowance for losses for all mortgage loans, for the years ended December 31, is summarized as follows:


                                                 1998       1997       1996
                                                 -----      -----      -----
                                                        (In Millions)

     Allowance for losses, beginning of year     $ 450      $ 515      $ 862
     Additions charged to operations               -          -          -
     Release of allowance for losses               -          (41)      (247)
     Charge-offs, net of recoveries                (23)       (24)      (100)
                                                 -----      -----      -----
     Allowance for losses, end of year           $ 427      $ 450      $ 515
                                                 =====      =====      =====


     The $41 million and $247 million reductions of the mortgage loan allowance for losses in 1997 and 1996, respectively, are primarily attributable to the improved economic climate, changes in the nature and mix of borrowers and underlying collateral and a significant decrease in impaired loans.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.   INVESTMENTS (CONTINUED)

     Impaired mortgage loans identified in management's specific review of probable loan losses and related allowance for losses at December 31, are as follows:

                                                             1998        1997
                                                            -------     -------
                                                              (In Millions)

     Impaired mortgage loans with allowance for losses      $   149     $   330
     Impaired mortgage loans with no allowance for losses       924       1,303
     Allowance for losses                                       (45)        (97)
                                                            -------     -------
     Net carrying value of impaired mortgage loans          $ 1,028     $ 1,536
                                                            =======     =======

     Impaired mortgage loans with no provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. The average recorded investment in impaired loans before allowance for losses was $1,329 million, $2,102 million and $2,842 million during 1998, 1997 and 1996, respectively. Net investment income recognized on these loans totaled $94 million, $140 million and $265 million for the years ended December 31, 1998, 1997 and 1996, respectively.

     INVESTMENT REAL ESTATE

     The Company's "Investment real estate" of $801 million and $1,519 million at December 31, 1998 and 1997, respectively, is held through direct ownership. Of the Company's real estate, $675 million and $1,490 million consists of commercial and agricultural assets held for disposal at December 31, 1998 and 1997, respectively. Impairment losses aggregated $8 million, $40 million and $38 million for the years ended December 31, 1998, 1997 and 1996, respectively, and are included in "Realized investment gains, net."

     RESTRICTED ASSETS AND SPECIAL DEPOSITS

     Assets of $3,135 million and $2,783 million at December 31, 1998 and 1997, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws. Additionally, assets valued at $3,727 million and $2,352 million at December 31, 1998 and 1997, respectively, were held in voluntary trusts. Of this amount, $3,131 million and $1,801 million at December 31, 1998 and 1997, respectively, related to the multi-state policyholder settlement as described in Note 16. The remainder relates to trusts established to fund guaranteed dividends to certain policyholders. The terms of these trusts provide that the assets are to be used for payment of the designated settlement and dividend benefits, as the case may be. Assets valued at $403 million and $632 million at December 31, 1998 and 1997, respectively, were maintained as compensating balances, which do not legally restrict the use of the funds, or pledged as collateral for bank loans and other financing agreements. Restricted cash and securities of $2,366 million and $1,835 million at December 31, 1998 and 1997, respectively, were included in the consolidated financial statements in "Other assets." The restricted cash represents funds deposited by clients and funds accruing to clients as a result of trades or contracts.

     OTHER LONG-TERM INVESTMENTS

     The Company's "Other long-term investments" of $2,658 million and $2,489 million as of December 31, 1998 and 1997, respectively, are comprised of $1,007 million and $1,498 million in real estate related interests and $1,651 million and $991 million of non-real estate related interests. The Company's share of net income from such entities was $285 million, $411 million and $245 million for 1998, 1997 and 1996, respectively, and is reported in "Net investment income."

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.   INVESTMENTS (CONTINUED)


     INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES

     NET INVESTMENT INCOME arose from the following sources for the years ended December 31:

                                                           1998          1997          1996
                                                         --------      --------      --------
                                                                     (In Millions)
     Fixed maturities - available for sale               $  5,366      $  5,074      $  4,871
     Fixed maturities - held to maturity                    1,406         1,622         1,793
     Trading account assets                                   677           504           444
     Equity securities  - available for sale                   54            52            81
     Mortgage loans on real estate                          1,525         1,555         1,690
     Investment real estate                                   230           565           685
     Policy loans                                             410           396           384
     Securities purchased under agreements to resell           18            15            11
     Receivables from broker-dealer clients                   836           706           579
     Short-term investments                                   725           697           702
     Other investment income                                  415           520           559
                                                         --------      --------      --------
     Gross investment income                               11,662        11,706        11,799
     Less investment expenses                              (2,035)       (2,038)       (2,130)
                                                         --------      --------      --------
     Subtotal                                               9,627         9,668         9,669
     Less amount relating to discontinued operations         (107)         (212)         (208)
                                                         --------      --------      --------
     Net investment income                               $  9,520      $  9,456      $  9,461
                                                         ========      ========      ========

     REALIZED INVESTMENT GAINS, NET, for the years ended December 31, were from the following sources:

                                                           1998          1997          1996
                                                         --------      --------      --------
                                                                     (In Millions)
     Fixed maturities                                    $  1,381      $    684      $    513
     Mortgage loans on real estate                             22            68           248
     Investment real estate                                   642           700            76
     Equity securities - available for sale                   427           363           267
     Other                                                    188           394            34
                                                         --------      --------      --------
     Subtotal                                               2,660         2,209         1,138
     Less amounts related to discontinued operations          (30)          (41)          (10)
                                                         --------      --------      --------
     Realized investment gains, net                      $  2,630      $  2,168      $  1,128
                                                         ========      ========      ========

     Based on the carrying value, assets categorized as "non-income producing" for the year ended December 31, 1998 included in fixed maturities available for sale, mortgage loans on real estate and other long term investments totaled $1 million, $23 million and $13 million, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.   INVESTMENTS (CONTINUED)


     NET UNREALIZED INVESTMENT GAINS

     Net unrealized investment gains on securities available for sale are included in the Consolidated Statements of Financial Position as a component of "Accumulated other comprehensive income." Changes in these amounts include reclassification adjustments to avoid double-counting in "Comprehensive income," items that are included as part of "Net income" for a period that also had been part of "Other comprehensive income" in earlier periods. The amounts for the years ended December 31, are as follows:

                                                                               1998         1997         1996
                                                                              -------      -------      -------
                                                                                        (In Millions)
     Net unrealized investment gains, beginning of year                       $ 1,752      $ 1,136      $ 2,397
     Changes in net unrealized investment gains attributable to:
       Investments:
         Net unrealized investment gains (losses) on investments arising
           during the period                                                      522        1,706       (1,281)
         Reclassification adjustment for gains included in net income          (1,087)        (631)        (471)
                                                                              -------      -------      -------
         Change in net unrealized investment gains, net of adjustments           (565)       1,075       (1,752)
     Impact of net unrealized investment gains on:
         Future policy benefits                                                    23         (360)         318
         Deferred policy acquisition costs                                         62          (99)         173
                                                                              -------      -------      -------
     Change in net unrealized investment gains                                   (480)         616       (1,261)
                                                                              -------      -------      -------
     Net unrealized investment gains, end of year                             $ 1,272      $ 1,752      $ 1,136
                                                                              =======      =======      =======

     Unrealized gains (losses) on investments arising during the periods reported in the above table are net of income tax expense (benefit) of $282 million, $961 million and $(647) million for the years ended December 31, 1998, 1997 and 1996, respectively.

     Reclassification adjustments reported in the above table for the years ended December 31, 1998, 1997 and 1996 are net of income tax expense of $588 million, $355 million and $238 million, respectively.

     The future policy benefits reported in the above table are net of income tax expense (benefit) of $15 million, $(203) million and $161 million for the years ended December 31, 1998, 1997 and 1996, respectively.

     Deferred policy acquisition costs in the above tables for the years ended December 31, 1998, 1997 and 1996 are net of income tax expense (benefit) of $36 million, $(55) million and $88 million, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.   DEFERRED POLICY ACQUISITION COSTS

     The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

                                                                  1998         1997         1996
                                                                 -------      -------      -------
                                                                           (In Millions)
     Balance, beginning of year                                  $ 6,083      $ 6,095      $ 5,892
     Capitalization of commissions, sales and issue expenses       1,313        1,409        1,260
     Amortization                                                 (1,139)      (1,176)      (1,261)
     Change in unrealized investment gains                            77         (154)         261
     Foreign currency translation                                    128          (91)         (57)
                                                                 -------      -------      -------
     Balance, end of year                                        $ 6,462      $ 6,083      $ 6,095
                                                                 =======      =======      =======

6.   POLICYHOLDERS' LIABILITIES

     FUTURE POLICY BENEFITS at December 31, are as follows:

                                      1998       1997
                                    -------     -------
                                       (In Millions)

     Life insurance                 $48,927     $46,765
     Annuities                       15,360      15,469
     Other contract liabilities       4,842       5,133
                                    -------     -------
     Future policy benefits         $69,129     $67,367
                                    =======     =======

     Life insurance liabilities include reserves for death and endowment policy benefits, terminal dividends, premium deficiency reserves, and certain health benefits. Annuity liabilities include reserves for immediate annuities and non-participating group annuities. Other contract liabilities primarily consist of unearned premium and benefit reserves for group health products.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.   POLICYHOLDERS' LIABILITIES (CONTINUED)

     The following table highlights the key assumptions generally utilized in calculating these reserves:


         PRODUCT                       MORTALITY                   INTEREST RATE               ESTIMATION METHOD
---------------------------     -------------------------     -------------------------     ------------------------
Life insurance                  Generally rates                      2.5% to 7.5%           Net level premium
                                guaranteed in calculating                                   based on non-forfeiture
                                cash surrender values                                       interest rate

Individual immediate            1983 Individual                    3.5% to 11.25%           Present value of
annuities                       Annuity Mortality                                           expected future payments
                                Table with certain                                          based on historical
                                modifications                                               experience

Group annuities in              1950 Group                        3.75% to 17.35%           Present value of
payout status                   Annuity Mortality                                           expected future
                                Table with certain                                          payments
                                modifications                                               based on historical
                                                                                            experience

Other contract liabilities                     -                     5.3% to 7.0%           Present value of
                                                                                            expected future
                                                                                            payments
                                                                                            based on historical
                                                                                            experience

     For the above categories, premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected future policy benefits and expenses and to recover any unamortized acquisition costs. A premium deficiency reserve has been recorded for the group single premium annuity business, which consists of limited-payment, long duration, traditional and non-participating annuities. A liability of $1,780 million and $1,645 million is included in "Future policy benefits" with respect to this deficiency for the years ended December 31, 1998 and 1997, respectively.

       POLICYHOLDERS' ACCOUNT BALANCES at December 31, are as follows:


                                                                 1998                1997
                                                               --------            --------
                                                                       (In Millions)
   Individual annuities                                         $ 4,997            $  5,695
   Group annuities and guaranteed investment contracts           16,770              19,053
   Interest-sensitive life contracts                              3,566               3,258
   Dividend accumulations and other                               5,641               5,240
                                                                -------            --------
   Policyholders' account balances                              $30,974            $ 33,246
                                                                =======            ========


 Policyholders' account balances for interest-sensitive life and investment-type contracts represent an accumulation of gross premium payments plus credited interest less withdrawals, expenses and mortality charges.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.   POLICYHOLDERS' LIABILITIES (Continued)

     Certain contract provisions that determine the policyholder account balances are as follows:

                                                                                 WITHDRAWAL/
                PRODUCT                       INTEREST RATE                   SURRENDER CHARGES
     ---------------------------------        -------------          -----------------------------------

     Individual annuities                      3.0% to 6.6%           0% to 8% for up to 8 years

     Group annuities                          5.0% to 13.4%           Contractually limited or subject
                                                                      to market value adjustment

     Guaranteed investment contracts          3.9% to 15.4%           Subject to market value withdrawal
     payout status                                                    provisions for any funds withdrawn
                                                                      other than for benefit responsive
                                                                      and contractual payments

     Interest-sensitive life contracts        4.0% to 6.5%            Various up to 10 years

     Dividend accumulations and other         3.0% to 4.5%                            --


THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.   POLICYHOLDERS' LIABILITIES (Continued)

     Unpaid Claims and Claim Adjustment Expenses. The following table provides a reconciliation of the activity in the liability for unpaid claims and claim adjustment expenses for property and casualty and accident and health insurance at December 31:

                                                         1998                         1997                       1996
                                               --------------------------   --------------------------   -----------------------
                                                ACCIDENT       PROPERTY      ACCIDENT       PROPERTY      ACCIDENT     PROPERTY
                                               AND HEALTH    AND CASUALTY   AND HEALTH    AND CASUALTY   AND HEALTH AND CASUALTY
                                               ----------    ------------   ----------    ------------   ---------- -------------
                                                                                 (In Millions)

     Balance at January 1                      $ 1,908        $ 2,956         $ 1,990       $ 3,076      $ 2,033         $ 3,053
       Less reinsurance recoverables               810            535              10           553           15             557
                                               -------        -------         -------       -------      -------         -------
     Net balance at January 1                    1,098          2,421           1,980         2,523        2,018           2,496
                                               -------        -------         -------       -------      -------         -------

     Incurred related to:

       Current year                              6,127          1,354           8,348         1,525        8,391           1,760
       Prior years                                   7           (194)            102           (91)         (66)            (25)
                                               -------        -------         -------       -------      -------         -------

     Total incurred                              6,134          1,160           8,450         1,434        8,325           1,735
                                               -------        -------         -------       -------      -------         -------
     Paid related to:

       Current year                              5,289            717           6,676           739        6,589             908
       Prior years                                 851            681           1,854           797        1,774             800
                                               -------        -------         -------       -------      -------         -------

     Total paid                                  6,140          1,398           8,530         1,536        8,363           1,708
                                               -------        -------         -------       -------      -------         -------


     Net balance at December 31                  1,092          2,183           1,900         2,421        1,980           2,523
       Plus reinsurance recoverables                52            533               8           535           10             553
                                               -------        -------         -------       -------      -------         -------
     Balance at December 31                    $ 1,144        $ 2,716         $ 1,908       $ 2,956      $ 1,990         $ 3,076
                                               =======        =======         =======       =======      =======         =======





     The Accident and Health balance at December 31 includes amounts attributable to the Company's discontinued HealthCare business: 1998 - $1,082; 1997 - $1,757 and 1996 - $1,750.

     In 1998 and 1997, the changes in provision for claims and claim adjustment expenses for property and casualty related to prior years are primarily driven by lower than anticipated losses for the Voluntary Auto line of business.

     The changes in provision for claims and claim adjustment expense for accident and health related to prior years are primarily due to such factors as changes in claim cost trends and an accelerated decline in the indemnity health business.

     The unpaid claims and claim adjustment expenses presented above consist of unpaid claim liabilities which include estimates for liabilities associated with reported claims and for incurred but not reported claims based, in part, on the Company's experience. Changes in the estimated cost to settle unpaid claims are charged or credited to the Consolidated Statement of Operations periodically as the estimates are revised. Accident and health unpaid claims liabilities for 1998, 1997 and 1996 included above are discounted using interest rates ranging from 3.0% to 6.0%.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

7.    REINSURANCE

      The Company participates in reinsurance in order to provide greater diversification of business, provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Property-casualty reinsurance is placed on both a pro-rata and excess of loss basis. Reinsurance ceded arrangements do not discharge the Company or the insurance subsidiaries as the primary insurer. Ceded balances would represent a liability to the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable therefrom, recording an allowance when necessary for uncollectible reinsurance.

      Reinsurance amounts included in the Consolidated Statements of Operations, excluding HealthCare, for the years ended December 31, were as follows:

                                          1998       1997       1996
                                        -------     ------    -------
                                                  (In Millions)
Direct Premiums                         $9,615      $9,679    $10,690
  Reinsurance Assumed                       65          42         13
  Reinsurance Ceded                       (656)       (716)      (704)
                                        ------      ------    -------
Premiums                                $9,024      $9,005    $ 9,999
                                        ======      ======    =======
Policyholders' benefits ceded           $  519      $  530    $   571
                                        ======      ======    =======

      Reinsurance recoverables, included in "Other assets" in the Company's Consolidated Statements of Financial Position, at December 31, were as follows:

                                                      1998      1997
                                                     ------    ------
                                                       (In Millions)
Life insurance                                       $  620     $  685
Property-casualty                                       564        554
Other reinsurance                                        92         65
                                                     ------     ------
                                                     $1,276     $1,304
                                                     ======     ======

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

-------------------------------------------------------------------------------

8.    SHORT-TERM AND LONG-TERM DEBT

       Debt consists of the following at December 31:

SHORT-TERM DEBT
                                                 1998             1997
                                               -------           ------
                                                      (In Millions)
Commercial paper                               $ 7,057           $4,268
Notes payable                                    2,164            2,151
Current portion of long-term debt                  861              355
                                               -------           ------
     Total short-term debt                     $10,082           $6,774
                                               =======           ======

The weighted average interest rate on outstanding short-term debt was approximately 5.4% and 6.0% at December 31, 1998 and 1997, respectively.

The Company issues commercial paper primarily to manage operating cash flows and existing commitments, meet working capital needs and take advantage of current investment opportunities. Commercial paper borrowings are supported by various lines of credit.

LONG-TERM DEBT


DESCRIPTION                                          MATURITY DATES         RATE           1998        1997
-----------                                          --------------         ----           -----       ----
                                                                                             (In Millions)


Floating rate notes ("FRN")                          1999 - 2005        4.04-14.00%(a)    $   729     $   324
Long term notes                                      1999 - 2023         5.5% - 12%         1,318         910
Zero coupon notes                                        1999              8.6% (b)           364         334
Canadian dollar notes                                     -             7.0% - 9.125%           -         117
Japanese yen notes                                   1999 - 2000          0.5% - 4.6%         160         178
Swiss francs notes                                        -                3.875%               -         120
Canadian dollar FRN                                      2003             5.25%-5.89%          96          96
Surplus notes                                        2003 - 2025         6.875% - 8.3%        987         986
Senior notes                                         1999 - 2006           6.375%             393          -
Commercial paper backed by long-term
   credit agreements                                                                        1,500       1,500
Other notes payable                                  1999 - 2017          4% - 7.5%            48          63
                                                                                          -------     -------
Subtotal                                                                                    5,595       4,628
    Less:  current portion of long-term debt                                                 (861)       (355)
                                                                                          -------     -------
Total long-term debt                                                                      $ 4,734     $ 4,273
                                                                                          =======     =======


(a) The Company issued an S&P 500 index linked note of $29 million in September of 1997. The interest rate on the note is based on the appreciation of the S&P 500 index, with a contractual cap of 14%. At December 31, 1998, this rate was 14%. Excluding this note, floating rate note interest rates were between 4.04% - 5.50%.

(b) The rate shown for zero coupon notes represents a level yield to maturity.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

8.    SHORT-TERM AND LONG-TERM DEBT (CONTINUED)

      Payment of interest and principal on the surplus notes issued after 1993, of which $686 million were outstanding at December 31, 1998, may be made only with the prior approval of the Commissioner of Insurance of the State of New Jersey.

      In order to modify exposure to interest rate and currency exchange rate movements, the Company utilizes derivative instruments, primarily interest rate swaps, in conjunction with some of its debt issues. The effect of these derivative instruments is included in the calculation of the interest expense on the associated debt, and as a result, the effective interest rates on the debt may differ from the rates reflected in the tables above. Floating rates are determined by formulas and may be subject to certain minimum or maximum rates.

      Scheduled principal repayments of long-term debt as of December 31, 1998, are as follows: $862 million in 1999, $560 million in 2000, $327 million in 2001, $1,816 million in 2002, $458 million in 2003 and $1,575 million thereafter.

      At December 31, 1998, the Company had $9,853 million in lines of credit from numerous financial institutions of which $8,330 million were unused. These lines of credit generally have terms ranging from one to five years.

      Interest expense for short-term and long-term debt is $920 million, $743 million and $618 million for the years ended December 31, 1998, 1997 and 1996, respectively.

9.    EMPLOYEE BENEFIT PLANS

      PENSION AND OTHER POSTRETIREMENT PLANS

      The Company has funded non-contributory defined benefit pension plans which cover substantially all of its employees. The Company also has several non-funded non-contributory defined benefit plans covering certain executives. Benefits are generally based on career average earnings and credited length of service. The Company's funding policy is to contribute annually an amount necessary to satisfy the Internal Revenue Service contribution guidelines.

      The Company provides certain life insurance and health care benefits ("Other postretirement benefits") for its retired employees, their beneficiaries and covered dependents. The healthcare plan is contributory; the life insurance plan is non-contributory. Substantially all of the Company's employees may become eligible to receive benefits if they retire after age 55 with at least 10 years of service or under certain circumstances after age 50 with at least 20 years of continuous service. These benefits are funded as considered necessary by Company management.

      The Company has elected to amortize its transition obligation for other postretirement benefits over 20 years.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
9.    EMPLOYEE BENEFIT PLANS (CONTINUED)

       Prepaid and accrued benefit costs are included in "Other assets" and "Other liabilities", respectively, in the Company's Consolidated Statements of Financial Position. The status of these plans as of September 30, adjusted for fourth quarter activity, is summarized below:


                                                                                                   OTHER
                                                                 PENSION BENEFITS           POSTRETIREMENT BENEFITS
                                                              ----------------------       ------------------------
                                                                1998           1997          1998           1997
                                                              --------       -------       -------         -------
                                                                   (In Millions)                (In Millions)
CHANGE IN BENEFIT OBLIGATION:
Benefit obligation at the beginning of period                 $(5,557)       $(5,148)      $(2,128)        $(2,002)
Service cost                                                     (159)          (127)          (35)            (38)
Interest cost                                                    (397)          (376)         (142)           (149)
Plan participants' contributions                                    -              -           ( 6)             (4)
Amendments                                                        (58)             -             -              31
Actuarial losses                                                 (600)          (334)          (31)            (84)
Transfer to third party                                             -             32             -               -
Contractual termination benefits                                  (30)           (63)            -               -
Benefits paid                                                     485            460           128             117
Foreign currency changes                                            7             (1)            1               1
                                                              -------        -------       -------         -------
Benefit obligation at end of period                           $(6,309)       $(5,557)      $(2,213)        $(2,128)
                                                              =======        =======       =======         =======

CHANGE IN PLAN ASSETS:

Fair value of plan assets at beginning of period              $ 8,489        $ 7,306       $ 1,354         $ 1,313
Actual return on plan assets                                      445          1,693           146             120
Transfer to third party                                            (4)           (32)           -                -
Contribution from pension plan                                      -              -            31              25
Employer contributions                                             25             16            13               9
Plan participants' contributions                                    -              -             6               4
Withdrawal under IRS Section 420                                  (36)           (35)            -               -
Benefits paid                                                    (485)          (460)         (128)           (117)
Foreign currency changes                                           (7)             1             -               -
                                                              -------        -------       -------         -------
Fair value of plan assets at end of period                    $ 8,427        $ 8,489       $ 1,422         $ 1,354
                                                              =======        =======       =======          =======

FUNDED STATUS:

Funded status at end of period                                $ 2,118          $ 2,932     $  (791)         $  (774)
Unrecognized transition (asset) liability                        (554)            (661)        660              707
Unrecognized prior service cost                                   335              327           -                -
Unrecognized actuarial net gain                                  (813)          (1,644)       (353)            (364)
Effects of 4th quarter activity                                    (9)             (63)          2               33
                                                              -------          -------     -------          -------
Net amount recognized                                         $ 1,077          $   891     $  (482)         $  (398)
                                                              =======          =======     =======          =======

AMOUNTS RECOGNIZED IN THE STATEMENTS OF FINANCIAL
 POSITION CONSIST OF:
  Prepaid benefit cost                                        $  1,348        $  1,150     $     -        $       -
  Accrued benefit liability                                       (287)           (270)       (482)            (398)
  Intangible asset                                                   7               5           -                -
  Accumulated other comprehensive income                             9               6           -                -
                                                              --------        --------     --------       ---------
Net amount recognized                                         $  1,077        $    891     $  (482)       $    (398)
                                                              ========        ========     ========       =========

                                       31

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
9. EMPLOYEE BENEFIT PLANS (CONTINUED)

    The projected benefit obligation, accumulated benefit obligation and fair value of plan assets for the pension plan with accumulated benefit obligations in excess of plan assets were $384 million, $284 million and $0, respectively, as of September 30, 1998 and $319 million, $226 million and $ 0, respectively, as of September 30, 1997.

    The effects of fourth quarter activity are summarized as follows:


                                                                                         OTHER
                                                    PENSION BENEFITS            POSTRETIREMENT BENEFITS
                                                ----------------------          -----------------------
                                                 1998            1997             1998           1997
                                                ------         -------           ------         ------
                                                                     (In Millions)
Effect of IRS Section 420 transfer              $   -          $   (36)          $    -         $    -
Contractual termination benefits                  (14)             (30)               -              -
Contribution from pension plan                      -                -                -             31
Employer contributions                              5                3                2              2
                                                -----          -------           ------         ------
Effects of 4th quarter activity                 $  (9)         $   (63)          $    2         $   33
                                                ======         =======           ======         ======


Pension plan assets consist primarily of equity securities, bonds, real estate and short-term investments, of which $5,926 million and $6,022 million are included in Separate Account assets and liabilities at September 30, 1998 and 1997, respectively.

Other postretirement plan assets consist of group and individual variable life insurance policies, group life and health contracts, common stocks, U.S. government securities and short-term investments. Plan assets include $1,018 million and $1,044 million of Company insurance policies and contracts at September 30, 1998 and 1997, respectively.

Effective December 31, 1996, The Prudential Securities Incorporated Cash Balance Plan (the "PSI Plan") was merged into The Retirement System for United States Employees and Special Agents of The Prudential Insurance Company of America (the "Prudential Plan"). The name of the merged plan is The Prudential Merged Retirement Plan ("Merged Retirement Plan"). All of the assets of the Merged Retirement Plan are available to pay benefits to participants and their beneficiaries who are covered by the Merged Retirement Plan. The merger of the plans had no effect on the December 31, 1996 results of operations.

During 1996, the Prudential Plan was amended to provide cost of living adjustments for retirees. The effect of this plan amendment increased benefit obligations and unrecognized prior service cost by $170 million at September 30, 1996. In addition, the Prudential Plan was amended to provide contractual termination benefits to certain plan participants who were notified between September 15, 1996 and December 31, 1998 that their employment had been terminated. Costs related to these amendments are reflected below in contractual termination benefits.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
9. EMPLOYEE BENEFIT PLANS (CONTINUED)

   Net periodic benefit cost included in "General and administrative expenses" in the Company's Consolidated Statements of Operations for the years ended December 31, includes the following components:


                                                                                                              OTHER
                                                          PENSION BENEFITS                           POSTRETIREMENT BENEFITS
                                                -----------------------------------            ------------------------------------
                                                   1998         1997          1996               1998          1997          1996
                                                -----------------------------------            ------------------------------------
                                                                                  (In Millions)
COMPONENTS OF NET PERIODIC BENEFITS COSTS:
Service cost                                    $   159       $   127       $   140            $    35       $    38       $    45
Interest cost                                       397           376           354                142           149           157
Expected return on plan assets                     (674)         (617)         (594)              (119)          (87)          (93)
Amortization of transition amount                  (106)         (106)         (107)                47            50            53
Amortization of prior service cost                   45            42            26                  -             -             -
Amortization of actuarial net (gain) loss             1             -             -               (13)          (13)            (3)
Curtailment gain (loss)                               5             -             -                  -             -            (9)
Contractual termination benefits                     14            30            63                  -             -             -
                                                -------       -------       -------            -------       -------        ------
Net periodic (benefit) cost                     $  (159)      $  (148)      $  (118)           $    92       $   137        $  150
                                                =======       =======       =======            =======       =======        ======



The assumptions at September 30, used by the Company to calculate the benefit obligations as of that date and to determine the benefit cost in the subsequent year are as follows:

                                                                                                                OTHER
                                                           PENSION BENEFITS                      POSTRETIREMENT BENEFITS
                                                  ------------------------------         ----------------------------------------
                                                   1998        1997        1996              1998          1997          1996
                                                  ------------------------------         ----------------------------------------
WEIGHTED-AVERAGE ASSUMPTIONS:
Discount rate                                      6.50%       7.25%       7.75%            6.50%          7.25%         7.75%
Rate of increase in compensation levels            4.50%       4.50%       4.50%            4.50%          4.50%         4.50%
Expected return on plan assets                     9.50%       9.50%       9.50%            9.00%          9.00%         9.00%
Health care cost trend rates                         -           -           -           7.80-11.00%    8.20-11.80%   8.50-12.50%
Ultimate health care cost trend rate
    after gradual decrease until 2006                -           -           -              5.00%          5.00%         5.00%


THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

9. EMPLOYEE BENEFIT PLANS (CONTINUED)

   Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plan. A one-percentage point increase and decrease in assumed health care cost trend rates would have the following effects:

                                                               OTHER
                                                       POSTRETIREMENT BENEFITS
                                                       -----------------------
                                                                1998
                                                               ------
                                                           (In Millions)
   ONE PERCENTAGE POINT INCREASE
   Effect on total service and interest costs                  $  24
   Effect on postretirement benefit obligation                  (226)

   ONE PERCENTAGE POINT DECREASE
   Effect on total service and interest costs                  $ (19)
   Effect on postretirement benefit obligation                   187

   POSTEMPLOYMENT BENEFITS

   The Company accrues postemployment benefits primarily for life and health benefits provided to former or inactive employees who are not retirees. The net accumulated liability for these benefits at December 31, 1998 and 1997 was $135 million and $144 million, respectively, and is included in "Other liabilities."

   OTHER EMPLOYEE BENEFITS

   The Company sponsors voluntary savings plans for employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 3% of annual salary, resulting in $54 million, $63 million and $57 million of expenses included in "General and administrative expenses" for 1998, 1997 and 1996, respectively.

   DISCONTINUED OPERATIONS

   In connection with the disposal of the Company's HealthCare business, as more fully discussed in Note 3, the loss on disposal was reduced by an estimated curtailment gain of $30 million.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

10. INCOME TAXES

     The components of income tax expense for the years ended December 31, were as follows:

                                           1998         1997         1996
                                          ------       ------       ------
                                                        (In Millions)
Current tax expense (benefit):
    U.S.                                  $  983       $  (14)      $  400
    State and local                           54           51          108
    Foreign                                  148           64           48
                                          ------       ------       ------
    Total                                 $1,185       $  101       $  556
                                          ======       ======       ======

Deferred tax expense (benefit):

    U.S.                                  $ (193)      $  269       $ (428)
    State and local                           (6)           4           (2)
    Foreign                                  (16)          33           54
                                          ------       ------       ------
    Total                                 $ (215)      $  306       $ (376)
                                          ======       ======       ======
Total income tax expense                  $  970       $  407       $  180
                                          ======       ======       ======


The Company's income tax expense for the years ended December 31, differs from the amount computed by applying the expected federal income tax rate of 35% to income from continuing operations before income taxes for the following reasons:


                                                             1998        1997        1996
                                                            ------      ------      ------
                                                                   (In Millions)
Expected federal income tax expense                         $  908      $  480      $  539
Equity tax (benefit)                                            75         (65)       (365)
State and local income taxes                                    31          37          69
Tax-exempt interest and dividend received deduction            (46)        (67)        (67)
Other
                                                                 2          22           4
                                                            ------      ------      ------
Total income tax expense                                    $  970      $  407      $  180
                                                            ======      ======      ======

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

10. INCOME TAXES (CONTINUED)

    Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                                             1998       1997
                                                           -------    -------
                                                              (In Millions)
Deferred tax assets
     Insurance reserves                                    $ 1,584    $ 1,482
     Policyholder dividends                                    265        250
     Net operating loss carryforwards                          260         80
     Litigation related reserves                               104        178
     Employee benefits                                          63         42
     Other                                                     134        287
                                                           -------    -------
     Deferred tax assets before valuation allowance          2,410      2,319
     Valuation allowance                                       (13)       (18)
                                                           -------    -------
     Deferred tax assets after valuation allowance           2,397      2,301
                                                           -------    -------

Deferred tax liabilities
     Investments                                             1,414      1,867
     Deferred policy acquisition costs                       1,436      1,525
     Depreciation                                               64         36
                                                           -------    -------
     Deferred tax liabilities                                2,914      3,428
                                                           -------    -------
Net deferred tax liability                                 $   517    $ 1,127
                                                           =======    =======

Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax asset after valuation allowance. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of the deferred tax asset that is realizable. At December 31, 1998 and 1997, respectively, the Company had federal life net operating loss carryforwards of $540 million and $1,200 million, which expire by 2012. At December 31, 1998 and 1997, respectively, the Company had state non-life operating loss carryforwards for tax purposes approximating $1,059 million and $800 million, which expire by 2018.

The Internal Revenue Service (the "Service") has completed all examinations of the consolidated federal income tax returns through 1989. The Service has examined the years 1990 through 1992. Discussions are being held with the Service with respect to proposed adjustments. Management, however, believes there are adequate defenses against, or sufficient reserves to provide for such adjustments. The Service has begun their examination of the years 1993 through 1995.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

11.   STATUTORY EQUITY AND INCOME

      Applicable insurance department regulations require that the Company prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefits reserves using different actuarial assumptions, not providing for deferred taxes, and valuing securities on a different basis. The Company's statutory net income, as filed with the New Jersey Department of Banking and Insurance was $1,247 million, $1,471 million and $1,402 million for the years 1998, 1997 and 1996, respectively. Statutory capital and surplus, as filed, at December 31, 1998 and 1997 was $8,536 million and $9,242 million, respectively.

12.   OPERATING LEASES

      The Company and its subsidiaries occupy leased office space in many locations under various long-term leases and have entered into numerous leases covering the long-term use of computers and other equipment. At December 31, 1998, future minimum lease payments under non-cancelable operating leases are estimated as follows:

                                                (In Millions)

               1999                               $   295
               2000                                   263
               2001                                   231
               2002                                   198
               2003                                   157
               Remaining years after 2003             753
                                                  -------
               Total                              $ 1,897
                                                  =======

      Amounts presented in the table above include operating leases relating to the Company's HealthCare business. See Note 3 for a discussion of the pending sale of this business. Amounts applicable to the HealthCare business are $65 million in 1999, $58 million in 2000, $52 million in 2001, $45 million in 2002, $34 million in 2003 and $89 million thereafter. Rental expense incurred for the years ended December 31, 1998, 1997 and 1996 was approximately $320 million, $352 million and $343 million, respectively.

13.   FAIR VALUE OF FINANCIAL INSTRUMENTS

      The estimated fair values presented below have been determined using available information and valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Accordingly, such estimates presented may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The following methods and assumptions were used in calculating the estimated fair values (for all other financial instruments presented in the table, the carrying value approximates estimated fair value).

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

-------------------------------------------------------------------------------
13. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

    FIXED MATURITIES AND EQUITY SECURITIES

    Estimated fair values for fixed maturities and equity securities, other than private placement securities, are based on quoted market prices or estimates from independent pricing services. Fair values for private placement securities are estimated using a discounted cash flow model which considers the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life. The fair value of certain non-performing private placement securities is based on amounts estimated by management.

    MORTGAGE LOANS ON REAL ESTATE

    The estimated fair value of the mortgage loan portfolio is primarily based upon the present value of the scheduled future cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for a similar quality mortgage. For certain non-performing loans, the estimated fair value is based upon the present value of expected future cash flows discounted at the appropriate U.S. Treasury rate adjusted for current market spread for a similar quality mortgage.

    POLICY LOANS

    The estimated fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayments.

    DERIVATIVE FINANCIAL INSTRUMENTS

    The fair value of swap agreements is estimated based on the present value of future cash flows under the agreements discounted at the applicable zero coupon U.S. Treasury rate and swap spread. The fair value of forwards, futures and options is estimated based on market quotes for a transaction with similar terms. The estimated fair value of loan commitments is derived by comparing the contractual stream of fees with such fee streams adjusted to reflect current market rates that would be applicable to instruments of similar type, maturity, and credit standing.

    POLICYHOLDERS' ACCOUNT BALANCES

    Estimated fair values of policyholders' account balances are derived by using discounted projected cash flows, based on interest rates being offered for similar contracts, with maturities consistent with those remaining for the contracts being valued. For interest sensitive life contracts, fair value approximates carrying value.

    DEBT

    The estimated fair value of short-term and long-term debt is derived by using discount rates based on the borrowing rates currently available to the Company for debt with similar terms and remaining maturities.

-------------------------------------------------------------------------------
13. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

      The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31:


                                                                        1998                             1997
                                                               -----------------------          ------------------------
                                                               CARRYING     ESTIMATED           CARRYING     ESTIMATED
                                                                AMOUNT      FAIR VALUE           AMOUNT      FAIR VALUE
                                                               --------     ----------          --------     ----------
                                                                                     (In Millions)
FINANCIAL ASSETS:
Other than trading:
  Fixed maturities:
        Available for sale                                     $ 80,158      $ 80,158           $ 75,270      $ 75,270
        Held to maturity                                         16,848        17,906             18,700        19,894
  Equity securities                                               2,759         2,759              2,810         2,810
  Mortgage loans on real estate                                  16,495        17,265             16,004        16,703
  Policy loans                                                    7,476         8,037              7,034         7,201
  Securities purchased under agreements to resell                 1,737         1,737                 -             -
  Short-term investments                                          9,781         9,781             12,106        12,106
  Cash                                                            1,943         1,943              1,859         1,859
  Restricted Assets                                               2,366         2,366              1,835         1,835
  Separate Account assets                                        81,621        81,621             73,839        73,839
  Derivative financial instruments                                  132           135                 93            92

Trading:
  Trading account assets                                       $  8,888      $  8,888           $  6,347      $  6,347
  Broker-dealer related receivables                              10,142        10,142              8,442         8,442
  Derivative financial instruments                                  765           765                910           910
  Securities purchased under agreements to resell                 8,515         8,515              8,661         8,661
  Cash collateral for borrowed securities                         5,622         5,622              5,047         5,047


FINANCIAL LIABILITIES:
Other than trading:
  Policyholders' account balances                              $ 30,974      $ 31,940           $ 33,246      $ 34,201
  Securities sold under agreements to repurchase                  7,085         7,085                 85            85
  Cash collateral for loaned securities                           2,450         2,450              9,647         9,647
  Short-term and long-term debt                                  14,816        15,084             11,047        11,131
  Securities sold but not yet purchased                           2,215         2,215                  -             -
  Separate Account liabilities                                   80,931        80,931             73,451        73,451
  Derivative financial instruments                                  390           391                100            99

Trading:
  Broker-dealer related payables                                $ 6,530      $  6,530           $  3,338      $  3,338
  Derivative financial instruments                                  725           725              1,019         1,019
  Securities sold under agreements to repurchase                 14,401        14,401             12,262        12,262
  Cash collateral for loaned securities                           4,682         4,682              4,470         4,470
  Securities sold but not yet purchased                           3,556         3,556              3,648         3,648



THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS

    INTEREST RATE SWAPS

    The Company uses interest rate swaps to reduce market risks from changes in interest rates and to alter interest rate exposures arising from mismatches between assets and liabilities. Under interest rates swaps, the Company agrees with other parties to exchange, at specified intervals the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. The fair value of swap agreements is estimated based on the present value of future cash flows under the agreements, discounted at the applicable zero coupon U.S. Treasury rate and swap spread.

    If swap agreements meet the criteria for hedge accounting, net interest receipts or payments are accrued and recognized over the life of the swap agreements as an adjustment to interest income or expense of the hedged item. Any unrealized gains or losses are not recognized until the hedged item is sold or matures. Gains or losses on early termination of interest rate swaps are deferred and amortized over the remaining period originally covered by the swaps. If the criteria for hedge accounting are not met, the swap agreements are accounted for at market value with changes in fair value reported in current period earnings.

    FUTURES AND OPTIONS

    The Company uses exchange-traded Treasury futures and options to reduce market risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring. The Company enters into exchange-traded futures and options with regulated futures commissions merchants who are members of a trading exchange. The fair value of futures and options is based on market quotes for transactions with similar terms.

    Under exchange-traded futures, the Company agrees to purchase a specified number of contracts with other parties and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. Futures are typically used to hedge duration mismatches between assets and liabilities by replicating Treasury performance. Treasury futures move substantially in value as interest rates change and can be used to either modify or hedge existing interest rate risk. This strategy protects against the risk that cash flow requirements may necessitate liquidation of investments at unfavorable prices resulting from increases in interest rates. This strategy can be a more cost effective way of temporarily reducing the Company's exposure to a market decline than selling fixed income securities and purchasing a similar portfolio when such a decline is believed to be over.

    If futures meet hedge accounting criteria, changes in their fair value are deferred and recognized as an adjustment to the carrying value of the hedged item. Deferred gains or losses from the hedges for interest-bearing financial instruments are amortized as a yield adjustment over the remaining lives of the hedged item. Futures that do not qualify as hedges are carried at fair value with changes in value reported in current period earnings. The gains and losses associated with anticipatory transactions are not material.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

14.   DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (CONTINUED)

      When the Company anticipates a significant decline in the stock market which will correspondingly affect its diversified portfolio, it may purchase put index options where the basket of securities in the index is appropriate to provide a hedge against a decrease in the value of the equity portfolio or a portion thereof. This strategy effects an orderly sale of hedged securities. When the Company has large cash flows which it has allocated for investment in equity securities, it may purchase call index options as a temporary hedge against an increase in the price of the securities it intends to purchase. This hedge permits such investment transactions to be executed with the least possible adverse market impact.

      Option premium paid or received is reported as an asset or liability and amortized into income over the life of the option. If options meet the criteria for hedge accounting, changes in their fair value are deferred and recognized as an adjustment to the hedged item. Deferred gains or losses from the hedges for interest-bearing financial instruments are recognized as an adjustment to interest income or expense of the hedged item. If the options do not meet the criteria for hedge accounting, they are fair valued, with changes in fair value reported in current period earnings.

      CURRENCY DERIVATIVES

      The Company uses currency derivatives, including exchange-traded currency futures and options, currency forwards and currency swaps to reduce market risks from changes in currency values of investments denominated in foreign currencies that the Company either holds or intends to acquire and to alter the currency exposures arising from mismatches between such foreign currencies and the U.S. Dollar.

      Under currency forwards, the Company agrees with other parties upon delivery of a specified amount of specified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

      If currency derivatives are effective as hedges of foreign currency translation and transaction exposures, gains or losses are recorded in "Accumulated other comprehensive income." If currency derivatives do not meet hedge accounting criteria, gains or losses from those derivatives are recognized in current period earnings.

      The tables below summarize the Company's outstanding positions by derivative instrument types as of December 31, 1998 and 1997. The amounts presented are classified as either trading or other than trading, based on management's intent at the time of contract inception and throughout the life of the contract. The table includes the estimated fair values of outstanding derivative positions only and does not include the changes in fair values of associated financial and non-financial assets and liabilities, which generally offset derivative notional amounts. The fair value amounts presented also do not reflect the netting of amounts pursuant to right of setoff, qualifying master netting agreements with counterparties or collateral arrangements.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (CONTINUED)

                        DERIVATIVE FINANCIAL INSTRUMENTS
                                DECEMBER 31, 1998
                                  (In Millions)


                                    TRADING                    OTHER THAN TRADING                      TOTAL
                           -------------------------        -------------------------        -------------------------
                                          ESTIMATED                        ESTIMATED                        ESTIMATED
                           NOTIONAL       FAIR VALUE        NOTIONAL       FAIR VALUE        NOTIONAL       FAIR VALUE
                           --------       ----------        --------       ----------        --------       ----------

Swaps:
  Assets                   $  4,564        $    309         $  2,200         $    96        $  6,764         $    405
  Liabilities                 4,734             274            3,065             349           7,799              623

Forwards:
  Assets                     45,651             282            1,004              14          46,655              296
  Liabilities                39,153             280            2,039              37          41,192              317

Futures:
  Assets                      3,272              61            1,786              23           5,058               84
  Liabilities                 4,371              47              531               5           4,902               52

Options:
  Assets                      8,310             113              130               2           8,440              115
  Liabilities                 6,388             124              213               -           6,601              124
                           --------        --------         --------         -------        --------         --------
Total:
  Assets                   $ 61,797        $    765         $  5,120         $   135        $ 66,917         $    900
                           ========        ========         ========         =======        ========         ========
  Liabilities              $ 54,646        $    725         $  5,848         $   391        $ 60,494         $  1,116
                           ========        ========         ========         =======        ========         ========


THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

-------------------------------------------------------------------------------

14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (CONTINUED)

                        DERIVATIVE FINANCIAL INSTRUMENTS
                                DECEMBER 31, 1997
                                  (In Millions)


                                      TRADING                  OTHER THAN TRADING                    TOTAL
                             --------------------------     -------------------------      --------------------------
                                            ESTIMATED                      ESTIMATED                       ESTIMATED
                             NOTIONAL       FAIR VALUE      NOTIONAL       FAIR VALUE      NOTIONAL        FAIR VALUE
                             --------       -----------     --------      -----------      --------        ----------
Swaps:
  Assets                     $ 5,798         $  316         $ 1,446         $   67          $ 7,244         $  383
  Liabilities                  5,439            418           1,197             70            6,636            488


Forwards:
  Assets                      29,947            438           1,171             25           31,118            463
  Liabilities                 29,985            461             687              8           30,672            469


Futures:
  Assets                       4,103             51              46             -             4,149             51
  Liabilities                  3,064             50           3,320             21            6,384             71


Options:
  Assets                       6,893            105             239             -             7,132            105
  Liabilities                  3,946             90             224             -             4,170             90
                             -------        -------         -------         ------          -------        -------
Total:
  Assets                     $46,741        $   910         $ 2,902         $   92          $49,643        $ 1,002
                             =======        =======         =======         ======          =======        =======
  Liabilities                $42,434        $ 1,019         $ 5,428         $   99          $47,862        $ 1,118
                             =======        =======         =======         ======          =======        =======


CREDIT RISK

The current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. The Company also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques. At December 31, 1998 and 1997 approximately 97% and 95%, respectively, of the net credit exposure for the Company from derivative contracts is with investment-grade counterparties.

Net trading revenues for the years ended December 31, 1998, 1997 and 1996 relating to forwards, futures and swaps were $67 million, $(5) million and $(13) million; $59 million, $37 million and $(13) million; and $42 million, $32 million and $(11) million, respectively. Net trading revenues for options were not material. Average fair values for trading derivatives in an asset position during the years ended December 31, 1998 and 1997 were $1,165 million and $1,015 million, respectively, and for derivatives in a liability position were $1,140 million and $1,166 million, respectively. Of those derivatives held for trading purposes at December 31, 1998, 63% of the notional amount consisted of interest rate derivatives, 32% consisted of foreign currency derivatives, and 5% consisted of equity and commodity derivatives. Of those derivatives held for purposes other than trading at December 31, 1998, 60% of notional consisted of interest rate derivatives, 31% consisted of foreign currency derivatives, and 9% consisted of equity and commodity derivatives.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (CONTINUED)

    OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS

    During the normal course of its business, the Company utilizes financial instruments with off-balance sheet credit risk such as commitments, financial guarantees, loans sold with recourse and letters of credit. Commitments include commitments to purchase and sell mortgage loans, the underfunded portion of commitments to fund investments in private placement securities, and unused credit card and home equity lines. In connection with the Company's commercial banking business, loan commitments for credit cards and home equity lines of credit include agreements to lend up to specified limits to customers. It is anticipated that commitment amounts will only be partially drawn down based on overall customer usage patterns, and, therefore, do not necessarily represent future cash requirements. The Company evaluates each credit decision on such commitments at least annually and has the ability to cancel or suspend such lines at its option. The total available lines of credit card and home equity commitments were $3.0 billion of which $2.2 billion remains available at December 31, 1998.

    Also in connection with the Company's investment banking activities, the Company enters into agreements with mortgage originators and others to provide financing on both a secured and unsecured basis. Aggregate financing commitments on a secured basis approximate $6.1 billion of which $3.3 billion remains available at December 31, 1998. Unsecured commitments approximate $65.0 million, the majority of which is outstanding at December 31, 1998.

    Other commitments substantially include commitments to purchase and sell mortgage loans and the underfunded portion of commitments to fund investments in private placement securities. These mortgage loans and private commitments were $2.5 billion of which $1.8 billion remain available at December 31, 1998. Additionally, mortgage loans sold with recourse were $0.5 billion at December 31, 1998.

    The Company also provides financial guarantees incidental to other transactions and letters of credit that guarantee the performance of customers to third parties. These credit-related financial instruments have off-balance sheet credit risk because only their origination fees, if any, and accruals for probable losses, if any, are recognized until the obligation under the instrument is fulfilled or expires. These instruments can extend for several years and expirations are not concentrated in any period. The Company seeks to control credit risk associated with these instruments by limiting credit, maintaining collateral where customary and appropriate, and performing other monitoring procedures. At December 31, 1998 these were immaterial.

15. DIVESTITURE

    On July 31, 1996, the Company sold a substantial portion of its Canadian Branch business to the London Life Insurance Company ("London Life"). This transaction was structured as a reinsurance transaction whereby London Life assumed total liabilities of the Canadian Branch equal to $3,291 million as well as a related amount of assets equal to $3,205 million. This transfer resulted in a reduction of policy liabilities of $3,257 million and a corresponding reduction in invested assets. The Company recognized an after-tax gain in 1996 of $116 million as a result of this transaction, recorded in "Realized investment gains, net."

16. CONTINGENCIES AND LITIGATION

    STOP-LOSS REINSURANCE AGREEMENT

    In connection with the sale in 1995 of its wholly-owned subsidiary Prudential Reinsurance Company ("Pru Re"), the Company's subsidiary, Gibraltar Casualty Insurance Company ("Gibraltar") entered into a stop-loss reinsurance agreement with Pru Re whereby Gibraltar has reinsured up to $375 million of the first $400 million of aggregate adverse loss development on reserves recorded by Pru Re at June 30, 1995. The Company has guaranteed

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

16. CONTINGENCIES AND LITIGATION (CONTINUED)


    Gibraltar's obligations arising under the stop-loss agreement subject to a limit of $375 million. Through December 31, 1998, Gibraltar has incurred $375 million in losses under the stop-loss agreement, including $90 million in 1998. Gibraltar has paid $197 million to Pru Re under the stop-loss agreement.

    ENVIRONMENTAL AND ASBESTOS-RELATED CLAIMS

    Certain of the Company's subsidiaries received claims under expired contracts which assert alleged injuries and/or damages relating to or resulting from toxic torts, toxic waste and other hazardous substances. The liabilities for such claims cannot be estimated by traditional reserving techniques. As a result of judicial decisions and legislative actions, the coverage afforded under these contracts may be expanded beyond their original terms. Extensive litigation between insurers and insureds over these issues continues and the outcome is not predictable. In establishing the liability for unpaid claims for these losses, management considered the available information. However, given the expansion of coverage and liability by the courts and legislatures in the past, and potential for other unfavorable trends in the future, the ultimate cost of these claims could increase from the levels currently established.

    MANAGED CARE REIMBURSEMENT

    The Company has reviewed its obligations under certain managed care arrangements for possible failure to comply with contractual and regulatory requirements. It is the opinion of management that adequate reserves have been established to provide for appropriate reimbursements to customers.

    REINSURANCE AND PARTICIPATION AGREEMENT

    The Company and a number of other insurers ("the Consortium") entered into a Reinsurance and Participation Agreement (the "Agreement") with MBL Life Assurance Corporation ("MBLLAC") and others, under which the Company and the other insurers agreed to reinsure certain payments to be made to contract holders by MBLLAC in connection with the plan of rehabilitation of Mutual Benefit Life Insurance Company. Under the agreement, the Consortium, subject to certain terms and conditions, will indemnify MBLLAC for the ultimate net loss sustained by MBLLAC on each contract subject to the Agreement. The ultimate net loss represents the amount by which the aggregate required payments exceed the fair market value of the assets supporting the covered contracts at the time such payments are due. The Company's share of any net loss is 30.55%. The Company has determined that it does not expect to make any payments to MBLLAC under the agreement. The Company concluded this after testing a wide range of potentially adverse scenarios during the rehabilitation period for MBLLAC. In November 1998, the Rehabilitation Court approved the sale of MBLLAC's individual life insurance and individual group annuity business to affiliates of SunAmerica Inc. Upon the end of the rehabilitation period, expected during 1999, the agreement will terminate.

    LITIGATION

    Various lawsuits against the Company have arisen in the course of the Company's business. In certain of these matters, large and/or indeterminate amounts are sought.

    Two putative class actions and approximately 320 individual actions were pending against the Company in the United States as of January 31, 1999 brought on behalf of those persons who purchased life insurance policies allegedly because of deceptive sales practices engaged in by the Company and its insurance agents in violation of state and federal laws. Additional suits may be filed by individuals who opted out of the class action settlement described below. The sales practices alleged to have occurred are contrary to Company policy. Some of these cases seek substantial damages while others seek unspecified compensatory, punitive and treble damages. The Company intends to defend these cases vigorously.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
16. CONTINGENCIES AND LITIGATION (CONTINUED)

    A Multi-State Life Insurance Task Force (the "Task Force"), comprised of insurance regulators from 29 states and the District of Columbia, was formed in April 1995 to conduct a review of sales and marketing practices throughout the life insurance industry. The Company was the initial focus of the Task Force examination. On July 9, 1996, the Task Force released its report on the Company's activities. The Task Force found that some sales of life insurance policies by the Company had been improper and that the Company's efforts to prevent such practices were not sufficiently effective. Based on the findings, the Task Force recommended, and the Company agreed to, various changes to its sales and business practices controls, and a series of fines allocated to all 50 states and the District of Columbia. In addition, the Task Force recommended a remediation program pursuant to which the Company would offer relief to the policyowners who were misled when they purchased permanent life insurance policies in the United States from 1982 to 1995.

    On October 28, 1996, the Company entered into a Stipulation of Settlement with attorneys for the plaintiffs in the consolidated class action lawsuit pending in a Multi-District Litigation proceeding in the U.S. District Court for the District of New Jersey. The class action suit involved alleged improprieties in connection with the Company's sale, servicing and operation of permanent life insurance policies from 1982 through 1995. Pursuant to the settlement, the Company agreed to provide certain enhancements and changes to the remediation program previously accepted by the Task Force, including some additional remedies. In addition, the Company agreed that it would incur a minimum cost of $410 million in providing remedies to policyowners under the program and, in specified circumstances, agreed to make certain other payments and guarantees. Under the terms of the settlement, the Company agreed to a minimum average cost per remedy of $2,364 for up to 330,000 claims remedied and also agreed to provide additional compensation to be determined by formula that will range in aggregate amount from $50 million to $300 million depending on the total number of claims remedied. At the end of the remediation program's claim evaluation process, the Court will determine how the additional compensation will be distributed.

    The terms of the remediation program described above were enhanced again in February 1997 pursuant to agreements reached with several states that had not previously accepted the terms of the program. These changes were incorporated as amendments to the above-described Stipulation of Settlement and related settlement documents, and the amended Stipulation of Settlement was approved as fair to class members by the U.S. District Court in March 1997. By that point in time, the Company had entered into agreements with all 50 states and the District of Columbia pursuant to which each jurisdiction had accepted the remediation plan and the Company had agreed to pay approximately $65 million in fines, penalties and related payments.

    The decision of the U.S. District Court to certify a class in the above-described litigation for settlement purposes only and to approve the class action settlement as described in the amended Stipulation of Settlement was affirmed by the U.S. Court of Appeals for the Third Circuit in July 1998 although the issue of class counsel's fees was sent back to the U.S. District Court for review. The Supreme Court denied certiorari in January 1999, thereby making final the approval of the class action settlement.

    While the approval of the class action settlement is now final, the Company remains subject to oversight and review by insurance regulators and other regulatory authorities with respect to its sales practices and the conduct of the remediation program. The releases granted by the state insurance regulators pursuant to the individual state settlement agreements do not become final until the remediation program has been completed without any material changes to which those regulators have not agreed. The U.S. District Court has also retained jurisdiction as to all matters relating to the administration, consummation, enforcement and interpretation of the class action settlement.

    Pursuant to the state agreements and the amended Stipulation of Settlement, as approved by the U.S. District Court, the Company initiated its remediation program in 1997. The Company mailed packages and provided broad class notice to the owners of approximately 10.7 million policies eligible to participate in the remediation program in

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
16. CONTINGENCIES AND LITIGATION (CONTINUED)

    October 1996, informing them of their rights. Owners of approximately 21,800 policies elected to be excluded from the class action settlement. Of those eligible to participate in the settlement, policyowners who believed they were misled were invited to file a claim through an Alternative Dispute Resolution ("ADR") process. The ADR process was established to enable the Company to discharge its liability to the affected policyowners. Policyowners who did not wish to file a claim in the ADR process were permitted to choose from options available under Basic Claim Relief, such as preferred rate premium loans, or annuities, mutual fund shares or life insurance policies that the Company will enhance.

    In January 1997 the U.S. District Court sanctioned and fined the Company $1 million for failure to properly implement procedures for its employees to retain documents in violation of the Courts' order that required the parties to preserve all documents relevant to the class action and remediation program. The Court ordered the Company to implement a document retention policy and directed that an independent expert be engaged to investigate the extent of document destruction and its impact on the remediation program.

    In response to the class notices, the owners of approximately 503,000 policies indicated an interest in a Basic Claim Relief remedy. Management believes that costs associated with providing Basic Claim Relief will not be material to the Company's financial position or results of operations.

    The owners of approximately 1.16 million policies responded to the class notices by indicating an intent to file an ADR claim. All policyholders who responded were provided an ADR claim form for completion and submission. The ADR process generally requires that individual claim forms and files be reviewed by the Company and by one or more independent claim evaluators. Approximately 649,000 claim forms were completed and returned and approximately 591,000 decision letters had been mailed to claimants as of January 31, 1999. In many instances, claimants have the right to "appeal" the Company's decision to an independent reviewer. Management believes that the bulk of such appeals will be resolved in 1999.

    In 1996, the Company recorded in its Consolidated Statement of Operations the cost of $410 million as a guaranteed minimum remediation expense pursuant to the settlement agreement. Management had no better information available at that time upon which to make a reasonable estimate of losses associated with the settlement. In 1997, based on additional information derived from claim sampling techniques, the terms of the settlement and the number of claim forms received, management increased the estimated liability for the cost of remedying policyholder claims in the ADR process by $1.64 billion before taxes to approximately $2.05 billion before taxes, of which $1.80 billion was funded in a settlement trust. Management expressly noted that additional cost items were anticipated that could not be fully evaluated at that time.

    In 1998, based on estimates derived from an analysis of claims actually remedied (including interest), a sample of claims still to be remedied, an estimate of additional liability associated with the results of the investigation by the independent expert regarding the impact of document destruction on the ADR program, and an estimate of additional liabilities associated with a claimant's right to "appeal" the Company's decision, management increased the estimated liability for the cost of ADR remedies by $.51 billion before taxes to a total of $2.56 billion before taxes, all of which has been funded in a settlement trust as discussed in Note 4. The Company has also recorded from 1996 through 1998 additional charges to reflect ongoing administrative costs related to the ADR program, regulatory fines, penalties and related payments, litigation costs and settlements, and other fees and expenses associated with the resolution of sales practices issues. While management believes the foregoing provisions are reasonable estimates based on information currently available, the ultimate amount of the total cost of remedied policyholder claims and other related costs is dependent on complex and varying factors, including the relief options still to be chosen by claimants, the dollar value of those options, and the number and type of claims that may successfully be appealed.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
16. CONTINGENCIES AND LITIGATION (CONTINUED)


    The Company's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted with precision. It is possible that the results of operations or the cash flow of the Company, in particular quarterly or annual periods, could be materially affected by an ultimate unfavorable outcome of the matters specifically discussed above. Management believes, however, that the ultimate resolution of all such matters, after consideration of applicable reserves, should not have a material adverse effect on the Company's financial position.


                                     ******

                                    PART II

                               OTHER INFORMATION

                          UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                     REPRESENTATION WITH RESPECT TO CHARGES

The Prudential Insurance Company of America represents that the fees and charges deducted under the Variable Appreciable Life Insurance Contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Prudential.

                  UNDERTAKING WITH RESPECT TO INDEMNIFICATION

The Registrant, in conjunction with certain affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.

New Jersey, being the state of organization of Prudential Insurance Company of America ("Prudential"), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of Prudential's By-law 27, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 6(b) of Form S-6, Registration No. 333-64957, filed September 30, 1998 on behalf of The Prudential Variable Appreciable Account.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:
-------------------------------------------------------------------------

The facing sheet.

Cross-reference to items required by Form N-8B-2.

The prospectus consisting of 120 pages.

The undertaking to file reports.

The representation with respect to charges.

The undertaking with respect to indemnification.

The signatures.

Written consents of the following persons:

  1.  PricewaterhouseCoopers LLP, independent accountants.
  2.  Clifford E. Kirsch, Esq.
  3.  Pamela A. Schiz, FSA, MAAA.


The following exhibits:
-----------------------

  1. The following exhibits correspond to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:

     A. (1) Resolution of Board of Directors of The Prudential Insurance Company of America establishing The Prudential Variable Appreciable Account. (Note 4)
         (2) Not Applicable.
         (3) Distributing Contracts:
             (a) Distribution Agreement between Pruco Securities Corporation and The Prudential Insurance Company of America. (Note 5)
             (b) Proposed form of Agreement between Pruco Securities Corporation and independent brokers with respect to the Sale of the Contracts. (Note 4)
             (c)  Schedules of Sales Commissions. (Note 5)
         (4) Not Applicable.
         (5) Variable Appreciable Life Insurance Contracts: (Note 5)
             (a) With fixed death benefit for use in New Jersey and domicile approval states.
             (b) With variable death benefit for use in New Jersey and domicile approval states.
             (c)  With fixed death benefit for use in non-domicile approval states.
             (d) With variable death benefit for use in non-domicile approval states.
         (6) (a) Charter of The Prudential Insurance Company of America, as amended November 14, 1995. (Note 7)
             (b) By-laws of The Prudential Insurance Company of America, as amended May 12, 1998. (Note 8)
         (7) Not Applicable.
         (8) Not Applicable.
         (9) Not Applicable.
        (10) (a)  Application Form. (Note 1)
             (b)  Supplement to the Application for Variable Appreciable Life
                  Insurance Contract.   (Note 5)
        (11) Form of Notice of Withdrawal Right. (Note 5)
        (12) Memorandum describing Prudential's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-3(T)(b)(12)(iii) and method of computing adjustments in payments and cash surrender values upon conversion to fixed-benefit policies pursuant to Rule 6e-3(T)(b)(13)(v)(B). (Note 5)
        (13) Available Contract Riders and Endorsements:
             (a)  Rider for Insured's Waiver of Premium Benefit. (Note 5)
             (b)  Rider for Applicant's Waiver of Premium Benefit. (Note 5)
             (c)  Rider for Insured's Accidental Death Benefit. (Note 5)
             (d) Rider for Level Term Insurance Benefit on Life of Insured. (Note 5)
             (e) Rider for Decreasing Term Insurance Benefit on Life of Insured. (Note 6)

             (f)  Rider for Interim Term Insurance Benefit. (Note 5)
             (g) Rider for Option to Purchase Additional Insurance on Life of Insured. (Note 5)
             (h) Rider for Decreasing Term Insurance Benefit on Life of Insured Spouse. (Note 6)
             (i) Rider for Level Term Insurance Benefit on Dependent Children. (Note 5)
             (j) Rider for Level Term Insurance Benefit on Dependent Children-- from Term Conversions. (Note 5)
             (k) Rider for Level Term Insurance Benefit on Dependent Children-- from Term Conversions or Attained Age Change. (Note 5)
             (l)  Endorsement defining Insured Spouse. (Note 5)
             (m) Rider covering lack of Evidence of Insurability on a Child. (Note 5)
             (n)  Rider modifying Waiver of Premium Benefit. (Note 5)
             (o)  Rider to terminate a Supplementary Benefit. (Note 5)
             (p) Rider providing for election of Variable Reduced Paid-up Insurance. (Note 5)
             (q)  Rider to provide for exclusion of Aviation Risk. (Note 5)
             (r) Rider to provide for exclusion of Military Aviation Risk. (Note 5)
             (s)  Rider to provide for exclusion for War Risk. (Note 5)
             (t)  Rider to provide for Reduced Paid-up Insurance. (Note 5)
             (u)  Rider providing for Option to Exchange Policy. (Note 5)
             (v) Endorsement defining Ownership and Control of the Contract. (Note 5)
             (w) Rider providing for Modification of Incontestability and Suicide Provisions. (Note 5)
             (x) Endorsement issued in connection with Non-Smoker Qualified Contracts. (Note 5)
             (y) Endorsement issued in connection with Smoker Qualified Contracts. (Note 5)
             (z)  Home Office Endorsement. (Note 5)
             (aa) Endorsement showing Basis of Computation for Non-Smoker
                  Contracts. (Note 5)
             (bb) Endorsement showing Basis of Computation for Smoker Contracts.
                  (Note 5)
             (cc) Rider for Term Insurance Benefit on Life of Insured--
                  Decreasing Amount After Three Years. (Note 5)
             (dd) Rider for Renewable Term Insurance Benefit on Life of Insured.
                  (Note 5)
             (ee) Rider for Level Term Insurance Benefit on Life of Insured
                  Spouse. (Note 5)
             (ff) Living Needs Benefit Rider
                    (i)  for use in Florida. (Note 5)
                    (ii) for use in all approved jurisdictions except Florida
                         and New York. (Note 5)
                    (iii)  for use in New York. (Note 5)
             (gg) Rider for Renewable Term Insurance Benefit on Life of Insured
                  Spouse. (Note 5)
             (hh) Rider for Level Term Insurance Benefit on Life of Insured--
                  Premium Increases Annually. (Note 5)
             (ii) Rider for Term Insurance Benefit on Life of Insured--
                  Decreasing Amount. (Note 5)
             (jj) Rider for a Level Premium Option. (Note 5)
             (kk) Payment of Unscheduled Premium Benefit (Note 5)
             (ll) Rider for Scheduled Term Insurance Benefit on Life of Insured.
                  (Note 5)
             (mm) Endorsement altering the Assignment provision.  (Note 2)
             (nn) Rider for Non-Convertible Term Insurance Benefit on Life of
                  Insured Spouse.
                  (Note 6)
             (oo) Rider for Convertible Term Insurance Benefit on Life of
                  Insured Spouse. (Note 6)
             (pp) Rider for Level Term Insurance Benefit on Life of Insured--
                  Premium Increases Annually  (Note 6)
             (qq) Rider for Non-Convertible Term Insurance Benefit on Life of
                  Insured. (Note 6)
             (rr) Rider for Convertible Term Insurance Benefit on Life of
                  Insured. (Note 6)

  2. See Exhibit 1.A.(5).

  3. Opinion and Consent of Clifford E. Kirsch, Esq. as to the legality of the securities being registered. (Note 1)

  4. None.

  5. Not Applicable.

  6. Opinion and Consent of Pamela A. Schiz, FSA, MAAA, as to actuarial matters pertaining to the securities being registered. (Note 1)

  7. Powers of Attorney.

     (a)  F. Agnew, F. Becker, J.Cullen,
          C. Davis, R. Enrico, A. Gilmour,
          W. Gray, III, J. Hanson, G. Hiner, C. Horner,
          G. Kelley, B. Malkiel, A. Ryan, I. Schmertz,
          C. Sitter, D. Staheli, R. Thomson, J. Unruh,
          P. Vagelos, S. Van Ness, P. Volcker, J. Williams (Note 3)
     (b)  G. Casellas (Note 8)
     (c)  R. Carbone (Note 9)
     (d)  A. Piszel (Note 10)



(Note 1)  Filed herewith.
(Note 2) Incorporated by reference to Post-Effective Amendment No. 14 to this Registration Statement, filed February 15, 1995.
(Note 3) Incorporated by reference to Post-Effective Amendment No. 10 to Form S-1, Registration No. 33-20083, filed April 9, 1998 on behalf of The Prudential Variable Contract Real Property Account.
(Note 4) Incorporated by reference to Post-Effective Amendment No. 15 to this Registration Statement filed May 1, 1995.
(Note 5) Incorporated by reference to Post-Effective Amendment No. 19 to this Registration Statement, filed April 28, 1997.
(Note 6) Incorporated by reference to Post-Effective Amendment No. 18 to this Registration Statement, filed December 26, 1996.
(Note 7) Incorporated by reference to Post-Effective Amendment No. 9 to Form S-1, Registration No. 33-20083, filed April 9, 1997 on behalf of The Prudential Variable Contract Real Property Account.
(Note 8) Incorporated by reference to Form S-6, Registration No. 333-64957, filed September 30, 1998 on behalf of The Prudential Variable Appreciable Account.
(Note 9) Incorporated by reference to Post-Effective Amendment No. 3 to Form N-4, Registration No. 333- 23271, filed October 16, 1998 on behalf of The Prudential Discovery Select Group Variable Contract Account.
(Note 10) Incorporated by reference to Post-Effective Amendment No. 4 to Form N-
          4, Registration No. 333- 23271, filed February 23, 1999 on behalf of The Prudential Discovery Select Group Variable Contract Account.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Prudential Variable Appreciable Account, certifies that this Amendment is filed solely for one or more of the purposes specified in Rule 485(b)(1) under the Securities Act of 1933 and that no material event requiring disclosure in the prospectus, other than one listed in Rule 485(b)(1), has occurred since the effective date of the most recent Post-Effective Amendment to the Registration Statement which included a prospectus, and has caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal hereunto affixed and attested, all in the city of Newark and the State of New Jersey, on this 12th day of April, 1999.


(Seal)             THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT
                                  (Registrant)

                By: THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                                  (Depositor)


Attest:  /s/ Thomas C. Castano               By:  /s/ Esther H. Milnes
         -------------------------                ----------------------------
         Thomas C. Castano                        Esther H. Milnes
         Assistant Secretary                      Vice President and Actuary




Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 21 to the Registration Statement has been signed below by the following persons in the capacities indicated on this 12th day of April, 1999.

          SIGNATURE AND TITLE
          -------------------

/s/ *
-----------------------------------
Arthur F. Ryan
Chairman of the Board, President,
and Chief Executive Officer

/s/ *
-----------------------------------
Anthony S. Piszel
Vice President and Controller

/s/ *
-----------------------------------
Richard J. Carbone
Chief Financial Officer

/s/ *                                 *By:  /s/ Thomas C. Castano
-----------------------------------         --------------------------------
Franklin E. Agnew                           Thomas C. Castano
Director                                    (Attorney-in-Fact)

/s/ *
----------------------------------
Frederic K. Becker
Director

/s/ *
----------------------------------
Gilbert F. Casellas
Director

/s/ *
----------------------------------
James G. Cullen
Director

/s/ *
----------------------------------
Carolyne K. Davis
Director


/s/ *
----------------------------------
Roger A. Enrico
Director

/s/*
---------------------------------
Allan D. Gilmour
Director

/s/ *
---------------------------------
William H. Gray, III
Director

/s/ *
---------------------------------
Jon F. Hanson
Director

/s/ *
---------------------------------
Glen H. Hiner, Jr.
Director

/s/ *
---------------------------------
Constance J. Horner
Director

/s/ *
---------------------------------
Gaynor N. Kelley
Director

/s/ *                                  *By:  /s/ Thomas C. Castano
---------------------------------       ---------------------------------------
Burton G. Malkiel                       Thomas C. Castano
Director                                (Attorney-in-Fact)

/s/*
---------------------------------
Ida F. S. Schmertz
Director

/s/*
---------------------------------
Charles R. Sitter
Director

/s/*
---------------------------------
Donald L. Staheli
Director

/s/ *
---------------------------------
Richard M. Thomson
Director

/s/ *
---------------------------------
James A. Unruh
Director

/s/ *
---------------------------------
P. Roy Vagelos, M.D.
Director

/s/ *
---------------------------------
Stanley C. Van Ness
Director

/s/ *
---------------------------------
Paul A. Volcker
Director

/s/ *
---------------------------------
Joseph H. Williams
Director

                                 EXHIBIT INDEX



               Consent of PricewaterhouseCoopers LLP, independent    Page II-8
               accountants.

  1.A.(10)(a)  Application Form.                                     Page II-9

           3.  Opinion and Consent of Clifford E. Kirsch, Esq. as    Page II-16
               to the legality of the securities being registered.

           6.  Opinion and Consent of Pamela A. Schiz, FSA, MAAA,    Page II-17
               as to actuarial matters pertaining to the securities being registered.